                                                 Prospectus dated April 28, 2008

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                           Venture(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after April 28, 2008.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK TRUST
   500 Index Trust(1)
   Active Bond Trust(1)
   All Cap Core Trust(1)
   All Cap Growth Trust(1)
   All Cap Value Trust(1)
   American Asset Allocation Trust
   American Blue Chip Income & Growth Trust(1)
   American Bond Trust
   American Fundamental Holdings Trust
   American Global Diversification Trust
   American Global Growth Trust
   American Global Small
   Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
   Blue Chip Growth Trust
   Capital Appreciation Trust
   Classic Value Trust
   Core Bond Trust(1)
   Core Equity Trust
   Emerging Growth Trust(1)
   Emerging Small Company Trust(1)
   Equity-Income Trust
   Financial Services Trust
   Franklin Templeton Founding
   Allocation Trust
   Fundamental Value Trust
   Global Trust(1)
   Global Allocation Trust
   Global Bond Trust
   Health Sciences Trust
   High Income Trust
   High Yield Trust
   Income & Value Trust
   Index Allocation Trust
   International Core Trust
   International Equity Index Trust A(1)
   International Opportunities Trust
   International Small Cap Trust
   International Value Trust
   Investment Quality Bond Trust
   Large Cap Trust(1)
   Large Cap Value Trust(1)
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust(1)
   Mid Cap Intersection Trust
   Mid Cap Stock Trust(2)
   Mid Cap Value Trust(1)
   Money Market Trust
   Natural Resources Trust
   Optimized All Cap Trust(1)(,3)
   Optimized Value Trust(1)(,4)
   Pacific Rim Trust
   Real Estate Securities Trust
   Real Return Bond Trust(1)
   Science & Technology Trust
   Small Cap Trust(1)
   Small Cap Growth Trust
   Small Cap Index Trust(1)
   Small Cap Opportunities Trust
   Small Cap Value Trust
   Small Company Trust(1)
   Small Company Value Trust
   Strategic Bond Trust
   Strategic Income Trust(1)
   Total Return Trust
   Total Stock Market Index Trust(1)
   U.S. Core Trust(1)
   U.S. Government Securities Trust
   U.S. High Yield Bond Trust(1)
   U.S. Large Cap Trust
   Utilities Trust(1)
   Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.(5)
   BlackRock Basic Value V. I. Fund
   BlackRock Value Opportunities
   V. I. Fund
   BlackRock Global Allocation
   V. I. Fund
PIMCO VARIABLE
INSURANCE TRUST
   PIMCO VIT All Asset Portfolio

(1) Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.

(2)  Successor to Dynamic Growth Trust.

(3)  Formerly "Quantitative All Cap Trust," successor to "Growth & Income
     Trust."

(4)  Formerly "Quantitative Value Trust."

(5) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents

I. GLOSSARY OF SPECIAL TERMS..............................................     1
II. OVERVIEW..............................................................     4
III. FEE TABLES...........................................................     9
   EXAMPLES...............................................................    12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS.............................................................    24
   THE COMPANIES..........................................................    24
   THE SEPARATE ACCOUNTS..................................................    25
   THE PORTFOLIOS.........................................................    25
   VOTING INTEREST........................................................    37
V. DESCRIPTION OF THE CONTRACT............................................    38
   ELIGIBLE PLANS.........................................................    38
   ELIGIBLE GROUPS........................................................    38
   ACCUMULATION PERIOD PROVISIONS.........................................    38
      Purchase Payments...................................................    38
      Payment Enhancement.................................................    39
      Accumulation Units..................................................    40
      Value of Accumulation Units.........................................    40
      Net Investment Factor...............................................    41
      Transfers Among Investment Options..................................    41
      Maximum Number of Investment Options................................    42
      Telephone and Electronic Transactions...............................    42
      Special Transfer Services - Dollar Cost Averaging Program...........    43
      Special Transfer Services - Asset Rebalancing Program...............    43
      Secure Principal Program............................................    44
      Withdrawals.........................................................    44
      Special Withdrawal Services - The Income Plan.......................    45
      Optional Guaranteed Minimum Withdrawal Benefits.....................    45
      Death Benefit During Accumulation Period............................    45
      Optional Enhanced Death Benefits....................................    49
   PAY-OUT PERIOD PROVISIONS..............................................    50
      General.............................................................    50
      Annuity Options.....................................................    50
      Determination of Amount of the First Variable Annuity Payment.......    53
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments.........................................................    54
      Transfers During Pay-out Period.....................................    54
      Death Benefit During Pay-out Period.................................    54
      Optional Guaranteed Minimum Income Benefits.........................    55
   OTHER CONTRACT PROVISIONS..............................................    55
      Right to Review.....................................................    55
      Ownership...........................................................    55
      Annuitant...........................................................    56
      Beneficiary.........................................................    56
      Modification........................................................    57
      Our Approval........................................................    57
      Misstatement and Proof of Age, Sex or Survival......................    57
   FIXED INVESTMENT OPTIONS...............................................    57
VI. CHARGES AND DEDUCTIONS................................................    61
   WITHDRAWAL CHARGES.....................................................    61
   ANNUAL CONTRACT FEE....................................................    63
   ASSET-BASED CHARGES....................................................    64
      Daily Administration Fee............................................    64
      Mortality and Expense Risks Fee.....................................    64
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.....................    64
   PREMIUM TAXES..........................................................    65
VII. FEDERAL TAX MATTERS..................................................    66
   INTRODUCTION...........................................................    66
   OUR TAX STATUS.........................................................    66
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...........................    66
   NON-QUALIFIED CONTRACTS................................................    67
      Undistributed Gains.................................................    67
      Taxation of Annuity Payments........................................    67
      Surrenders, Withdrawals and Death Benefits..........................    67
      Taxation of Death Benefit Proceeds..................................    67
      Penalty Tax on Premature Distributions..............................    68
      Puerto Rico Non-Qualified Contracts.................................    68
      Diversification Requirements........................................    68
   QUALIFIED CONTRACTS....................................................    69
      Penalty Tax on Premature Distributions..............................    70
      Rollovers and Transfers.............................................    70
      Loans...............................................................    71
      Puerto Rico Contracts Issued to Fund Retirement Plans...............    72
   SEE YOUR OWN TAX ADVISOR...............................................    72
VIII. GENERAL MATTERS.....................................................    73
   ASSET ALLOCATION SERVICES..............................................    73
   RESTRICTIONS UNDER THE TEXAS OPTIONAL
   RETIREMENT PROGRAM.....................................................    73
   DISTRIBUTION OF CONTRACTS..............................................    73
      Standard Compensation...............................................    74
      Revenue Sharing and Additional Compensation.........................    74
      Differential Compensation...........................................    74
      Contracts Sold Directly Without Payment of Any Sales Compensation...    75
   CONFIRMATION STATEMENTS................................................    75
   REINSURANCE ARRANGEMENTS...............................................    75
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE..................   A-1
APPENDIX B: QUALIFIED PLAN TYPES..........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS........................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS...............   D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS...................   E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS.........................................................   F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES............................   U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accountant...............................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     5
Appendix A: Audited Financial Statements..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accountant...............................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
Legal and Regulatory Matters..............................................     5
Appendix A:  Audited Financial Statements.................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

STEP-UP: An increase in the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits").

STEP-UP DATE: The date on which we determine whether a Step-up could occur.

SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus describes Contracts purchased before April 28, 2008. For these purposes, "purchase" means that you completed an application and we issued your Contract before April 28, 2008.

We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after April 28, 2008. Although we still offer Venture(R) Contracts for sale, we make the offer through different Prospectuses.

This Prospectus primarily describes features of our previously issued versions of the Venture(R) Contract. We describe several versions of the Venture(R) Contract, which we may refer to as VENTURE(R) 2006 (available May 1, 2006 - April 27, 2008, subject to state availability), VEN 20, or VEN 22 (available May 1, 1998 - November 20, 2006, subject to state availability) and VEN 24 (available May, 1999 - May, 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October,
1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 - May 1999). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

   TYPE OF          MINIMUM INITIAL       MINIMUM ADDITIONAL
   CONTRACT     PURCHASE PAYMENT(1, 2)   PURCHASE PAYMENT(1)
-------------   ----------------------   -------------------
Non-Qualified           $5,000                   $30
  Qualified             $2,000                   $30

(1) The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Non-Qualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.

(2) If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract Year.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options for your version of the Venture(R) Contract, as shown on the first page of this Prospectus. VEN 1 Contracts may only invest in the Large Cap, Investment Quality Bond and Money Market Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

     -    Guaranteed Earnings Multiplier Death Benefit;

     -    Triple Protection Death Benefit;

     -    Enhanced Death Benefit (Ven 7 and Ven 8 only); and

     -    Annual Step Death Benefit (Venture(R) 2006 only).

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

     -    Income Plus for Life;

     -    Income Plus for Life - Joint Life;

     -    Principal Plus;

     -    Principal Plus for Life;

     -    Principal Plus for Life Plus Automatic Annual Step-up;

     -    Principal Plus for Life Plus Spousal Protection; and

     -    Principal Returns.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

     -    Guaranteed Retirement Income Programs - offered by John Hancock USA;

     -    Guaranteed Retirement Income Programs - offered by John Hancock New
          York.

In addition, if you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applied for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001 or on or after November 12, 2007. Once available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of NY by John Hancock USA.

CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.

IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses you paid at the time you purchased a Contract as well as the fees and expenses you pay while owning or surrendering a Venture(R) Contract. The tables also describe the fees and expenses for older versions of the Venture(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolios' prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of
Purchase Payments)(2)       VEN 20, 22, 2006   VEN 7, VEN 8   VEN 1, VEN 3
-------------------------   ----------------   ------------   ------------
First Year                          6%               6%             5%
Second Year                         6%               6%             5%
Third Year                          5%               5%             5%
Fourth Year                         5%               4%             5%
Fifth Year                          4%               3%             5%
Sixth Year                          3%               2%             0%
Seventh Year                        2%               0%             0%
Thereafter                          0%               0%             0%
TRANSFER FEE(3)
Maximum Fee                       $25              $25            $25
Current Fee                       $ 0              $ 0            $ 0

                              JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE    VEN 24, 2006     VEN 24, 2006
(as percentage of           (With Payment   (Without Payment
Purchase Payments)(2)        Enhancement)     Enhancement)     VEN 9
-------------------------   -------------   ----------------   -----
First Year                         8%               6%           6%
Second Year                        8%               6%           6%
Third Year                         7%               5%           5%
Fourth Year                        7%               5%           4%
Fifth Year                         5%               4%           3%
Sixth Year                         4%               3%           2%
Seventh Year                       3%               2%           0%
Eighth Year                        1%               0%           0%
Thereafter                         0%               0%           0%
TRANSFER FEE(3)
Maximum Fee                      $25              $25           $25
Current Fee                      $ 0              $ 0           $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                JOHN HANCOCK USA

                                                                                                          VEN 3, VEN 7
                                                                  VENTURE(R) 2006            VEN 20, 22     AND VEN 8    VEN 1
                                                          -------------------------------   -----------   ------------   -----------
ANNUAL CONTRACT FEE(1)                                                  $30                    $  30         $  30          $  30
                                                          CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                             1-7                8+
   Mortality and Expense Risks Fee                             1.00%            0.85%           1.25%         1.25%          1.30%
   Daily Administration Fee- asset based                       0.15%            0.15%           0.15%         0.15%          0.00%
                                                              -----            -----           -----         -----          -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)
   (With No Optional Riders Reflected)                         1.15%            1.00%           1.40%         1.40%          1.30%

                                                          CONTRACT YEARS   CONTRACT YEARS

OPTIONAL BENEFITS                                               1-7                8+
FEES DEDUCTED FROM SEPARATE ACCOUNT
   Optional Guaranteed Earnings Multiplier Fee              not offered      not offered        0.20%      not offered   not offered
   Optional Annual Step Death Benefit Fee                      0.20%            0.20%       not offered    not offered   not offered
                                                               ----             ----        -----------    -----------   -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                      1.35%            1.20%           1.60%         1.40%          1.30%
(With Optional Benefits reflected, as applicable.)
FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit
   Rider Fee (maximum) (4)                                     1.20%            1.20%           1.20%      not offered   not offered
Optional Guaranteed Retirement Income Programs              not offered      not offered        0.50%      not offered   not offered
(as a percentage of Income Base) (5)
Optional Triple Protection Death Benefit                    not offered      not offered        0.50%      not offered   not offered
(as a percentage of Triple Protection Death Benefit)(6)

(1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step Death Benefit Fee, as applicable.

(4) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus for Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).

(5) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: " Optional Guaranteed Minimum Income Benefits" for availability.

(6) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.

                              JOHN HANCOCK NEW YORK

                                                           VENTURE(R) 2006              VEN 24        VEN 9
                                                   -------------------------------   -----------   -----------
ANNUAL CONTRACT FEE(1)                                 $  30                            $  30          $  30

                                                   CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                      1-7                8+
   Mortality and Expense Risks Fee                      1.00%            0.85%           1.25%         1.25%
   Daily Administration Fee- asset based                0.15%            0.15%           0.15%         0.15%
                                                       -----            -----           -----         -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)               1.15%            1.00%           1.40%         1.40%

                                                           VENTURE(R) 2006              VEN 24        VEN 9
                                                   -------------------------------   -----------   -----------
OPTIONAL BENEFITS                                  CONTRACT YEARS   CONTRACT YEARS
                                                         1-7                8+
FEES DEDUCTED FROM SEPARATE ACCOUNT
   Optional Guaranteed Earnings Multiplier Fee       not offered      not offered    not offered   not offered
   Optional Annual Step Death Benefit Fee               0.20%            0.20%       not offered   not offered
   Optional Payment Enhancement Fee                     0.35%            0.35%           0.35%     not offered
                                                       -----            -----           -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)               1.70%            1.55%           1.75%         1.40%

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit
   Rider Fee (maximum) (4)                                      1.20%                    0.75%     not offered
Optional Guaranteed Retirement Income Programs               not offered                 0.45%         1.40%
(as a percentage of Income Base) (5)

(1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 9 Contracts.

(2) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step Death Benefit Fee, as applicable.

(4) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus for Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).

(5) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                             INCOME PLUS FOR     PRINCIPAL PLUS    PRINCIPAL PLUS
                            LIFE - JOINT LIFE     FOR LIFE PLUS     FOR LIFE PLUS   PRINCIPAL
              INCOME PLUS   (NOT AVAILABLE IN   AUTOMATIC ANNUAL       SPOUSAL       PLUS FOR   PRINCIPAL   PRINCIPAL
                FOR LIFE        NEW YORK)            STEP-UP         PROTECTION        LIFE        PLUS      RETURNS
              -----------   -----------------   ----------------   --------------   ---------   ---------   ---------
Maximum Fee     1.20%(1)         1.20%(2)             1.20%(3)        1.20%(4)       0.75%(5)    0.75%(6)    0.95%(7)
Current Fee     0.60%            0.60%                0.60%           0.65%          0.40%       0.30%       0.50%

(1) The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.

(2) The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.

(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(4) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(5) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(6) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(7) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

Total Annual Portfolio Operating Expenses                   Minimum(1)   Maximum
-----------------------------------------                   ----------   -------
Range of expenses that are deducted from Portfolio             0.74%      1.63%
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,
2002

Range of expenses that are deducted from Portfolio             0.54%      1.63%
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13, 2002

(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

     EXAMPLE 1: VENTURE(R) 2006 CONTRACTS (ISSUED ON OR AFTER MAY 1, 2006)

          (a) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2007 with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - Contracts issued on or after July 17, 2006 with optional benefit Riders

          (c) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2006 with optional benefit Riders

          (d) Minimum Portfolio Operating Expenses - Contracts issued with no optional benefit Riders

     EXAMPLE 2: VEN 20, 22, 24 CONTRACTS (ISSUED AFTER MAY 13, 2002 AND BEFORE MAY 1, 2006)

          (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders

          (c) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders

          (d) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders

          (e) Minimum Portfolio Operating Expenses - Contracts with no optional benefit Riders

     EXAMPLE 3: VEN 20, 22, 24 CONTRACTS (ISSUED BEFORE MAY 13, 2002)

          (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

          (b) Maximum Portfolio Operating Expenses - John Hancock New York Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

          (c) Minimum Portfolio Operating Expenses - Contracts eligible to invest in Series I of John Hancock Trust with no optional benefit Riders

     EXAMPLE 4: VEN 1 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

     EXAMPLE 5: VEN 3 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

     EXAMPLE 6: VEN 7, 8, 9 CONTRACTS

          (a)  Maximum Portfolio Operating Expenses

          (b)  Minimum Portfolio Operating Expenses

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the "Maximum Portfolio Operating Expenses" examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the "Minimum Portfolio Operating Expenses" examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.

Example 1 (a): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2007 with Annual Step Death Benefit and Income Plus for Life Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the
   applicable time period:                            $981     $1,784    $2,624    $4,685

If you annuitize, or do not surrender the contract
   at the end of the applicable time period:          $429     $1,319    $2,247    $4,685

Example 1 (b): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after July 17, 2006 with Annual Step Death Benefit and Principal Plus for Life Plus Automatic Annual Step-up Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the
   applicable time period:                            $979     $1,771    $2,590    $4,565

If you annuitize, or do not surrender the contract
   at the end of the applicable time period:          $427     $1,304    $2,213    $4,565

Example 1 (c): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with Annual Step Death Benefit and Principal Plus for Life Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the
   applicable time period:                            $931     $1,631    $2,365    $4,065

If you annuitize, or do not surrender the contract
   at the end of the applicable time period:          $380     $1,160    $1,969    $4,065

Example 1 (d): Minimum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the contract at the end of the
   applicable time period:                            $753     $1,099    $1,435    $2,178

If you annuitize, or do not surrender the contract
   at the end of the applicable time period:          $195     $ 602     $1,035    $2,178

Example 2 (a): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $957     $1,709    $2,482    $4,359

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:             $407     $1,242    $2,102    $4,359

Example 2 (b): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $931     $1,632    $2,354    $4,107

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $381     $1,162    $1,970    $4,107

Example 2 (c): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,154    $1,935    $2,643    $4,487

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  422    $1,285    $2,172    $4,487

Example 2 (d): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $908     $1,564    $2,244    $3,903

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:             $357     $1,091    $1,855    $3,903

Example 2 (e): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $777     $1,171    $1,562    $2,493

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $220     $  678    $1,162    $2,493

Example 3 (a): Maximum Portfolio operating expenses - John Hancock USA (VEN 20,
22) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $930     $1,630    $2,353    $4,117

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $380     $1,161    $1,969    $4,117

Example 3 (b): Maximum Portfolio operating expenses - John Hancock New York (VEN
24) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,111    $1,805    $2,415    $3,973

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:            $  379    $1,149    $1,935    $3,973

Example 3 (c): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with no optional benefit Riders

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $758     $1,113    $1,460    $2,287

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:             $200     $  618    $1,060    $2,287

Example 4 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $715     $1,152    $1,637    $2,442

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $215     $  663    $1,137    $2,442

Example 4 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $691     $1,077    $1,508    $2,165

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:             $191     $  588    $1,008    $2,165

Example 5 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $763     $1,404    $2,068    $3,393

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $313     $  955    $1,621    $3,393

Example 5 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $650     $1,065    $1,504    $2,287

If you annuitize, or do not surrender the Contract
at the end of the applicable time period:             $200     $  618    $1,060    $2,287

Example 6 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 7, VEN 8) and John Hancock New York Contracts (VEN 9)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $867     $1,428    $1,905    $3,393

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $313     $  955    $1,621    $3,393

Example 6 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (VEN 9)

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $761     $1,090    $1,344    $2,287

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $200     $  618    $1,060    $2,287

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Guaranteed Minimum Withdrawal Benefits").

                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL      CONTRACTUAL      NET
                                  MANAGEMENT                OTHER          FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                     FEES     12B-1 FEES  EXPENSES         EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------------                  ----------  ----------  --------        ---------   -----------  -------------  ---------
500 INDEX(2,3)
Series I                             0.46%       0.05%      0.03%           0.00%       0.54%       0.00%            0.54%
Series II                            0.46%       0.25%      0.03%           0.00%       0.74%       0.00%            0.74%

ACTIVE BOND(2)
Series I                             0.60%       0.05%      0.03%           0.00%       0.68%       0.00%            0.68%
Series II                            0.60%       0.25%      0.03%           0.00%       0.88%       0.00%            0.88%

ALL CAP CORE(2)
Series I                             0.77%       0.05%      0.04%           0.00%       0.86%       0.00%            0.86%
Series II                            0.77%       0.25%      0.04%           0.00%       1.06%       0.00%            1.06%

ALL CAP GROWTH(2)
Series I                             0.85%       0.05%      0.05%           0.00%       0.95%       0.00%            0.95%
Series II                            0.85%       0.25%      0.05%           0.00%       1.15%       0.00%            1.15%

ALL CAP VALUE(2)
Series I                             0.83%       0.05%      0.07%           0.00%       0.95%       0.00%            0.95%
Series II                            0.83%       0.25%      0.07%           0.00%       1.15%       0.00%            1.15%

AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
Series II                            0.05%       0.75%      0.04%           0.40%       1.24%       0.05%            1.19%

AMERICAN GLOBAL
 DIVERSIFICATION(4,5)
Series II                            0.05%       0.75%      0.04%           0.63%       1.47%       0.05%            1.42%

BLUE CHIP GROWTH(2,6)
Series I                             0.81%       0.05%      0.02%           0.00%       0.88%       0.00%            0.88%
Series II                            0.81%       0.25%      0.02%           0.00%       1.08%       0.00%            1.08%

CAPITAL APPRECIATION(2)
Series I                             0.73%       0.05%      0.04%           0.00%       0.82%       0.00%            0.82%
Series II                            0.73%       0.25%      0.04%           0.00%       1.02%       0.00%            1.02%

CLASSIC VALUE(2)
Series II                            0.80%       0.25%      0.07%           0.00%       1.12%       0.00%            1.12%

CORE BOND(2)
Series II                            0.64%       0.25%      0.11%           0.00%       1.00%       0.00%            1.00%

CORE EQUITY(2)
Series II                            0.77%       0.25%      0.04%           0.00%       1.06%       0.00%            1.06%

EMERGING GROWTH(2)
Series II                            0.80%       0.25%      0.17%           0.00%       1.22%       0.00%            1.22%

EMERGING SMALL COMPANY(2)
Series I                             0.97%       0.05%      0.05%           0.00%       1.07%       0.00%            1.07%
Series II                            0.97%       0.25%      0.05%           0.00%       1.27%       0.00%            1.27%

EQUITY-INCOME(2,6)
Series I                             0.81%       0.05%      0.03%           0.00%       0.89%       0.00%            0.89%
Series II                            0.81%       0.25%      0.03%           0.00%       1.09%       0.00%            1.09%

                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL      CONTRACTUAL      NET
                                  MANAGEMENT                OTHER          FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                     FEES     12B-1 FEES  EXPENSES         EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------------                  ----------  ----------  --------        ---------   -----------  -------------  ---------
FINANCIAL SERVICES(2)
Series I                             0.81%       0.05%      0.05%           0.00%       0.91%       0.00%            0.91%
Series II                            0.81%       0.25%      0.05%           0.00%       1.11%       0.00%            1.11%

FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(7)
Series II                            0.05%       0.25%      0.03%           0.86%       1.19%       0.05%            1.14%

FUNDAMENTAL VALUE(2)
Series I                             0.76%       0.05%      0.04%           0.00%       0.85%       0.00%            0.85%
Series II                            0.76%       0.25%      0.04%           0.00%       1.05%       0.00%            1.05%

GLOBAL(2,8,9,10)
Series I                             0.81%       0.05%      0.11%           0.00%       0.97%       0.01%            0.96%
Series II                            0.81%       0.25%      0.11%           0.00%       1.17%       0.01%            1.16%

GLOBAL ALLOCATION(2)
Series I                             0.85%       0.05%      0.11%           0.05%       1.06%       0.00%            1.06%
Series II                            0.85%       0.25%      0.11%           0.05%       1.26%       0.00%            1.26%

GLOBAL BOND(2)
Series I                             0.70%       0.05%      0.11%           0.00%       0.86%       0.00%            0.86%
Series II                            0.70%       0.25%      0.11%           0.00%       1.06%       0.00%            1.06%

HEALTH SCIENCES(2,6)
Series I                             1.05%       0.05%      0.09%           0.00%       1.19%       0.00%            1.19%
Series II                            1.05%       0.25%      0.09%           0.00%       1.39%       0.00%            1.39%

HIGH INCOME(2)
Series II                            0.68%       0.25%      0.04%           0.00%       0.97%       0.00%            0.97%

HIGH YIELD(2)
Series I                             0.66%       0.05%      0.04%           0.00%       0.75%       0.00%            0.75%
Series II                            0.66%       0.25%      0.04%           0.00%       0.95%       0.00%            0.95%

INCOME & VALUE(2)
Series I                             0.80%       0.05%      0.06%           0.00%       0.91%       0.00%            0.91%
Series II                            0.80%       0.25%      0.06%           0.00%       1.11%       0.00%            1.11%

INDEX ALLOCATION(11)
Series II                            0.05%       0.25%      0.03%           0.53%       0.86%       0.06%            0.80%

INTERNATIONAL CORE(2)
Series I                             0.89%       0.05%      0.13%           0.00%       1.07%       0.00%            1.07%
Series II                            0.89%       0.25%      0.13%           0.00%       1.27%       0.00%            1.27%

INTERNATIONAL EQUITY
 INDEX A(2,3)
Series I                             0.53%       0.05%      0.03%           0.01%       0.62%       0.01%            0.61%
Series II                            0.53%       0.25%      0.03%           0.01%       0.82%       0.01%            0.81%

INTERNATIONAL OPPORTUNITIES(2)
Series II                            0.87%       0.25%      0.12%           0.00%       1.24%       0.00%            1.24%

INTERNATIONAL SMALL
   CAP(2)
Series I                             0.91%       0.05%      0.21%           0.00%       1.17%       0.00%            1.17%
Series II                            0.91%       0.25%      0.21%           0.00%       1.37%       0.00%            1.37%

INTERNATIONAL VALUE(2,8)
Series I                             0.81%       0.05%      0.16%           0.00%       1.02%       0.02%            1.00%
Series II                            0.81%       0.25%      0.16%           0.00%       1.22%       0.02%            1.20%

INVESTMENT QUALITY
   BOND(2)
Series I                             0.59%       0.05%      0.07%           0.00%       0.71%       0.00%            0.71%
Series II                            0.59%       0.25%      0.07%           0.00%       0.91%       0.00%            0.91%

                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL      CONTRACTUAL      NET
                                  MANAGEMENT                OTHER          FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                     FEES     12B-1 FEES  EXPENSES         EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------------                  ----------  ----------  --------        ---------   -----------  -------------  ---------
LARGE CAP(2)
Series I                             0.71%       0.05%      0.04%           0.00%       0.80%       0.01%            0.79%
Series II                            0.71%       0.25%      0.04%           0.00%       1.00%       0.00%            1.00%

LARGE CAP VALUE(2)
Series II                            0.81%       0.25%      0.04%           0.00%       1.10%       0.00%            1.10%

LIFESTYLE AGGRESSIVE
Series I                             0.04%       0.05%      0.02%           0.87%       0.98%       0.00%            0.98%
Series II                            0.04%       0.25%      0.02%           0.87%       1.18%       0.00%            1.18%

LIFESTYLE BALANCED
Series I                             0.04%       0.05%      0.02%           0.82%       0.93%       0.00%            0.93%
Series II                            0.04%       0.25%      0.02%           0.82%       1.13%       0.00%            1.13%

LIFESTYLE CONSERVATIVE
Series I                             0.04%       0.05%      0.02%           0.76%       0.87%       0.00%            0.87%
Series II                            0.04%       0.25%      0.02%           0.76%       1.07%       0.00%            1.07%

LIFESTYLE GROWTH
Series I                             0.04%       0.05%      0.02%           0.85%       0.96%       0.00%            0.96%
Series II                            0.04%       0.25%      0.02%           0.85%       1.16%       0.00%            1.16%

LIFESTYLE MODERATE
Series I                             0.04%       0.05%      0.02%           0.80%       0.91%       0.00%            0.91%
Series II                            0.04%       0.25%      0.02%           0.80%       1.11%       0.00%            1.11%

MID CAP INDEX(2,3)
Series I                             0.47%       0.05%      0.03%           0.00%       0.55%       0.01%            0.54%
Series II                            0.47%       0.25%      0.03%           0.00%       0.75%       0.01%            0.74%

MID CAP INTERSECTION(2)
Series II                            0.87%       0.25%      0.06%           0.00%       1.18%       0.00%            1.18%

MID CAP STOCK(2)
Series I                             0.84%       0.05%      0.05%           0.00%       0.94%       0.01%            0.93%
Series II                            0.84%       0.25%      0.05%           0.00%       1.14%       0.01%            1.13%

MID CAP VALUE(2)
Series I                             0.85%       0.05%      0.05%           0.00%       0.95%       0.00%            0.95%
Series II                            0.85%       0.25%      0.05%           0.00%       1.15%       0.00%            1.15%

MONEY MARKET(2)
Series I                             0.48%       0.05%      0.03%           0.00%       0.56%       0.01%            0.55%
Series II                            0.48%       0.25%      0.03%           0.00%       0.76%       0.01%            0.75%

NATURAL RESOURSES(2)
Series II                            1.00%       0.25%      0.08%           0.00%       1.33%       0.00%            1.33%

OPTIMIZED ALL CAP(2)
Series II                            0.71%       0.25%      0.04%           0.00%       1.00%       0.00%            1.00%

OPTIMIZED VALUE(2)
Series II                            0.65%       0.25%      0.04%           0.00%       0.94%       0.00%            0.94%

PACIFIC RIM(2)
Series I                             0.80%       0.05%      0.27%           0.00%       1.12%       0.01%            1.11%
Series II                            0.80%       0.25%      0.27%           0.00%       1.32%       0.01%            1.31%

REAL ESTATE SECURITIES(2)
Series I                             0.70%       0.05%      0.03%           0.00%       0.78%       0.00%            0.78%
Series II                            0.70%       0.25%      0.03%           0.00%       0.98%       0.00%            0.98%

REAL RETURN BOND(2,12,13)
Series II                            0.68%       0.25%      0.06%           0.00%       0.99%       0.00%            0.99%

SCIENCE & TECHNOLOGY (2,6)
Series I                             1.05%       0.05%      0.09%           0.00%       1.19%       0.00%            1.19%
Series II                            1.05%       0.25%      0.09%           0.00%       1.39%       0.00%            1.39%

                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL      CONTRACTUAL      NET
                                  MANAGEMENT                OTHER          FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                     FEES     12B-1 FEES  EXPENSES         EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------------                  ----------  ----------  --------        ---------   -----------  -------------  ---------
SMALL CAP(2)
Series II                            0.85%       0.25%      0.07%           0.01%       1.18%       0.00%            1.18%

SMALL CAP GROWTH(2)
Series I                             1.07%       0.05%      0.06%           0.00%       1.18%       0.01%            1.17%
Series II                            1.07%       0.25%      0.06%           0.00%       1.38%       0.01%            1.37%

SMALL CAP INDEX(2,3)
Series I                             0.48%       0.05%      0.03%           0.00%       0.56%       0.00%            0.56%
Series II                            0.48%       0.25%      0.03%           0.00%       0.76%       0.00%            0.76%

SMALL CAP OPPORTUNITIES(2)
Series I                             0.99%       0.05%      0.04%           0.00%       1.08%       0.00%            1.08%
Series II                            0.99%       0.25%      0.04%           0.00%       1.28%       0.00%            1.28%

SMALL CAP VALUE(2)
Series II                            1.06%       0.25%      0.05%           0.00%       1.36%       0.00%            1.36%

SMALL COMPANY(2)
Series II                            1.04%       0.25%      0.34%           0.00%       1.63%       0.00%            1.63%

SMALL COMPANY VALUE(2,6)
Series I                             1.02%       0.05%      0.04%           0.00%       1.11%       0.00%            1.11%
Series II                            1.02%       0.25%      0.04%           0.00%       1.31%       0.00%            1.31%

STRATEGIC BOND(2)
Series I                             0.67%       0.05%      0.07%           0.00%       0.79%       0.00%            0.79%
Series II                            0.67%       0.25%      0.07%           0.00%       0.99%       0.00%            0.99%

STRATEGIC INCOME(2)
Series II                            0.69%       0.25%      0.09%           0.00%       1.03%       0.00%            1.03%

TOTAL RETURN(2,9,13)
Series I                             0.69%       0.05%      0.06%           0.00%       0.80%       0.00%            0.80%
Series II                            0.69%       0.25%      0.06%           0.00%       1.00%       0.00%            1.00%

TOTAL STOCK MARKET INDEX(2,3)
Series I                             0.48%       0.05%      0.04%           0.00%       0.57%       0.01%            0.56%
Series II                            0.48%       0.25%      0.04%           0.00%       0.77%       0.01%            0.76%

U.S. CORE(2)
Series I                             0.76%       0.05%      0.05%           0.00%       0.86%       0.01%            0.85%
Series II                            0.76%       0.25%      0.05%           0.00%       1.06%       0.01%            1.05%

U.S. GOVERNMENT SECURITIES(2)
Series I                             0.61%       0.05%      0.07%           0.00%       0.73%       0.00%            0.73%
Series II                            0.61%       0.25%      0.07%           0.00%       0.93%       0.00%            0.93%

U.S. HIGH YIELD BOND(2)
Series II                            0.73%       0.25%      0.05%           0.00%       1.03%       0.01%            1.02%

U.S. LARGE CAP(2)
Series I                             0.82%       0.05%      0.03%           0.00%       0.90%       0.00%            0.90%
Series II                            0.82%       0.25%      0.03%           0.00%       1.10%       0.00%            1.10%

UTILITIES(2)
Series I(4)                          0.82%       0.05%      0.15%           0.00%       1.02%       0.01%            1.01%
Series II(4)                         0.82%       0.25%      0.15%           0.00%       1.22%       0.01%            1.21%

VALUE(2)
Series I                             0.74%       0.05%      0.04%           0.00%       0.83%       0.00%            0.83%
Series II                            0.74%       0.25%      0.04%           0.00%       1.03%       0.00%            1.03%

BLACKROCK VARIABLE SERIES FUNDS,
   INC.:
BlackRock Basic Value V.I. Fund      0.60%       0.15%      0.07%(23,24)    0.00%       0.82%       0.00%            0.82%

                                                                           ACQUIRED
                                                                          PORTFOLIO      TOTAL      CONTRACTUAL      NET
                                  MANAGEMENT                OTHER          FEES AND    OPERATING      EXPENSE     OPERATING
PORTFOLIO/SERIES                     FEES     12B-1 FEES  EXPENSES         EXPENSES   EXPENSES(1)  REIMBURSEMENT   EXPENSES
----------------                  ----------  ----------  --------        ---------   -----------  -------------  ---------
BlackRock Global Allocation V.I.
 Fund                                0.65%       0.15%      0.13%(24)       0.04%       0.97%(17)   0.00%            0.97%
BlackRock Value Opportunities
 V.I. Fund                           0.75%       0.15%      0.09%(24)       0.01%       1.00%(17)   0.00%            1.00%

PIMCO VARIABLE INSURANCE TRUST
   (CLASS M):
VIT All Asset Portfolio             0.175%       0.25%      0.45%(18)       0.69%(19)  1.565%(20)   0.02%(21,22)    1.545%

                                                   FEEDER FUND                                          MASTER FUND
                       ------------------------------------------------------------------- --------------------------------------
                                                                                                                           TOTAL
                                                                                                                          MASTER
                                                                                                                  TOTAL    FUND
                                                                                                                 MASTER    AND
                                                                                    NET                         FUND AND   NET
                                                          TOTAL     CONTRACTUAL  PORTFOLIO                       FEEDER   FEEDER
                       MANAGEMENT              OTHER    OPERATING     EXPENSE    OPERATING  MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES    12B-1 FEES EXPENSES EXPENSES (1) REIMBURSEMENT  EXPENSES FEES (1, 5) EXPENSES EXPENSES EXPENSES
----------------       ---------- ---------- -------- ------------ ------------- --------- ----------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(16)
Series II                 0.00%      0.75%     0.04%      0.79%        0.01%       0.78%      0.31%      0.01%    1.11%    1.10%
AMERICAN BLUE CHIP
   INCOME & GROWTH
Series II                 0.00%      0.75%     0.03%      0.78%        0.00%       0.78%      0.41%      0.01%    1.20%    1.20%
AMERICAN BOND(16)
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.40%      0.01%    1.18%    1.18%
AMERICAN GLOBAL
   GROWTH(16)
Series II                 0.00%      0.75%     0.06%      0.81%        0.03%       0.78%      0.53%      0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(16)
Series II                 0.00%      0.75%     0.11%      0.86%        0.08%       0.78%      0.70%      0.03%    1.59%    1.51%
AMERICAN GROWTH
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.32%      0.01%    1.10%    1.10%
AMERICAN GROWTH-INCOME
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.26%      0.01%    1.04%    1.04%
AMERICAN HIGH- INCOME
   BOND(16)
Series II                 0.00%      0.75%     0.21%      0.96%        0.18%       0.78%      0.47%      0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                 0.00%      0.75%     0.02%      0.77%        0.00%       0.77%      0.49%      0.03%    1.29%    1.29%
AMERICAN NEW WORLD(16)
Series II                 0.00%      0.75%     0.13%      0.88%        0.10%       0.78%      0.76%      0.06%    1.70%    1.60%

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.

(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.

(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.

(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

(13) "Other expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.

(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(17) The Total Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fund Fees and Expenses.

(18) "Other Expenses" reflects an administrative fee of 0.25% and service fees of 0.20%.

(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.

(20) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.

(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios--Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.

(23) "Other Expenses" includes Acquired Portfolio Fees and Expenses, which are less than 0.01%.

(24) "Other Expenses" includes transfer agency fees. PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Accounts may be found in the Statements of Additional Information.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics;
Standard & Poor's   1st category of 21

A++                 Superior companies have a very strong ability to meet their
A.M. Best           obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

John Hancock USA has also received the following rating from Moody's:

Aa1                 Excellent in financial strength;
Moody's             2nd  category of 21

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

          - the liability to pay contractual claims under the contracts is assumed by another insurer; or

          - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

                              THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

          -    the John Hancock Trust; or

          - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

          - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE

PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock Asset Management U.K. Limited ("BAM UK") to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BAM UK a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American

New World Trusts ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "Appendix D: Optional Guaranteed Minimum
                              Withdrawal Benefits).

INVESCO AIM CAPITAL MANAGEMENT, INC.
   All Cap Growth Trust                           Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests principally in common stocks
                                                  of companies likely to benefit from new or
                                                  innovative products, services or processes as well
                                                  as those that have experienced above-average,
                                                  long-term growth in earnings and have excellent
                                                  prospects for future growth.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
   Small Company Trust                            Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of small U.S. companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC
   Large Cap Value Trust                          Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of large cap U.S. companies
                                                  with strong relative earnings growth, earnings
                                                  quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust                           Seeks the balanced accomplishment of (a)
                                                  conservation of principal and (b) long-term growth
                                                  of capital and income. To do this, the Portfolio
                                                  invests its assets in both equity and fixed income
                                                  securities based on the expected returns of the
                                                  portfolios.

   U.S. Large Cap Trust                           Seeks long-term growth of capital and income. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in equity and equity-related securities
                                                  of quality large-cap U.S. companies that will
                                                  outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND

   American Asset Allocation Trust                Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series Asset Allocation Fund,
                                                  which invests in a diversified portfolio of common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt securities,
                                                  and money market instruments.

   American Blue Chip Income and Growth Trust     Seeks to produce income exceeding the average
                                                  yield on U.S. stocks generally and to provide an
                                                  opportunity for growth of principal consistent
                                                  with sound common stock investing. To do this, the
                                                  Portfolio invests all of its assets in the master
                                                  fund, Class 1 shares of the American Funds
                                                  Insurance Series Blue Chip Income and Growth Fund,
                                                  which invests primarily in common stocks of
                                                  larger, more established companies based in the
                                                  U.S.

   American Bond Trust                            Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all of
                                                  its assets in the master fund, Class 1 shares of
                                                  the American Funds Insurance Series Bond Fund,
                                                  which invests at least 80% of its assets in bonds,
                                                  with at least 65% in investment-grade debt
                                                  securities and up to 35% in lower rated fixed
                                                  income securities.

   American Global Growth Trust                   Seeks to make shareholders' investment grow over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Global Growth
                                                  Fund, which invests primarily in common stocks of
                                                  companies located around the world.

   American Global Small Capitalization Trust     Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series Global
                                                  Small Capitalization Fund, which invests primarily
                                                  in stocks of smaller companies located around the
                                                  world.

   American Growth Trust                          Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth Fund, which
                                                  invests primarily in common stocks of companies
                                                  that appear to offer superior opportunities for
                                                  growth of capital.

   American Growth-Income Trust                   Seeks to make the shareholders' investments grow
                                                  and to provide the shareholder with income over
                                                  time. To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series Growth-Income
                                                  Fund, which invests primarily in common stocks or
                                                  other securities that demonstrate the potential
                                                  for appreciation and/or dividends.

   American High-Income Bond Trust                Seeks to provide a high level of current income
                                                  and, secondarily, capital appreciation. To do
                                                  this, the Portfolio invests all of its assets in
                                                  the master fund, Class 1 shares of the American
                                                  Funds Insurance Series High-Income Bond Fund,
                                                  which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt
                                                  securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND - CONTINUED
   American International Trust                   Seeks to make the shareholders' investment grow.
                                                  To do this, the Portfolio invests all of its
                                                  assets in the master fund, Class 1 shares of the
                                                  American Funds Insurance Series International
                                                  Fund, which invests primarily in common stocks of
                                                  companies located outside the United States.

   American New World Trust                       Seeks to make the shareholders' investment grow
                                                  over time. To do this, the Portfolio invests all
                                                  of its assets in the master fund, Class 1 shares
                                                  of the American Funds Insurance Series New World
                                                  Fund, which invests primarily in stocks of
                                                  companies with significant exposure to countries
                                                  with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                       Seeks growth of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  companies that are principally engaged in
                                                  financial services.

   Fundamental Value Trust                        Seeks growth of capital. To do this, the Portfolio
                                                  invests primarily in common stocks of U.S.
                                                  companies with durable business models that can be
                                                  purchased at attractive valuations relative to
                                                  their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                          Seeks income and capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in a diversified mix of debt securities and
                                                  instruments with maturity durations of
                                                  approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
   ("DIMA")
   All Cap Core Trust                             Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests in common stocks and other
                                                  equity securities within all asset classes
                                                  (small-, mid- and large-cap), which may be listed
                                                  on securities exchanges, traded in various over
                                                  the counter markets or have no organized markets.
                                                  The Portfolio may also invest in U.S. Government
                                                  securities.

   Real Estate Securities Trust(2)                Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of REITs and real
                                                  estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                  Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in securities issued by foreign small-cap
                                                  companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                       Seeks high total return. To do this, the Portfolio
                                                  invests at least 80% of its total assets in a
                                                  diversified portfolio of equity investments from
                                                  developed markets outside the U.S.

   U.S. Core Trust                                Seeks a high total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in investments tied economically to the U.S., and
                                                  which are undervalued or have improving
                                                  fundamentals.

INDEPENDENCE INVESTMENT LLC
   Small Cap Trust                                Seeks maximum capital appreciation consistent with
                                                  reasonable risk to principal. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of small-cap companies.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                     Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity and equity-related securities of
                                                  companies that are attractively valued and have
                                                  above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust                              Seeks long-term capital growth. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities that offer the potential for
                                                  capital growth by purchasing securities at large
                                                  discounts relative to their intrinsic value.

LORD, ABBETT & CO. LLC
   All Cap Value Trust                            Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net assets
                                                  in equity securities of large, seasoned U.S. and
                                                  multinational companies that are believed to be
                                                  undervalued. The Portfolio invests the remainder
                                                  of its assets in undervalued mid-sized and small
                                                  company securities.

   Mid Cap Value Trust                            Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in stocks of mid-sized companies that have the
                                                  potential for significant market appreciation due
                                                  to growing recognition of improvement in their
                                                  financial results or anticipation of such
                                                  improvement.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust              Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in common stocks of at least three different
                                                  foreign companies of any size that are selected
                                                  for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   Utilities Trust                                Seeks capital growth and current income (income
                                                  above that available from the Portfolio invested
                                                  entirely in equity securities). To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and debt securities of domestic and
                                                  foreign companies (including emerging markets) in
                                                  the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
LIMITED
   500 Index Trust                                Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the S&P
                                                  500(R) index and securities that as a group will
                                                  behave in a manner similar to the index. (3)

   American Fundamental Holdings Trust            Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in four funds of the
                                                  American Funds Insurance Series: Bond Fund, Growth
                                                  Fund, Growth-Income Fund, and International Fund.
                                                  The Portfolio is permitted to invest in six other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
LIMITED - CONTINUED
   American Global Diversification Trust          Seeks long term growth of capital. To do this, the
                                                  Portfolio invests primarily in five funds of the
                                                  American Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is permitted to invest in five other
                                                  funds of the American Funds Insurance Series as
                                                  well as other funds, investment companies, and
                                                  other types of investments.

   Franklin Templeton Founding Allocation Trust   Seeks long-term growth of capital. To do this, the
                                                  Fund invests primarily in three underlying
                                                  Portfolios: Global Trust, Income Trust and Mutual
                                                  Shares Trust. The Portfolio is a fund of funds and
                                                  is also authorized to invest in other underlying
                                                  Portfolios and investment companies.

   Index Allocation Trust                         Seeks long term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 70% of its total assets in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities and approximately 30% of its
                                                  total assets in underlying Portfolios which invest
                                                  primarily in fixed income securities.

   Lifestyle Aggressive Trust (4)                 Seeks long-term growth of capital. Current income
                                                  is not a consideration. To do this, the Portfolio
                                                  invests 100% of its assets in underlying
                                                  Portfolios which invest primarily in equity
                                                  securities.

   Lifestyle Balanced Trust (4)                   Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on growth of capital. To do this, the
                                                  Portfolio invests approximately 40% of its assets
                                                  in underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 60% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Conservative Trust (4)               Seeks a high level of current income with some
                                                  consideration given to growth of capital. To do
                                                  this, the Portfolio invests approximately 80% of
                                                  its assets in underlying Portfolios which invest
                                                  primarily in fixed income securities, and
                                                  approximately 20% in underlying Portfolios which
                                                  invest primarily in equity securities.

   Lifestyle Growth Trust (4)                     Seeks long-term growth of capital. Current income
                                                  is also a consideration. To do this, the Portfolio
                                                  invests approximately 20% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 80% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Moderate Trust (4)                   Seeks a balance between a high level of current
                                                  income and growth of capital, with a greater
                                                  emphasis on income. To do this, the Portfolio
                                                  invests approximately 60% of its assets in
                                                  underlying Portfolios which invest primarily in
                                                  fixed income securities, and approximately 40% in
                                                  underlying Portfolios which invest primarily in
                                                  equity securities.

   Mid Cap Index Trust                            Seeks to approximate the aggregate total return of
                                                  a mid cap U.S. domestic equity market index. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the S&P MidCap
                                                  400(R) index(3) and securities that as a group
                                                  behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
LIMITED - CONTINUED

   Money Market Trust                             Seeks to obtain maximum current income consistent
                                                  with preservation of principal and liquidity. To
                                                  do this, the Portfolio invests in high quality,
                                                  U.S. dollar denominated money market instruments.

   Pacific Rim Trust                              Seeks to achieve long-term growth of capital. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in common stocks and equity-related
                                                  securities of established, larger-capitalization
                                                  non-U.S. companies located in the Pacific Rim
                                                  region, including emerging markets that have
                                                  attractive long-term prospects for growth of
                                                  capital.

   Optimized All Cap Trust                        Seeks long-term growth of capital. To do this, the
   (formerly Quantitative All Cap Trust,          Portfolio invests at least 65% of its total assets
   successor to Growth & Income Trust)            in equity securities of large, mid and small-cap
                                                  U.S. companies with strong industry position,
                                                  leading market share, proven management and strong
                                                  financials.

   Optimized Value Trust                          Seeks long-term capital appreciation. To do this,
   (formerly Quantitative Value Trust)            the Portfolio invests at least 65% of its total
                                                  assets in equity securities of U.S. companies with
                                                  the potential for long-term growth of capital.

   Small Cap Index Trust                          Seeks to approximate the aggregate total return of
                                                  a small cap U.S. domestic equity market index. To
                                                  do this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks in the Russell
                                                  2000(R) Index(5) and securities that as a group
                                                  behave in a manner similar to the index.

   Total Stock Market Index Trust                 Seeks to approximate the aggregate total return of
                                                  a broad-based U.S. domestic equity market index.
                                                  To do this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks in the Dow
                                                  Jones Wilshire 5000(R) Index6 and securities that
                                                  as a group will behave in a manner similar to the
                                                  index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   Emerging Growth Trust                          Seeks superior long-term rates of return through
                                                  capital appreciation. To do this, the Portfolio
                                                  invests primarily in high quality securities of
                                                  small-cap U.S. companies whose growth prospects
                                                  are better than average because they have a unique
                                                  product or a technology/service edge or an
                                                  expanding market share.

   High Income Trust                              Seeks high current income; capital appreciation is
                                                  a secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S. and
                                                  foreign fixed-income securities that are rated
                                                  BB/Ba or lower or are unrated equivalents.

   Strategic Income Trust                         Seeks a high level of current income. To do this,
                                                  the Portfolio invests at least 80% of its assets
                                                  in foreign government and corporate debt
                                                  securities from developed and emerging markets,
                                                  U.S. Government and agency securities and domestic
                                                  high yield bonds.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust                  Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of
                                                  small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                              Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 80% of its net assets in fixed income
                                                  instruments, futures contracts (including related
                                                  options) with respect to such securities and
                                                  options on such securities.

   Real Return Bond Trust                         Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  inflation-indexed bonds of varying maturities
                                                  issued by the U.S. and non-U.S. governments, their
                                                  agencies or instrumentalities and corporations,
                                                  which may be represented by forwards or
                                                  derivatives.

   Total Return Trust                             Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests at
                                                  least 65% of its total assets in a diversified
                                                  Portfolio of fixed income instruments of varying
                                                  maturities, which may be represented by forwards
                                                  or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust                            Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  domestic equity securities of companies that are
                                                  currently undervalued relative to the market,
                                                  based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC
   Emerging Small Company Trust                   Seeks long term capital appreciation. The
                                                  Portfolio invests at least 80% of its net assets
                                                  in securities of small cap companies. The
                                                  subadviser seeks to create an investment portfolio
                                                  of growth stocks across major industry groups.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust A             Seeks to track the performance of a broad-based
                                                  equity index of foreign companies primarily in
                                                  developed countries and, to a lesser extent, in
                                                  emerging market countries. To do this, the
                                                  Portfolio invests at least 80% of its assets in
                                                  securities listed in the Morgan Stanley Capital
                                                  International All Country World Excluding U.S.
                                                  Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL
MANAGEMENT LLC.
   Science & Technology Trust                     Seeks long-term growth of capital. Current income
                                                  is incidental to the Portfolio's objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of companies
                                                  expected to benefit from the development,
                                                  advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                         Seeks to provide long-term growth of capital.
   (successor to U.S. Global Leaders Trust)       Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in the common stocks of large and
                                                  medium-sized blue chip growth companies that are
                                                  well established in their industries.

T. ROWE PRICE ASSOCIATES, INC. - CONTINUED
   Equity-Income Trust                            Seeks to provide substantial dividend income and
                                                  also long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities, with 65% in common
                                                  stocks of well-established companies paying
                                                  above-average dividends.

   Health Sciences Trust                          Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies engaged in
                                                  the research, development, production, or
                                                  distribution of products or services related to
                                                  health care, medicine, or the life sciences.

   Small Company Value Trust                      Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in small companies whose common stocks are
                                                  believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                   Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests primarily in the equity
                                                  securities of companies located throughout the
                                                  world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(8)                   Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities of companies located outside
                                                  the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                        Seeks total return, consisting of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests in equity and fixed
                                                  income securities of issuers located within and
                                                  outside the U.S. based on prevailing market
                                                  conditions.

   Large Cap Trust                                Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of its
                                                  net assets in equity securities of U.S. large
                                                  capitalization companies whose estimated
                                                  fundamental value is greater than its market value
                                                  at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN
STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                    Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 65% of its total assets
                                                  in equity securities which are believed to be
                                                  undervalued relative to the stock market in
                                                  general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust                  Seeks to provide a high level of current income
                                                  consistent with the maintenance of principal and
                                                  liquidity. To do this, the Portfolio invests at
                                                  least 80% of its net assets in bonds rated
                                                  investment grade, focusing on corporate bonds and
                                                  U.S. government bonds with intermediate to longer
                                                  term maturities.

   Mid Cap Intersection Trust                     Seeks long-term growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
   Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the
   (successor to Dynamic Growth Trust)            Portfolio invests at least 80% of its net assets
                                                  in equity securities of medium-sized companies
                                                  with significant capital appreciation potential.

   Natural Resources Trust                        Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in equity and equity-related securities of natural
                                                  resource-related companies worldwide, including
                                                  emerging markets.

   Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  offer above-average potential for growth in
                                                  revenues and earnings.

   Small Cap Value Trust                          Seeks long-term capital appreciation. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small-cap companies that are believed to
                                                  be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
   Core Bond Trust                                Seeks total return consisting of income and
                                                  capital appreciation. To do this, the Portfolio
                                                  invests at least 80% of its net assets in a broad
                                                  range of investment grade debt securities,
                                                  including U.S. Government obligations, corporate
                                                  bonds, mortgage- and other asset-backed securities
                                                  and money market instruments that offer attractive
                                                  yields and are undervalued relative to issues of
                                                  similar credit quality and interest rate
                                                  sensitivity.

   U.S. High Yield Bond Trust                     Seeks total return with a high level of current
                                                  income. To do this, the Portfolio invests at least
                                                  80% of its net assets in U.S. corporate debt
                                                  securities that are below investment grade,
                                                  including preferred and other convertible high
                                                  yield securities.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                               Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in high yield securities, including corporate
                                                  bonds, preferred stocks and U.S. Government and
                                                  foreign securities.

   Strategic Bond Trust                           Seeks a high level of total return consistent with
                                                  preservation of capital. To do this, the Portfolio
                                                  invests at least 80% of its net assets in fixed
                                                  income securities across a range of credit
                                                  qualities and may invest a substantial portion of
                                                  its assets in obligations rated below investment
                                                  grade.

   U.S. Government Securities Trust               Seeks to obtain a high level of current income
                                                  consistent with preservation of capital and
                                                  maintenance of liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net assets
                                                  in debt obligations and mortgage-backed securities
                                                  issued or guaranteed by the U.S. government, its
                                                  agencies or instrumentalities.

                    BLACKROCK VARIABLE SERIES FUNDS, INC. (9)
    We show the Portfolio's manager in bold above the name of the Portfolio.

BLACKROCK INVESTMENT MANAGEMENT, LLC
   BlackRock Basic Value V. I. Fund               The investment objective of the Portfolio is to
                                                  seek capital appreciation and, secondarily,
                                                  income.

   BlackRock Value Opportunities V. I. Fund       The investment objective of the Portfolio is to
                                                  seek long-term growth of capital.

BLACKROCK ASSET MANAGEMENT U.K. LIMITED
   BlackRock Global Allocation V. I. Fund         The investment objective of the Portfolio is to
                                                  seek high total investment return.

                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.

PACIFIC INVESTMENT MANAGEMENT COMPANY
   PIMCO VIT All Asset Portfolio                  The Portfolio invests primarily in a diversified
                                                  mix of: (a) common stocks of large and mid sized
                                                  U.S. companies, and (b) bonds with an overall
                                                  intermediate term average maturity.

(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.

(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.

(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.

(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.

(7) "MSCI All Country World ex. U.S. IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

(9)  Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:

          - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and

          - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.

In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.

Additional Purchase Payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, Additional Purchase Payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Non-Qualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

          - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

          - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

          - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

          - You purchased a Contract that will be used within our Individual 401(k) Program;

          - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or

          - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

          - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

          - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

The optional Payment Enhancement Rider was only available in New York.

Payment Enhancement

The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:

          -    The length of time that you plan to own your Contract;

          -    The frequency, amount and timing of any partial surrenders;

          -    The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

          - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or

          - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

          - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus

          - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

          -    restricting the number of transfers made during a defined period;

          -    restricting the dollar amount of transfers;

          - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

          -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

ADDITIONAL TRANSFER REQUIREMENTS FOR VEN 1 AND VEN 3 CONTRACTS. We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such fixed Contracts to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the fixed Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the fixed Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the fixed Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for Federal tax purposes.

Under the VEN 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a Sub-Account with respect to the Contract may be transferred by the Annuitant to one or more other Sub-Accounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

          -    any loss or theft of your password; or

          -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:

          - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business
               Day);

          - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

          - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program

Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center.

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

          - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

          -    trading on the New York Stock Exchange is restricted;

          - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

          - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your securities dealer or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VEN 24, VEN 22 and VEN 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

          -    You, the Owner, are the Annuitant, or

          - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3 and VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Non-Qualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner and distribute Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Non-Qualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

          -    the Contract Value; or

          -    the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

MINIMUM DEATH BENEFIT - OWNER-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

CONTRACT VERSION    AVAILABILITY(1)    DEATH BENEFIT BASED ON
----------------   -----------------   ----------------------
 VENTURE(R) 2006   May 2006- present        Oldest Owner

(1)  Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for partial withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals. We reduce the minimum death benefit proportionally in connection with partial withdrawals.

CONTRACT VERSION           AVAILABILITY(1)          DEATH BENEFIT BASED ON
----------------   ------------------------------   ----------------------
   Ven 20, 22            May 1998 - May 2006             Oldest Owner
Ven 24 (NY Only)   May, 1999 - May 2006 (NY Only)        Oldest Owner

(1)  Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for partial withdrawals. We limit the minimum death benefit on this type of VEN 20 AND VEN 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

Principal Features - Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:

     (i) equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals; and

     (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. "Anniversary Value" is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

Principal Features - Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

CONTRACT VERSION       AVAILABILITY      DEATH BENEFIT BASED ON
----------------   -------------------   ----------------------
   Ven 20, 22      May 1994 - May 1998        Oldest Owner

Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

Limited Availability. We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:


FROM AUGUST 15, 1994 TO:   IN THE STATES OF:
------------------------   -----------------
May 1, 1998                Alaska, Alabama, Arizona, Arkansas, California,
                           Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois,
                           Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                           Michigan, Mississippi, Missouri, Nebraska, Nevada,
                           New Jersey, New Mexico, North Carolina, North Dakota,
                           Ohio, Oklahoma, Pennsylvania, Rhode Island, South
                           Carolina, South Dakota, Tennessee, Utah, Vermont,
                           Virginia, West Virginia, Wisconsin, Wyoming

June 1, 1998               Connecticut

July 1, 1998               Minnesota, Montana, District of Columbia

October 1, 1998            Texas

February 1, 1999           Massachusetts

March 15, 1999             Florida, Maryland, Oregon

November 1, 1999           Washington

MINIMUM DEATH BENEFIT - ANNUITANT-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner's death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 7, VEN 8 and VEN 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 7, VEN 8 and VEN 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for Federal income tax purposes as if he or she had received the minimum death benefit).

Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. VEN 7, VEN 8 and VEN 9: If the Contract is a Non-Qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. VEN 3: If the Contract is a Non-Qualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. VEN 7, VEN 8 and VEN 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Non-Qualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Non-Qualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. VEN 3: If the Contract is a Non-Qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: If the Contract is a Non-Qualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner's estate.

CONTRACT VERSION             AVAILABILITY            DEATH BENEFIT BASED ON
----------------   -------------------------------   ----------------------
      Ven 7            August 1989 - April 1999           Any Annuitant
      Ven 8        September 1992 - February 1999         Any Annuitant
 Ven 9 (NY Only)   March 1992 - May 1999 (NY Only)        Any Annuitant

Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on VEN 7, VEN 8 and VEN 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then.

If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at the applicable Annuities Service Center.

CONTRACT VERSION           AVAILABILITY           DEATH BENEFIT BASED ON
----------------   ----------------------------   ----------------------
      Ven 3        November 1986 - October 1993        Any Annuitant
      Ven 1           June 1985 - June 1987            Any Annuitant

Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on VEN 3 and VEN 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent five Contract Year period:

          - For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then;

          - For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit for both Owner-driven and Annuitant-driven Contracts on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuities Service Center:

          -    a certified copy of a death certificate; or

          - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

          -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise for certain Annuitant-driven Contracts:

          -    The Beneficiary will become the Owner.

          - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

          -    No Additional Purchase Payments may be made.

          -    Withdrawal charges will be waived for all future distributions.

          - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

          - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

          - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

          - GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

          - TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

          - ANNUAL STEP DEATH BENEFIT. Under the Annual Step Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

          - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and

          - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

          - you will no longer be permitted to make any withdrawals under the Contract;

          - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

          -    we may not change the Annuity Option or the form of settlement;
               and

          -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-up, or a Principal Returns optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or

     (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract

Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 41). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your securities dealer at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" for additional information.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification. (The VEN 8 Contract does not include "free withdrawal percentage" among Contract terms we are authorized to change on 60 days notice to the group holder.)

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a Contract's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Non-Qualified Contracts, ownership of the Contract may be changed at any time. In the case of Non-Qualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for Federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

VEN 20, VEN 22, VEN 24, AND VENTURE(R) 2006 CONTRACTS. Under these Contacts, the Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9 CONTRACTS. Under these Contracts, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

     - FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.

     - FIXED INVESTMENT OPTIONS UNDER VEN 20 AND VEN 22 CONTRACTS. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

          In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

     - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

     - NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:

     - FIXED INVESTMENT OPTIONS UNDER VEN 9 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

     - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VEN 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

     - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

For most Venture(R) Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:

     A =  The guaranteed interest rate on the Investment Account.

     B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

     C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

For VEN 7, VEN 8 and VEN 9 Contracts, however, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the Investment Account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

     We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

     - death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);

     -    amounts withdrawn to pay fees or charges;

     - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

     - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);

     - amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and

     - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:

     - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

     - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

     - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (See "VII. Federal Tax Matters.") The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE IS NOT AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefit Riders," and Appendix E: "Optional Guaranteed Minimum Income Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free withdrawal amounts," described below or (iv) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." Withdrawals from the fixed account Investment Options may be subject to a market value charge in addition to the withdrawal charge. In the case of group annuity Contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.

VEN 1 WITHDRAWAL CHARGE. The withdrawal charge ("surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or
(2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free withdrawal amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the proceeding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any remaining Contract Value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments (the accumulated earnings on the Contract) or (2) 10% of the total Purchase Payments less any prior partial withdrawals in that Contract Year. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 20, 22, 24 WITHDRAWAL CHARGE. We do not impose a withdrawal charge on amounts allocated to a free withdrawal amount and, in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and (2) the accumulated earnings of the Contract. For these purposes, "accumulated earnings" means the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments. Upon a full surrender of a Venture(R) Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free withdrawal amount, if lower.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

             JOHN HANCOCK USA CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                     VEN 20
                     VEN 22          VEN 7      VEN 1
                VENTURE(R) 2006      VEN 8      VEN 3
                ---------------      -----      -----
First Year            6%               6%         5%
Second Year           6%               6%         5%
Third Year            5%               5%         5%
Fourth Year           5%               4%         5%
Fifth Year            4%               3%         5%
Sixth Year            3%               2%         0%
Seventh Year          2%               0%         0%
Thereafter            0%               0%         0%

          JOHN HANCOCK NEW YORK CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                    VEN 24             VEN 24
                VENTURE(R) 2006   VENTURE(R) 2006
                 (With Payment    (Without Payment
                 Enhancement)     Enhancement)         VEN 9
                ---------------   ----------------   ---------
First Year             8%                 6%            6%
Second Year            8%                 6%            6%
Third Year             7%                 5%            5%
Fourth Year            7%                 5%            4%
Fifth Year             5%                 4%            3%
Sixth Year             4%                 3%            2%
Seventh Year           3%                 2%            0%
Eighth Year            1%                 0%            0%
Thereafter             0%                 0%            0%

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

ANNUAL CONTRACT FEE

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 45). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis for all Contracts except VEN 1 and VENTURE(R) 2006 Contracts, 1.30% for VEN 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for VENTURE(R) 2006 Contracts. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group Contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                     PREMIUM TAX RATE(1)
                       -----------------------------------------------
STATE OR TERRITORY     QUALIFIED CONTRACTS     NON-QUALIFIED CONTRACTS
------------------     -------------------     -----------------------
CA                            0.50%                    2.35%
GUAM                          4.00%                    4.00%
ME(2)                         0.00%                    2.00%
NV                            0.00%                    3.50%
PR                            1.00%                    1.00%
SD(2)                         0.00%                    1.25%(3)
WV                            1.00%                    1.00%
WY                            0.00%                    1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax advisor for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan, including IRAs)

The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

          - received on or after the date on which the Contract Owner reaches age 59 1/2;

          - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

          - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

          - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

          - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

          - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

          - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans;

In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you.. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Loans

We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2007, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we waive withdrawal charges on full and partial surrenders of the Contract. The following classes of individuals are eligible for this waiver:

     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and

     - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            APPENDIX A: Examples of Calculation of Withdrawal Charge
               (for Ven 20, 22, 24, and Venture(R) 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

                                                           WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    FREE WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE        AMOUNT       LIQUIDATED    PERCENT   AMOUNT
--------   --------------   ---------------   ----------    -------   ------
2              $55,000         $ 5,000(1)     $50,000         6%      $3,000
4               50,500           5,000(2)      45,500         5%       2,275
6               60,000          10,000(3)      50,000         3%       1,500
7               35,000           5,000(4)      45,000(4)      2%         900
8               70,000          20,000(5)      50,000         0%           0

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract Year.

HYPOTHETICAL     PARTIAL       FREE                   WITHDRAWAL CHARGE
  CONTRACT     WITHDRAWAL   WITHDRAWAL    PAYMENTS    -----------------
    VALUE       REQUESTED     AMOUNT     LIQUIDATED    PERCENT   AMOUNT
------------   ----------   ----------   ----------    -------   ------
65,000            2,000      15,000(1)          0         5%         0
49,000            5,000       3,000(2)      2,000         5%       100
52,000            7,000       4,000(3)      3,000         5%       150
44,000            8,000           0(4)      8,000         5%       400

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        APPENDIX B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA, discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP - IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

               APPENDIX C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

     - GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON

     -    TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
          WASHINGTON

     -    ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)

     -    ANNUAL STEP DEATH BENEFIT (VENTURE(R) 2006 CONTRACTS ONLY)

GUARANTEED EARNINGS MULTIPLIER (Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

     (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account for Guaranteed Earnings Multiplier.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Triple Protection Death Benefit is equal to:

     -    The "Enhanced Earnings Death Benefit" factor plus the greatest of:

     -    the Contract Value;

     -    the Return of Purchase Payments Death Benefit Factor;

     -    the Annual Step Death Benefit Factor; or

     -    the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Triple Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

     - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

     - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;

     - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

     -    The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

     -    "Earnings" is equal to $175,000 minus $150,000, or $25,000.

     - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below.)

Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT   PAYMENT MULTIPLIER*
----------------------------   -------------------
0                                      100%
1                                      110%
2                                      120%
3                                      130%
4                                      140%
5                                      150%

* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

     -    the date the Contract terminates;

     -    the Maturity Date; or

     - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

ENHANCED DEATH BENEFIT

An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step-up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefit During Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:

     -    the Contract Value; or

     - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.

This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:

AFTER:            IN THE STATES OF:
------            -----------------
August 15, 1994   Florida, Maryland and Washington
October 3, 1994   Idaho, New Jersey and Oregon
January 3, 1995   California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.

Annual Step Death Benefit

You may have elected the optional Annual Step Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

     (i) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.

TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT. The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

ANNUAL STEP DEATH BENEFIT FEE. A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.

THE ADDITION OF THE ANNUAL STEP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           APPENDIX D: Optional Guaranteed Minimum Withdrawal Benefits

You may have elected to purchase optional benefits when you purchase a Contract. If available in your state, you may have selected one of the following "guaranteed minimum withdrawal benefit" Riders:

     -    Income Plus for Life

     -    Income Plus for Life - Joint Life

     -    Principal Plus

     -    Principal Plus for Life

     -    Principal Plus for Life Plus Automatic Annual Step-up

     -    Principal Plus for Life Plus Spousal Protection

     -    Principal Returns

If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

You also may have elected an optional Enhanced Death Benefit Rider or a Guaranteed Minimum Income Benefit Rider.

We describe each of these optional benefit Riders in the Appendices C and E, respectively.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS

We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, Principal Plus for Life Plus Spousal Protection and Principal Plus, where it means the older Owner attains age 95.

BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.

BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Plus for Life Plus Spousal Protection and Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:

     -    initially, the first 10 Contract Years;

     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

For Principal Plus, the Bonus Period is the first five Contract Years. For Principal Plus for Life Plus Spousal Protection and initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80. COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.

FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.

GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.

LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.

RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

     - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment up to specified limits.

Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

Availability

You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:

     - the Rider was available for sale in the state where the Contract was sold;

     - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and

     - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons). Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other. For example:

Assume you purchased a Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.

EXAMPLE #1

You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.

     - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.

EXAMPLE #2

You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.

     - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

Purchase Payments

RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:

     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over

     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:

          -    date of a Purchase Payment that we applied to the Benefit Base,

          -    Reset date, or

          -    effective date of a Step-up.

Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.

We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

     In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

          - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

          - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

     In the case of the Lifetime Income Amount, to equal the lesser of:

          - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

          - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:

     In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

          - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

          - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

     -    you reduce the Contract Value available for annuitization.

When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday (for all Contracts except VENTURE(R) 2006) or the 90th birthday (for VENTURE(R) 2006) of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

Tax Considerations

See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans

The loan privilege described in the Prospectus http://www.mycontractoronline.com/forum/online.phpfor Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 44). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options

If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:

     -    American Asset Allocation Trust

     -    American Fundamental Holdings Trust

     -    American Global Diversification Trust

     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

Available Model Allocations

You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

The Model Allocations are:

                                                MODEL
                                             ALLOCATION
           MODEL ALLOCATION NAME             PERCENTAGE                 PORTFOLIO NAME
           ---------------------             ----------   ------------------------------------------
American Global Diversification                  50%      American Global Growth Trust
                                                 20%      American Bond Trust
                                                 15%      American Global Small Capitalization Trust
                                                 10%      American High-Income Bond Trust
                                                  5%      American New World Trust

Fundamental Holdings of America                  35%      American Bond Trust
                                                 25%      American Growth-Income Trust
                                                 25%      American Growth Trust
                                                 15%      American International Trust

Global Balanced                                  30%      Fundamental Value Trust
(not available after April 30, 2007)(1)          25%      American International Trust
                                                 25%      Global Allocation Trust
                                                 20%      Global Bond Trust

Blue Chip Balanced                               40%      Investment Quality Bond Trust
(not available after April 30, 2007)(1)          30%      American Growth Trust
                                                 30%      American Growth-Income Trust

Value Strategy                                   30%      Core Equity Trust
(not available after February 10, 2006)(1)       30%      Equity-Income Trust
                                                 20%      Active Bond Trust
                                                 20%      Strategic Bond Trust

Growth Blend                                     40%      Blue Chip Growth Trust
(not available after February 10, 2006)(1)       20%      American Growth-Income Trust
                                                 20%      Active Bond Trust
                                                 20%      Strategic Bond Trust

Core Holdings of America                         35%      Active Bond Trust
(not available after August 1, 2005)(1)          25%      American Growth Trust
                                                 25%      American Growth-Income Trust
                                                 15%      American International Trust

Core Solution                                    34%      Strategic Income Trust
(not available after April 30, 2005)(1)          33%      U.S. Global Leaders Growth Trust
                                                 33%      Classic Value Trust

Value Blend                                      40%      Equity-Income Trust
(not available after April 30, 2005)(1)          20%      American Growth Trust
                                                 20%      Active Bond Trust
                                                 20%      Strategic Bond Trust

Global                                           30%      International Value Trust
(not available after April 30, 2005)(1)          30%      Global Bond Trust
                                                 20%      U.S. Large Cap Trust
                                                 20%      Blue Chip Growth Trust

(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

     - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

     - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

     -    limit your ability to transfer between existing Investment Options;
          and/or

     - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

INCOME PLUS FOR LIFE SERIES

Income Plus for Life Series Definitions

Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:

AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     -    the Covered Person attains age 95 under Income Plus for Life; or

     -    the older Owner attains age 95 under Income Plus for Life-Joint Life.

BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:

     -    Initially, the first 10 Contract Years;

     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

COVERED PERSON means (for Income Plus for Life):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

(For Income Plus for Life - Joint Life Non-Qualified Contracts):

     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.

(For Income Plus for Life - Joint Life Qualified Contracts):

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 44 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;

     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and

     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

     - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).

     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

RESET means a reduction of the Benefit Base if you take Excess Withdrawals.

STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life

The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:

     -    Lifetime Income Date;

     -    Lifetime Income Bonuses;

     -    Change of Riders;

     -    Impact of Withdrawals on Guaranteed Minimum Death Benefit; and

     -    Withdrawals under the Life Expectancy Distribution Program.

We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section, below.) In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below.) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

          -    the Withdrawal Amount; divided by

          -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:

     - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,

     - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.

In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 38).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:

     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 69.

The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders - see below), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

If you purchase a NY Income Plus for Life Rider before the Covered Person attains age 61, we will reduce your Benefit Base if you take withdrawals under this program before the Lifetime Income Date. We do this by subtracting the amount of each withdrawal under this program from the Benefit Base. We will not Reset the Benefit Base for withdrawals under our Life Expectancy Distribution program that exceed 5% of the Benefit Base.

After the Lifetime Income Date, we will not Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED                                       THEN
OWNER IS:                                    INCOME PLUS FOR LIFE:
---------------                              ---------------------
1. Not the Covered Person and    -    may continue if the Beneficiary elects to
   the Beneficiary is the             continue the Contract within the time we
   deceased Owner's spouse            permit under our administrative rules. We
                                      will automatically increase the Benefit
                                      Base to equal the initial death benefit we
                                      determine, if the death benefit is greater
                                      than the Benefit Base prior to our
                                      determination. We will also recalculate
                                      the Lifetime Income Amount to equal 5% of
                                      the recalculated Benefit Base and will
                                      assess the Rider Fee based on the
                                      recalculated Benefit Base.

                                 -    enters its Settlement Phase if a
                                      subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 -    continues to be eligible for any remaining
                                      Bonus amounts and Step-ups, and a Target
                                      Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2. Not the Covered Person and    -    may continue in the same manner as 1.
   the Beneficiary is not the
   deceased Owner's spouse       -    enters its Settlement Phase if a
                                      subsequent withdrawal would deplete the
                                      Contract Value to zero, and the remaining
                                      Lifetime Income Amount for the year of
                                      withdrawal is still greater than zero.

                                 - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target
                                      Amount adjustment. We will permit the
                                      Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The Covered Person and the    -    ends without any further benefit.
   Beneficiary is the deceased
   Owner's spouse

4. The Covered Person and the    -    ends without any further benefit.
   Beneficiary is not the
   deceased Owner's spouse

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life
(Not available in New York or for non-Qualified Contracts in New Jersey)

Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:

     - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;

     - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.

The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     -    the Benefit Base minus the Withdrawal Amount for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:

     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).

We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

               - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

               -    the Withdrawal Amount; divided by

               -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable Step-up to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 38).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.

Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

The "Target Date" is the later of:

     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.

The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.

You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.

EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

PRINCIPAL PLUS FOR LIFE SERIES

Principal Plus for Life Series Definitions

The following definitions apply to the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection Riders:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.

BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."

BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and all Principal Plus for Life Plus Spousal Protection Riders), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and for all Principal Plus for Life Plus Spousal Protection Riders) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.

COVERED PERSON means (for all Riders except Principal Plus for Life Plus Spousal Protection Riders):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Principal Plus for Life Plus Spousal Protection):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

For Non-Qualified Contracts, both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).

Under Qualified Contracts:

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 44 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.

GUARANTEED WITHDRAWAL AMOUNT means:

     - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

     - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

     -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.

GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). This will be the date you purchased the Rider if:

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased on and after March 12, 2007) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

     - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

We provide the following examples of the Lifetime Income Date for Contracts purchased with a Principal Plus for Life Plus Spousal Protection Rider:

Assume you purchased a Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.

EXAMPLE #1

You are born July 1, 1941 and your spouse is born June 1, 1947.

     - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.

EXAMPLE #2

     - You are born December 1, 1950 and your spouse is born October 1, 1956. Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Principal Plus, Principal Plus for Life

The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:

     -    the Lifetime Income Amount prior to the withdrawal; or

     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").

Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" above).

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal

Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)

If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.

Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").

If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed

Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.

For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:

     - the Contract Value as of the applicable date divided by the Owner's life expectancy; or

     - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.

Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE BENEFICIARY IS:                 THEN PRINCIPAL PLUS:
----------------------                 --------------------
1.   The deceased Owner's spouse       -    Continues if the Guaranteed
                                            Withdrawal Balance is greater than
                                            zero.

                                       -    Within 30 days following the date we
                                            determine the death benefit under
                                            the Contract, provides the
                                            Beneficiary with an option to elect
                                            to Step-up the Guaranteed Withdrawal
                                            Balance if the death benefit on the
                                            date of determination is greater
                                            than the Guaranteed Withdrawal
                                            Balance.

                                       -    Enters the Settlement Phase if a
                                            withdrawal would deplete the
                                            Contract Value to zero, and the
                                            Guaranteed Withdrawal Balance is
                                            still greater than zero. (Death
                                            benefit distributions will be
                                            treated as withdrawals. Some methods
                                            of death benefit distribution may
                                            result in distribution amounts in
                                            excess of both the Guaranteed
                                            Withdrawal Amount and the Life
                                            Expectancy Distributions. In such
                                            cases, the Guaranteed Withdrawal
                                            Balance may be automatically Reset,
                                            thereby possibly reducing the
                                            Guaranteed Minimum Withdrawal
                                            Benefit provided under this Rider).

                                       -    Continues to impose the Principal
                                            Plus fee.

                                       -    Continues to be eligible for any
                                            remaining Bonuses and Step-ups, but
                                            we will change the date we determine
                                            and apply these benefits to future
                                            anniversaries of the date we
                                            determine the initial death benefit.
                                            Remaining eligible Step-up Dates
                                            will also be measured beginning from
                                            the death benefit determination date
                                            but the latest Step-up Date will be
                                            no later than the 30th Contract
                                            Anniversary after the Contract Date.

2.   Not the deceased Owner's spouse   -    Continues in the same manner as
                                            above, except that Principal Plus
                                            does not continue to be eligible for
                                            any remaining Bonuses and Step-ups,
                                            other than the initial Step-up of
                                            the Guaranteed Withdrawal Balance to
                                            equal the death benefit, if greater
                                            than the Guaranteed Withdrawal
                                            Balance prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                                       THEN
IF THE DECEASED OWNER IS:              PRINCIPAL PLUS FOR LIFE:
-------------------------              ------------------------
1.   The Covered Person and the        -    Does not continue with respect to
     Beneficiary is the deceased            the Lifetime Income Amount, but
     Owner's spouse                         continues with respect to the
                                            Guaranteed Withdrawal Amount if the
                                            death benefit or the Guaranteed
                                            Withdrawal Balance is greater than
                                            zero. We will automatically Step-up
                                            the Guaranteed Withdrawal Balance to
                                            equal the initial death benefit we
                                            determine, if greater than the
                                            Guaranteed Withdrawal Balance prior
                                            to the death benefit.

                                       -    Enters the Settlement Phase if a
                                            withdrawal would deplete the
                                            Contract Value to zero, and the
                                            Guaranteed Withdrawal Balance is
                                            still greater than zero.

                                       -    Continues to impose the Principal
                                            Plus for Life fee.

                                       -    Continues to be eligible for any
                                            remaining Bonuses and Step-ups, but
                                            we will change the date we determine
                                            and apply these benefits to future
                                            anniversaries of the date we
                                            determine the initial death benefit.
                                            We will permit the spouse to opt out
                                            of the initial death benefit
                                            Step-up, if any, and any future
                                            Step-ups if we increase the rate of
                                            the Principal Plus for Life fee at
                                            that time.

2.   The Covered Person and the        -    Continues in the same manner as 1,
     Beneficiary is not the deceased        except that Principal Plus for Life
     Owner's spouse                         does not continue to be eligible for
                                            any remaining Bonuses and Step-ups,
                                            other than the initial Step-up of
                                            the Guaranteed Withdrawal Balance to
                                            equal the death benefit, if greater
                                            than the Guaranteed Withdrawal
                                            Balance prior to the death benefit.
                                            We will permit the Beneficiary to
                                            opt out of the initial death benefit
                                            Step-up, if any, if we increase the
                                            rate of the Principal Plus for Life
                                            fee at that time.

3.   Not the Covered Person and the    -    Continues in the same manner as 1,
     Beneficiary is the deceased            except that Principal Plus for Life
     Owner's spouse                         continues with respect to the
                                            Lifetime Income Amount for the
                                            Beneficiary. If the Lifetime Income
                                            Amount has not been determined prior
                                            to the payment of any portion of the
                                            death benefit, we will determine the
                                            initial Lifetime Income Amount on an
                                            anniversary of the date we determine
                                            the death benefit after the Covered
                                            Person has reached his or her
                                            Lifetime Income Date.

4.   Not the Covered Person and the    -    Continues in the same manner as 1,
     Beneficiary is not the deceased        except that Principal Plus for Life
     Owner's spouse                         continues with respect to the
                                            Lifetime Income Amount for the
                                            Beneficiary. If the Lifetime Income
                                            Amount has not been determined prior
                                            to the payment of any portion of the
                                            death benefit, we will determine the
                                            initial Lifetime Income Amount on an
                                            anniversary of the date we determine
                                            the death benefit after the Covered
                                            Person has reached his or her
                                            Lifetime Income Date.

                                       -    In this case, Principal Plus for
                                            Life does not continue to be
                                            eligible for any remaining Bonuses
                                            and Step-ups, other than the initial
                                            Step-up of the Guaranteed Withdrawal
                                            Balance to equal the death benefit,
                                            if greater than the Guaranteed
                                            Withdrawal Balance prior to the
                                            death benefit. We will permit the
                                            Beneficiary to opt out of the
                                            initial death benefit Step-up, if
                                            any, if we increase the rate of the
                                            Principal Plus for Life fee at that
                                            time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or

     - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    under Principal Plus, the Maturity Date; or

     -    under Principal Plus for Life, the date an Annuity Option begins; or

     -    termination of the Contract.

We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59 1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.

Principal Plus for Life Plus Automatic Annual Step-up

This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59 1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.

Principal Plus for Life Plus Spousal Protection

The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect Additional Purchase Payments (see "Purchase Payments" above).

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during the Bonus Period if you take no withdrawals during the previous Contract Year as described under "Principal Plus, Principal Plus for Life - Bonuses" above. The Bonus Period for the Principal Plus for Life Plus Spousal Protection Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you purchased the Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the Bonus Period will be based on the age of that Covered Person as of the initial Contract Date. If you elected the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date. The Bonus Period will not change upon the death of either Covered Person.

STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit as described above for the Principal Plus for Life Rider (see "Principal Plus, Principal Plus for Life - Step-ups"). We schedule the Step-up Dates for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Rider is in effect.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described for the Principal Plus for Life Rider above (see "Principal Plus, Principal Plus for Life - Life Expectancy Distribution Program"). Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter a Settlement Phase as described above for Principal Plus for Life when:

     -    the Contract Value reduces to zero; and

     - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and

     - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.

If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.

IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the Principal Plus for Life Rider.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

     - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;

     - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

     - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person" above.

TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in the same manner as described above for the Principal Plus for Life Rider.

We impose an additional annual fee for a Principal Plus for Life Plus Spousal Protection Rider to a Contract. Under Principal Plus for Life Plus Spousal Protection, at least one of the Covered Persons must attain age 65 and remain living for you to receive certain benefits. Furthermore, the Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Plus Spousal Protection Rider at the end of this Appendix.

PRINCIPAL RETURNS

Principal Returns Definitions

The following definitions apply to the Principal Returns Rider:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.

FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.

GUARANTEED WITHDRAWAL AMOUNT means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.

     - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.

GUARANTEED WITHDRAWAL BALANCE means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.

STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Description of the Principal Returns Rider

The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:

     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.

Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.

Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     -    we will not accept any Purchase Payment after the Owner becomes age
          81.

You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or

     - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.

Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:

     - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and

     -    by any applicable Step-up to reflect certain increases in Contract
          Value.

We will increase your Contract Value at the end of the first 10 Contract Years if:

     -    the Principal Returns Rider is in effect at that time; and

     -    you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount

Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.

The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.

We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").

If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.

Accumulation Benefit(not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.

At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.

     - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.

     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

     -    Continues to impose the Rider fee.

     - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 50 for a description of Annuity Options available under a Contract.

TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 66 for information on tax considerations related to optional benefit Riders.

TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or

     - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or

     -    the date an Annuity Option under the Contract begins; or

     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or

     -    termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                           LIFETIME                           BENEFIT BASE
                PURCHASE    INCOME    WITHDRAWAL               ON CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT       TAKEN      BONUS      ANNIVERSARY
-------------   --------   -------    ----------   ------     ------------
   At issue     $100,000      N/A        $   0     $    0      $100,000(1)
       1               0      N/A            0      7,000(2)    107,000(3)
       2               0      N/A            0      7,000       114,000
       3               0      N/A            0      7,000       121,000
       4               0      N/A            0      7,000       128,000
       5               0      N/A            0      7,000       135,000
       6               0      N/A            0      7,000       142,000
       7               0      N/A            0      7,000       149,000
       8               0      N/A            0      7,000       156,000
       9               0      N/A            0      7,000       163,000
      10               0      N/A            0      7,000       170,000
      11               0   $8,500(4)     8,500          0       170,000
      12               0    8,500        8,500          0       170,000
      13               0    8,500        8,500          0       170,000
      14               0    8,500        8,500          0       170,000
      15               0    8,500        8,500          0       170,000
      20               0    8,500        8,500          0       170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                           LIFETIME                           BENEFIT BASE
                PURCHASE    INCOME    WITHDRAWAL               ON CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT       TAKEN      BONUS      ANNIVERSARY
-------------   --------   -------    ----------   ------     ------------
   At issue     $100,000      N/A       $    0     $    0      $100,000(1)
       1               0      N/A            0      6,000(2)    106,000(3)
       2               0      N/A            0      6,000       112,000
       3               0      N/A            0      6,000       118,000
       4               0      N/A            0      6,000       124,000
       5               0      N/A            0      6,000       130,000
       6               0      N/A            0      6,000       136,000
       7               0      N/A            0      6,000       142,000
       8               0      N/A            0      6,000       148,000
       9               0      N/A            0      6,000       154,000
      10               0      N/A            0      6,000       160,000
      11               0   $8,000(4)     8,000          0       160,000
      12               0    8,000        8,000          0       160,000
      13               0    8,000        8,000          0       160,000
      14               0    8,000        8,000          0       160,000
      15               0    8,000        8,000          0       160,000
      20               0    8,000        8,000          0       160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                                                    LIFETIME INCOME
                                                   LIFETIME INCOME                BENEFIT BASE ON      AMOUNT ON
                PURCHASE     BENEFIT BASE AFTER     AFTER AMOUNT     WITHDRAWAL       CONTRACT          CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN       ANNIVERSARY       ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ---------------   ---------------
   At issue     $100,000         $100,000             $5,000               --         $100,000           $5,000
      1           10,000(1)       110,000(1)           5,500(1)        $5,500          110,000            5,500
      2           10,000(2)       114,500(2)           5,725(2)         5,725          114,500            5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                                              HYPOTHETICAL
                                                                CONTRACT
                            LIFETIME INCOME                VALUE ON CONTRACT   BENEFIT BASE ON
                PURCHASE     AMOUNT AFTER     WITHDRAWAL   ANNIVERSARY PRIOR       CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT      TAKEN        TO RIDER FEE       ANNIVERSARY
-------------   --------   ----------------   ----------   -----------------   ---------------
   At issue     $100,000           --              --               --           $100,000
      1                0       $5,000          $5,000         $102,000            102,000(1)
      2                0        5,100(1)        5,100(1)       103,514            103,514
      3                0        5,176           5,176          105,020            105,020
      4                0        5,251           5,251           94,013(2)         105,020(2)
      5                0        5,251           5,251           78,793            105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                LIFETIME INCOME                             HYPOTHETICAL
                 AMOUNT BEFORE    PURCHASE     WITHDRAWAL     CONTRACT                    LIFETIME INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS        TAKEN         VALUE      BENEFIT BASE        AMOUNT
-------------   ---------------   --------     ----------   ------------   ------------   ---------------
   At issue                       $100,000          --        $100,000      $100,000         $5,000
       1             $5,000              0     $10,000(1)       85,000        85,000(1)       4,250(1)
       2              4,250         10,000(2)        0          93,500        95,000(2)       4,750(2)
      12              4,750              0           0         120,000       120,000          6,000
      13              6,000         10,000(3)        0         130,000       130,000(3)       6,500(3)
      14              6,500              0       6,500         123,500       130,000          6,500
      15              6,500         10,000(4)        0         130,000       133,500(4)       6,675(4)
      16              6,675              0           0         125,000       133,500          6,675

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.

CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                                     BENEFIT BASE
                PURCHASE   LIFETIME INCOME   WITHDRAWAL               ON CONTRACT
CONTRACT YEAR   PAYMENTS        AMOUNT          TAKEN      BONUS      ANNIVERSARY
-------------   --------   ---------------   ----------   ------     ------------
  At issue      $100,000          N/A          $    0     $    0      $100,000(1)
      1                0          N/A               0      7,000(2)    107,000(3)
      2                0          N/A               0      7,000       114,000
      3                0          N/A               0      7,000       121,000
      4                0          N/A               0      7,000       128,000
      5                0          N/A               0      7,000       135,000
      6                0          N/A               0      7,000       142,000
      7                0          N/A               0      7,000       149,000
      8                0          N/A               0      7,000       156,000
      9                0          N/A               0      7,000       163,000
     10                0          N/A               0      7,000       170,000
     11                0       $8,075(4)        8,075          0       170,000
     12                0        8,075           8,075          0       170,000
     13                0        8,075           8,075          0       170,000
     14                0        8,075           8,075          0       170,000
     15                0        8,075           8,075          0       170,000
     20                0        8,075           8,075          0       170,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                                     BENEFIT
                                                                     BASE ON
                PURCHASE      LIFETIME     WITHDRAWAL                CONTRACT
CONTRACT YEAR   PAYMENTS   INCOME AMOUNT     TAKEN       BONUS     ANNIVERSARY
-------------   --------   -------------   ----------   ------     -----------
 At issue       $100,000         N/A         $    0     $    0     $100,000(1)
     1                 0         N/A              0      6,000(2)   106,000(3)
     2                 0         N/A              0      6,000      112,000
     3                 0         N/A              0      6,000      118,000
     4                 0         N/A              0      6,000      124,000
     5                 0         N/A              0      6,000      130,000
     6                 0         N/A              0      6,000      136,000
     7                 0         N/A              0      6,000      142,000
     8                 0         N/A              0      6,000      148,000
     9                 0         N/A              0      6,000      154,000
    10                 0         N/A              0      6,000      160,000
    11                 0      $7,600(4)       7,600          0      160,000
    12                 0       7,600          7,600          0      160,000
    13                 0       7,600          7,600          0      160,000
    14                 0       7,600          7,600          0      160,000
    15                 0       7,600          7,600          0      160,000
    20                 0       7,600          7,600          0      160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                 LIFETIME
                              BENEFIT BASE        INCOME                      BENEFIT BASE     LIFETIME INCOME
                PURCHASE     AFTER PURCHASE     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT   AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS         PAYMENT      PURCHASE PAYMENT      TAKEN      ANNIVERSARY       ANNIVERSARY
-------------   --------     --------------   ----------------   ----------   ------------   ------------------
   At issue     $100,000       $100,000          $4,750                --       $100,000           $5,000
      1           10,000(1)     110,000(1)        5,225(1)         $5,225        110,000            5,225
      2           10,000(2)     114,775(2)        5,452(2)          5,452        114,775            5,452

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.

                                                           HYPOTHETICAL CONTRACT
                           LIFE TIME INCOME                  VALUE ON CONTRACT
                PURCHASE     AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO      BENEFIT BASE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT      TAKEN          RIDER FEE          CONTRACT ANNIVERSARY
-------------   --------   ----------------   ----------   ---------------------   --------------------
   At issue     $100,000           --              --                  --               $100,000
      1                0       $4,750          $4,750            $102,250                102,250
      2                0        4,857(1)        4,857(1)          104,025                104,025(1)
      3                0        4,941           4,941             105,800                105,800
      4                0        5,026           5,026              94,977(2)             105,800(2)
      5                0        5,026           5,026              79,882                105,800

(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.

                 LIFE TIME INCOME                                                           LIFE TIME
                   AMOUNT BEFORE    PURCHASE     WITHDRAWAL    HYPOTHETICAL     BENEFIT       INCOME
CONTRACT MONTH      TRANSACTION     PAYMENTS        TAKEN     CONTRACT VALUE     BASE         AMOUNT
--------------   ----------------   --------     ----------   --------------   --------     ---------
   At issue                         $100,000          --         $100,000      $100,000     $4,750
       1             $4,750                0     $10,000(1)        85,000        85,000(1)   4,038(1)
       2              4,038           10,000(2)        0           93,500        95,000(2)   4,513(2)
      12              4,513                0           0          120,000       120,000      5,700
      13              5,700           10,000(3)        0          130,000       130,000(3)   6,175(3)
      14              6,175                0       6,175          123,825       130,000      6,175
      15              6,175           10,000(4)        0          130,000       133,825(4)   6,357(4)
      16              6,357                0           0          125,000       133,825      6,357

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).

(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.

(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.

(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLES 3A, 3B AND 3C ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.

                           GUARANTEED
                PURCHASE   WITHDRAWAL   WITHDRAWAL           GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN     BONUS      ON CONTRACT ANNIVERSARY
-------------   --------   ----------   ----------   -----   -----------------------------
   At issue     $100,000        --           --       --              $100,000(1)
       1               0    $5,000(1)    $5,000      $ 0(2)             95,000
       2               0     5,000        5,000(2)     0                90,000(3)
       3               0     5,000        5,000        0                85,000
       4               0     5,000        5,000        0                80,000
       5               0     5,000        5,000        0                75,000
      10               0     5,000        5,000        0                50,000
      20               0     5,000        5,000        0                     0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).

(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.

                              GUARANTEED
                              WITHDRAWAL                              GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER     WITHDRAWAL                   BENEFIT ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT      TAKEN      BONUS     CONTRACT ANNIVERSARY
-------------   --------   ----------------   ----------   ------     ---------------------
   At issue     $100,000           --              --          --          $100,000
      1             0          $5,000          $    0      $5,000(1)        105,000(1)
      2          10,000B        5,750(2)            0       5,500           120,500
      3             0           6,025           6,025(3)        0(4)        114,475(3)
      4             0           6,025               0       5,500           119,975
      5             0           6,025               0       5,500           125,475

(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).

(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the
     Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).

(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).

(4)  No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                           GUARANTEED WITHDRAWAL                  HYPOTHETICAL CONTRACT            GUARANTEED WITHDRAWAL
                PURCHASE        AMOUNT AFTER       WITHDRAWAL       VALUE ON CONTRACT               BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     PURCHASE PAYMENT        TAKEN      ANNIVERSARY PRIOR TO FEE   BONUS        ANNIVERSARY
-------------   --------   ---------------------   ----------   ------------------------   -----   ---------------------
   At issue     $100,000              --                 --                  --              --         $100,000
      1                0          $5,000           $  5,000            $102,000             $ 0           95,000
      2                0           5,000              5,000             103,828               0           90,000
      3                0           5,000              5,000             105,781(1)            0           105,781(1)
      4                0           5,289(2)           5,289              94,946               0           100,492
      5                0           5,289            10,000(3)            79,898(3)            0            79,898(3)

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).

(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                           GUARANTEED                                           GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL     LIFETIME      WITHDRAWAL               BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT     INCOME AMOUNT      TAKEN      BONUS         ANNIVERSARY
-------------   --------   ----------   -------------   ----------   ------     ---------------------
   At issue     $100,000       N/A           N/A          $    0     $    0          $100,000(1)
       1               0    $5,000(1)        N/A               0      5,000(2)        105,000(3)
       2               0     5,250(3)        N/A               0      5,000           110,000
       3               0      5,500          N/A               0      5,000           115,000
       4               0      5,750          N/A               0      5,000           120,000
       5               0      6,000          N/A               0      5,000           125,000
       6               0      6,250          N/A               0      5,000           130,000
       7               0      6,500          N/A               0      5,000           135,000
       8               0      6,750          N/A               0      5,000           140,000
       9               0      7,000          N/A               0      5,000           145,000
      10               0      7,250          N/A               0      5,000           150,000
      11               0      7,500       $7,500(4)        7,500          0           142,500
      12               0      7,500        7,500           7,500          0           135,000
      13               0      7,500        7,500           7,500          0           127,500
      14               0      7,500        7,500           7,500          0           120,000
      15               0      7,500        7,500           7,500          0           112,500
      20               0      7,500        7,500           7,500          0            75,000
      25               0      7,500        7,500           7,500          0            37,500
      30               0      7,500        7,500           7,500          0                 0
     31+               0          0        7,500           7,500          0                 0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                  LIFE TIME INCOME                BENEFIT BASE
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT   LIFE TIME INCOME AMOUNT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT     TAKEN       ANNIVERSARY   ON CONTRACT ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ------------   -----------------------
   At issue     $100,000         $100,000            $5,000                --       $100,000              $5,000
      1           10,000(1)       110,000(1)          5,500(1)         $5,500        104,500               5,500
      2           10,000(2)       114,500(2)          5,725(2)          5,725        108,775               5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL      LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO     BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000           --                --                --                 --               $100,000
      1                0       $5,000            $5,000            $5,000           $102,000                 95,000
      2                0        5,000             5,000             5,000            103,828                 90,000
      3                0        5,000             5,000             5,000            105,781                105,781(1)
      4                0        5,289(2)          5,289(2)          5,289             94,946                100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.

                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL      LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000           --                 --               --                 --                $100,000
      1                0       $5,000             $5,000          $ 5,000           $102,000                  95,000
      2                0        5,000              5,000            5,000            103,828                  90,000
      3                0        5,000              5,000            5,000            105,781                 105,781
      4                0        5,289              5,289           10,000             90,235                  90,235(1)
      5                0        4,512(1)           4,512(1)         4,512             76,319                  85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5A, 5B, 5C AND 5D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                           GUARANTEED                                           GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL     LIFE TIME      WITHDRAWAL               BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT     INCOME AMOUNT      TAKEN      BONUS          ANNIVERSARY
-------------   --------   ----------   -------------   ----------   ------     ---------------------
   At issue     $100,000       N/A            N/A         $    0     $    0          $100,000(1)
       1               0    $5,000(1)         N/A              0      5,000(2)        105,000(3)
       2               0     5,250(3)         N/A              0      5,000           110,000
       3               0     5,500            N/A              0      5,000           115,000
       4               0     5,750            N/A              0      5,000           120,000
       5               0     6,000            N/A              0      5,000           125,000
       6               0     6,250            N/A              0      5,000           130,000
       7               0     6,500            N/A              0      5,000           135,000
       8               0     6,750            N/A              0      5,000           140,000
       9               0     7,000            N/A              0      5,000           145,000
      10               0     7,250            N/A              0      5,000           150,000
      11               0     7,500         $7,500(4)       7,500          0           142,500
      12               0     7,500          7,500          7,500          0           135,000
      13               0     7,500          7,500          7,500          0           127,500
      14               0     7,500          7,500          7,500          0           120,000
      15               0     7,500          7,500          7,500          0           112,500
      20               0     7,500          7,500          7,500          0            75,000
      25               0     7,500          7,500          7,500          0            37,500
      30               0     7,500          7,500          7,500          0                 0
     31+               0         0           7,500         7,500          0                 0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up

                                                  LIFE TIME INCOME                BENEFIT BASE    LIFE TIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT   AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY       ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ------------   ------------------
   At issue     $100,000         $100,000             $5,000                        $100,000           $5,000
      1           10,000(1)       110,000(1)           5,500(1)        $5,500        104,500            5,500
      2           10,000(2)       114,500(2)           5,725(2)         5,725        108,775            5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.

                            GUARANTEED
                            WITHDRAWAL                                    HYPOTHETICAL CONTRACT
                           AMOUNT AFTER   LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     PURCHASE       AMOUNT AFTER     WITHDRAWAL     ANNIVERSARY PRIOR      BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     PAYMENT      PURCHASE PAYMENT      TAKEN         TO RIDER FEE             ANNIVERSARY
-------------   --------   ------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000         --                --             --                --                  $100,000
      1                0     $5,000            $5,000          $5,000         $102,000                   102,000(1)
      2                0      5,100(2)          5,100           5,100          103,514                   103,514
      3                0      5,176             5,176           5,176          105,020                   105,020
      4                0      5,251             5,251           5,251           94,012                    99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).

EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                            GUARANTEED
                            WITHDRAWAL                                    HYPOTHETICAL CONTRACT
                           AMOUNT AFTER   LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     PURCHASE       AMOUNT AFTER     WITHDRAWAL     ANNIVERSARY PRIOR      BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS      PAYMENT     PURCHASE PAYMENT      TAKEN          TO RIDER FEE            ANNIVERSARY
-------------   --------   ------------   ----------------   ----------   ---------------------   ---------------------
  At issue      $100,000        --                --                --                --                $100,000
     1                 0    $5,000            $5,000           $ 5,000          $102,000                 102,000
     2                 0     5,100             5,100             5,100           103,514                 103,514
     3                 0     5,176             5,176             5,176           105,020                 105,020
     4                 0     5,251             5,251            10,000            89,263                  89,263(1)
     5                 0     4,463(1)          4,463(1)          4,463            75,307                  84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6A, 6B, 6C AND 6D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.

EXAMPLE 6A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of oldest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.

                                                                                 GUARANTEED
                                                                                 WITHDRAWAL
                           GUARANTEED                                            BALANCE ON
                PURCHASE   WITHDRAWAL     LIFE TIME     WITHDRAWAL                CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT     INCOME AMOUNT      TAKEN      BONUS     ANNIVERSARY
-------------   --------   ----------   -------------   ----------   ------     -----------
   At issue     $100,000       N/A           N/A          $    0     $    0     $100,000(1)
       1               0    $5,000(1)        N/A               0      5,000(2)   105,000(3)
       2               0     5,250(3)        N/A               0      5,000      110,000
       3               0     5,500           N/A               0      5,000      115,000
       4               0     5,750           N/A               0      5,000      120,000
       5               0     6,000           N/A               0      5,000      125,000
       6               0     6,250           N/A               0      5,000      130,000
       7               0     6,500           N/A               0      5,000      135,000
       8               0     6,750           N/A               0      5,000      140,000
       9               0     7,000           N/A               0      5,000      145,000
      10               0     7,250           N/A               0      5,000      150,000
      11               0     7,500        $7,500(4)        7,500          0      142,500
      12               0     7,500         7,500           7,500          0      135,000
      13               0     7,500         7,500           7,500          0      127,500
      14               0     7,500         7,500           7,500          0      120,000
      15               0     7,500         7,500           7,500          0      112,500
      20               0     7,500         7,500           7,500          0       75,000
      25               0     7,500         7,500           7,500          0       37,500
      30               0     7,500         7,500           7,500          0            0
     31+               0         0         7,500           7,500          0            0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2 (oldest Covered Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)

EXAMPLE 6B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                  LIFE TIME INCOME                BENEFIT BASE     LIFE TIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL    ON CONTRACT         AMOUNT ON
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN      ANNIVERSARY   CONTRACT ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ------------   --------------------
   At issue     $100,000         $100,000             $5,000               --       $100,000            $5,000
      1           10,000(1)       110,000(1)           5,500(1)        $5,500        104,500             5,500
      2           10,000(2)       114,500(2)           5,725(2)         5,725        108,775             5,725

(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 6C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL      LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000           --                 --               --                  --               $100,000
      1                0       $5,000             $5,000           $5,000            $102,000                 95,000
      2                0        5,000              5,000            5,000             103,560                 90,000
      3                0        5,000              5,000            5,000             105,240(1)             105,240(1)
      4                0        5,262(2)           5,262(2)         5,262              94,245                99,978

(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262).

EXAMPLE 6D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                              GUARANTEED                                      HYPOTHETICAL CONTRACT
                              WITHDRAWAL      LIFE TIME INCOME                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER     WITHDRAWAL    ANNIVERSARY PRIOR TO    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN           RIDER FEE              ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------   ---------------------   ---------------------
   At issue     $100,000           --                --                 --                 --                $100,000
      1                0       $5,000            $5,000            $ 5,000           $102,000                  95,000
      2                0        5,000             5,000              5,000            103,560                  90,000
      3                0        5,000             5,000              5,000            105,240                 105,240
      4                0        5,262             5,262             10,000             89,507                  89,507(1)
      5                0        4,475(1)          4,475(1)           4,475             75,465                  85,031

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240 - $10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).

EXAMPLES 7A, 7B, 7C AND 7D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.

EXAMPLE 7A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.

                           GUARANTEED                GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      TAKEN(2)         ANNIVERSARY
-------------   --------   ----------   ----------   ---------------------
   At issue     $100,000     $8,000           --          $100,000(1)
       1               0      8,000       $8,000            92,000(3)
       2               0      8,000        8,000            84,000
       3               0      8,000        8,000            76,000
       4               0      8,000        8,000            68,000
       5               0      8,000        8,000            60,000
      10               0      8,000        8,000            20,000
      12               0      8,000        8,000             4,000
      13               0      8,000        4,000                 0(4)

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).

(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.

(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).

(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 7B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.

                           GUARANTEED                GUARANTEED WITHDRAWAL
                PURCHASE   WITHDRAWAL   WITHDRAWAL    BALANCE ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT      TAKEN(1)         ANNIVERSARY
-------------   --------   ----------   ----------   ---------------------
   At issue     $100,000     $8,000           --          $100,000
       1               0      8,000       $6,000            94,000(2)
       2               0      8,000        6,000            88,000
       3               0      8,000        6,000            82,000
       4               0      8,000        6,000            76,000
       5               0      8,000        6,000            70,000
      10               0      8,000        8,000            30,000
      14               0      8,000        8,000             6,000
      15               0      8,000        6,000                 0(3)

(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.

(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).

(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 7C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                      GUARANTEED
                                                      WITHDRAWAL
                           GUARANTEED                  BALANCE     CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT   PRIOR TO RIDER               CONTRACT VALUE AFTER
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY         FEE        RIDER FEE   ACCUMULATION BENEFIT
-------------   --------   ----------   ----------   -----------   --------------   ---------   --------------------
  At issue      $100,000     $8,000           --       $100,000      $100,000         $500                 --
      1                0      8,000       $    0        100,000        98,000          500                 --
      2                0      8,000            0        100,000        98,586          500                 --
      3                0      8,000            0        100,000        96,782          500                 --
      4                0      8,000            0        100,000        93,477          500                 --
      5                0      8,000            0        100,000        97,594          500                 --
     10                0      8,000            0        100,000        85,531(1)       500           $100,000
     11                0      8,000        8,000         92,000        92,709          500

(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 7D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.

                                                      GUARANTEED
                                                      WITHDRAWAL
                           GUARANTEED                  BALANCE     CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL   ON CONTRACT   PRIOR TO RIDER               CONTRACT VALUE AFTER
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN     ANNIVERSARY        FEE         RIDER FEE   ACCUMULATION BENEFIT
-------------   --------   ----------   ----------   -----------   --------------   ---------   --------------------
  At issue      $100,000    $ 8,000           --      $100,000        $100,000           --         $     --
      1                0      8,000      $     0       100,000         107,000         $500               --
      2                0      8,000            0       100,000         114,077          500               --
      3                0      8,000            0       121,628(1)      121,628          500               --
      4                0      9,730(2)         0       121,628         115,169          608               --
      5                0      9,730            0       121,628         103,105          608               --
     10                0     10,984            0       151,406(3)      146,258          686         $151,406(3)
     11                0     12,112       12,112       150,066         150,066          757               --

(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).

(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.

EXAMPLE 7E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).

                                                                  HYPOTHETICAL CONTRACT
                             GUARANTEED WITHDRAWAL                  VALUE ON CONTRACT     GUARANTEED WITHDRAWAL
                PURCHASE          AMOUNT AFTER       WITHDRAWAL    ANNIVERSARY PRIOR TO        BALANCE ON
CONTRACT YEAR   PAYMENTS        PURCHASE PAYMENT        TAKEN           RIDER FEE         CONTRACT ANNIVERSARY
-------------   --------     ---------------------   ----------   ---------------------   ---------------------
  At issue      $100,000                --                --                  --                $100,000
      1                0            $8,000           $ 8,000             $99,000                  92,000
      2           10,000(1)          8,160(1)          8,000              97,347                  83,840
      3                0             8,160             8,000              95,542                  95,542
      4                0             8,160             8,000              82,283                  87,382
      5                0             8,160            10,000(2)           63,625                  63,625

(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).

(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

             APPENDIX E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

     John Hancock USA

          -    Guaranteed Retirement Income Program I

          -    Guaranteed Retirement Income Program II

          -    Guaranteed Retirement Income Program III

     John Hancock New York

          -    Guaranteed Retirement Income Program I

          -    Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Program

John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

INCOME BASE: The Income Base is equal to (a) less (b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM I GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract Anniversary, you may elect in writing to Step-up the Income Base to the Contract Value on that Contract Anniversary. If you elect to Step-up the Income Base, the earliest date that you may exercise Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-up is effective (the "Step-up Date").

Following a Step-up of the Income Base, the Income Base as of the Step-up Date is equal to the Contract Value on the Step-up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the Step-up Date will not be considered.

Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Program I          0.25%
Guaranteed Retirement Income Program II         0.45%
Guaranteed Retirement Income Program III        0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed

Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Program

John Hancock New York offered two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME PROGRAM II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):

     -    Life Annuity with a 10-Year Period Certain;

     -    Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Program I          0.30%
Guaranteed Retirement Income Program II         0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, A GUARANTEED RETIREMENT INCOME PROGRAM SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

           APPENDIX F: Additional Availability of Guaranteed Minimum
                           Withdrawal Benefit Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:

     -    Income Plus for Life or Income Plus for Life - Joint Life;

     - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     -    Principal Returns.

FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.

     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.

     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for

          Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.

     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may
          consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.

     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.

Before you purchase a new guaranteed minimum withdrawal benefit Rider:

     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.

We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

                                                                        PRINCIPAL PLUS FOR LIFE
FEES DEDUCTED FROM   INCOME PLUS    INCOME PLUS FOR    PRINCIPAL PLUS    PLUS AUTOMATIC ANNUAL    PRINCIPAL
CONTRACT VALUE(1)      FOR LIFE    LIFE - JOINT LIFE      FOR LIFE              STEP-UP            RETURNS
------------------   -----------   -----------------   --------------   -----------------------   ---------
Maximum Fee(2)          1.20%            1.20%              0.75%                1.20%              0.95%
Current Fee             0.60%            0.60%              0.40%                0.60%              0.50%

(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

                                                                                        PRINCIPAL PLUS FOR LIFE
INITIAL ANNUAL GUARANTEE         INCOME PLUS FOR    INCOME PLUS FOR    PRINCIPAL PLUS    PLUS AUTOMATIC ANNUAL      PRINCIPAL
      ON NEW RIDER                     LIFE        LIFE - JOINT LIFE      FOR LIFE               STEP-UP             RETURNS
-------------------------------  ---------------  ------------------  ----------------  -----------------------  ----------------
Guaranteed Withdrawal Amount(1)   Not applicable    Not applicable    5.0% of Contract   5.0% of Contract Value  8.0% of Contract
                                                                            Value                                      Value
Lifetime Income Amount(2)            5.0% of       4.75% of Contract  5.0% of Contract   5.0% of Contract Value   Not applicable
                                  Contract Value         Value              Value

(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.

(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 59 1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.

We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:

     - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.

     - Target Amount Adjustment (Income Plus for Life, Income Plus for Life - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.

     - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.

Impact of Purchase Payments

Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.

Continuation of Contract after death benefits become payable

Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:

     - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.

     - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.

     - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.

     - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:

     - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.

     - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).

     - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.

     - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.

If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                 APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture 2006 Contracts with no optional benefit Riders

     -    Venture 2006 Contracts with the Annual Step Death Benefit Rider

     - Venture 2006 Contracts issued by John Hancock New York with the Annual Step Death Benefit Rider and the Payment Enhancement optional benefit Rider.

     -    Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;

     - Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

     -    Ven 24 Contracts with the Payment Enhancement optional benefit Rider;

     -    Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;

     -    Ven 3 Contracts with no optional benefit Riders.

Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, Income Plus for Life, Income Plus for Life - Joint Life, Principal Returns and Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.288719 14.355712 13.981973 12.890992  10.232056  12.500000         --         --         --        --
   Value at End of Year     16.820244 16.288719 14.355712 13.981973  12.890992  10.232056         --         --         --        --
   Ven 22, 20 No. of Units    961,353 1,067,899 1,225,205 1,250,479  1,096,693    312,367         --         --         --        --
   Ven 24 No. of Units        381,985   420,641   453,984   472,832    344,259     85,184         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.138539 14.251751 13.908408 12.848905  10.219044  12.500000         --         --         --        --
   Value at End of Year     16.631701 16.138539 14.251751 13.908408  12.848905  10.219044         --         --         --        --
   No. of Units                90,490   124,224   127,884   131,553    113,154      6,296         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.026755 14.174210 13.853451 12.817386  10.209272  12.500000         --         --         --        --
   Value at End of Year     16.491604 16.026755 14.174210 13.853451  12.817386  10.209272         --         --         --        --
   No. of Units               334,148   343,063   361,467   353,819    264,511     58,512         --         --         --        --

500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   Ven 22, 20 No. of Units  4,027,955 5,662,346 7,431,295 9,056,577  9,910,540  9,560,366  8,341,963  3,372,404         --        --
   Ven 24 No. of Units        180,652   202,571   254,131   340,730    301,338    325,150    237,911     61,502         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.679857 11.178350 10.891210 10.037495   7.967712  10.450629  12.500000         --         --        --
   Value at End of Year     13.089039 12.679857 11.178350 10.891210  10.037495   7.967712  10.450629         --         --        --
   No. of Units                29,894    53,278    57,668    67,142    107,257    106,231     34,656         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   11.941431 10.543123 10.287669  9.495529   7.548807   9.916084  11.516966         --         --        --
   Value at End of Year     12.308201 11.941431 10.543123 10.287669   9.495529   7.548807   9.916084         --         --        --
   No. of Units               312,360   413,183   487,495   621,415    543,810    446,244    237,911         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   Ven 7, 8 No. of Units      322,637   423,821   579,086   697,016    871,491    863,970    571,972    436,748         --        --
   Ven 9 No. of Units          92,908    93,667   157,718   254,069    196,202    429,028    294,074     66,524         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   11.860026 10.434774 10.146482  9.332415   7.393241   9.677729  11.200577  12.500000         --        --
   Value at End of Year     12.267395 11.860026 10.434774 10.146482   9.332415   7.393241   9.677729  11.200577         --        --
   No. of Units                23,424    34,045    36,694    35,016     36,077     27,155     31,853     15,118         --        --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.914612 12.567393 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.215463 12.914612 12.567393        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  7,342,785 7,737,600 7,813,643        --         --         --         --         --         --        --
   Ven 24 No. of Units      1,320,767 1,344,178 1,350,107        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.871603 12.550538 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.145010 12.871603 12.550538        --         --         --         --         --         --        --
   No. of Units               325,954   320,904   312,540        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.839427 12.537911 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.092383 12.839427 12.537911        --         --         --         --         --         --        --
   No. of Units             1,317,568 1,399,750 1,442,961        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.914612 12.567393 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.215463 12.914612 12.567393        --         --         --         --         --         --        --
   Ven 9 No. of Units             253       253       253        --         --         --         --         --         --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  2,211,907 2,960,620 3,779,743        --         --         --         --         --         --        --
   Ven 24 No. of Units         98,929   118,895   140,653        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.910707 12.563464 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.218798 12.910707 12.563464        --         --         --         --         --         --        --
   No. of Units                26,958    32,570    43,655        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.878444 12.550821 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.165897 12.878444 12.550821        --         --         --         --         --         --        --
   No. of Units               261,708   296,316   361,780        --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   Ven 7, 8 No. of Units    1,582,048 1,896,304 2,428,159        --         --         --         --         --         --        --
   Ven 9 No. of Units         140,392   204,998   258,204        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.953874 12.580342 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.289682 12.953874 12.580342        --         --         --         --         --         --        --
   No. of Units               732,664   855,608   950,426        --         --         --         --         --         --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.607074   9.571530  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.575947  12.607074   9.571530         --         --         --        --
   Ven 22, 20 No. of Units         --        --        --   567,063    513,320    154,361         --         --         --        --
   Ven 24 No. of Units             --        --        --   199,068    149,385     42,198         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 12.565898   9.559332  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.504490  12.565898   9.559332         --         --         --        --
   No. of Units                    --        --        --    54,887     63,237     18,334         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 12.535104   9.550203  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 13.451149  12.535104   9.550203         --         --         --        --
   No. of Units                    --        --        --    93,182     58,322     32,572         --         --         --        --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   Ven 22, 20 No. of Units         --        --        -- 7,370,975  9,002,683  9,780,531 11,254,683 10,422,393  3,817,588 2,618,135
   Ven 24 No. of Units             --        --        --   336,022    444,899    481,914    515,448    470,760     88,070        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        --  8.776337   6.661388   9.020870  12.500000         --         --        --
   Value at End of Year            --        --        --  9.436575   8.776337   6.661388   9.020870         --         --        --
   No. of Units                    --        --        --    54,792     61,592     64,403    400,458         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  7.888253   5.996302   8.132426  11.182499         --         --        --
   Value at End of Year            --        --        --  8.468944   7.888253   5.996302   8.132426         --         --        --
   No. of Units                    --        --        --   395,958    452,125    462,774    271,521         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   Ven 7, 8 No. of Units           --        --        --   573,749    745,064    843,050  1,072,108  1,506,390    787,936 1,089,413
   Ven 9 No. of Units              --        --        --   224,663    367,517    352,330    413,862    548,723    302,621   319,349

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 12.039961   9.120311  12.326027  16.889157  16.628126  12.680777 12.327066
   Value at End of Year            --        --        -- 12.971720  12.039961   9.120311  12.326027  16.889157  16.628126 12.680777
   No. of Units                    --        --        --    38,592     54,025     47,672     48,674     76,525     27,501    17,454

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.936083 16.764082 15.611671 13.642000  10.539761  12.500000         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082 15.611671  13.642000  10.539761         --         --         --        --
   Ven 22, 20 No. of Units    102,679   120,561   130,017   142,419    100,996     58,383         --         --         --        --
   Ven 24 No. of Units         16,455    18,620    16,165    14,031     10,611      3,755         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.761473 16.642648 15.529505 13.597435  10.526345  12.500000         --         --         --        --
   Value at End of Year     18.907779 18.761473 16.642648 15.529505  13.597435  10.526345         --         --         --        --
   No. of Units                 4,518     3,733     5,894     5,602      3,972        147         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.631621 16.552193 15.468201 13.564126  10.516293  12.500000         --         --         --        --
   Value at End of Year     18.748605 18.631621 16.552193 15.468201  13.564126  10.516293         --         --         --        --
   No. of Units                16,590    16,325    13,357    11,137      4,810      1,371         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   18.936083 16.764082 15.611671        --         --         --         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082        --         --         --         --         --         --        --
   Ven 9 No. of Units             312       313       313        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.936083 16.764082 15.611671        --         --         --         --         --         --        --
   Value at End of Year     19.122169 18.936083 16.764082        --         --         --         --         --         --        --
   No. of Units                   149       149       149        --         --         --         --         --         --        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 7-15-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   Ven 22, 20 No. of Units  2,846,401 4,157,956 5,317,776 6,316,179  7,678,603  9,380,988 12,268,522 14,881,833  9,747,951 5,951,480
   Ven 24 No. of Units         81,521   130,706   153,969   175,743    215,705    251,358    299,501    253,992     59,898        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.114225 10.727059  9.992305  8.728600   6.742395   9.163627  12.500000         --         --        --
   Value at End of Year     12.238522 12.114225 10.727059  9.992305   8.728600   6.742395   9.163627         --         --        --
   No. of Units                20,761    21,873    25,817    32,414     30,500     29,233     14,344         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    9.214290  8.171404  7.623095  6.669038   5.159206   7.022468   9.089389         --         --        --
   Value at End of Year      9.294794  9.214290  8.171404  7.623095   6.669038   5.159206   7.022468         --         --        --
   No. of Units                97,450   114,191   172,569   210,053    273,881    257,701    173,641         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   Ven 7, 8 No. of Units      465,904   594,331   775,887 1,026,608  1,274,268  1,630,125  2,120,101  3,358,777  3,741,117 2,993,344
   Ven 9 No. of Units         198,707   253,002   313,453   418,096    520,711    624,455    797,877  1,019,262  1,007,471   694,842

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.830585 18.408599 17.113549 14.919288  11.501386  15.600316  20.120816  28.060585  20.739989 16.968111
   Value at End of Year     21.086684 20.830585 18.408599 17.113549  14.919288  11.501386  15.600316  20.120816  28.060585 20.739989
   No. of Units                24,100    31,814    35,814    43,383     53,510     80,427    128,701    173,914    189,827   157,427

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.054859 14.359361 13.387148 12.767854  10.037335  12.500000         --         --         --        --
   Value at End of Year     16.600225 15.054859 14.359361 13.387148  12.767854  10.037335         --         --         --        --
   Ven 22, 20 No. of Units    524,089   555,332   563,975   797,349    639,116    204,577         --         --         --        --
   Ven 24 No. of Units         79,704    95,639    99,956    97,287     81,893     15,156         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.916013 14.255343 13.316695 12.726145  10.024552  12.500000         --         --         --        --
   Value at End of Year     16.414091 14.916013 14.255343 13.316695  12.726145  10.024552         --         --         --        --
   No. of Units                24,209    25,866    29,457    28,729     26,365      6,629         --         --         --        --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                           --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  14.812723 14.177829 13.264097 12.694956  10.014973  12.500000         --         --         --         --
   Value at End of Year    16.275871 14.812723 14.177829 13.264097  12.694956  10.014973         --         --         --         --
   No. of Units               63,831    73,221    68,612    80,663     65,159     28,524         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  15.054859 14.359361 13.387148        --         --         --         --         --         --         --
   Value at End of Year    16.600225 15.054859 14.359361        --         --         --         --         --         --         --
   Ven 9 No. of Units            821       828       548        --         --         --         --         --         --         --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   Ven 22, 20 No. of Units 4,314,341 5,971,079 7,379,350 9,368,927 11,255,888 13,146,694 16,602,102 16,971,982 11,618,340 10,114,972
   Ven 24 No. of Units       158,510   228,894   268,153   300,775    370,060    423,069    503,394    477,236    107,418         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   9.883757  9.423173  8.784877  8.380282   6.588842   8.857071  12.500000         --         --         --
   Value at End of Year    10.898530  9.883757  9.423173  8.784877   8.380282   6.588842   8.857071         --         --         --
   No. of Units               33,095    38,921    46,808    61,922     75,053     78,183     48,575         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   8.585393  8.197559  7.653722  7.312204   5.757704   7.751463  10.349704         --         --         --
   Value at End of Year     9.452597  8.585393  8.197559  7.653722   7.312204   5.757704   7.751463         --         --         --
   No. of Units              257,081   314,528   389,884   490,521    574,876    635,050    483,817         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   Ven 7, 8 No. of Units     762,737   951,840 1,208,031 1,583,546  2,008,869  2,463,679  3,192,887  4,274,267  4,764,175  5,312,432
   Ven 9 No. of Units        326,625   426,423   526,534   681,765    845,398  1,028,998  1,422,150  1,728,273  1,684,077  1,574,135

Ven 3 Contracts with no Optional Riders
   Value at Start of Year  20.206474 19.226457 17.888430 17.030370  13.363096  17.927398  23.852189  27.113084  19.002856  15.020670
   Value at End of Year    22.325941 20.206474 19.226457 17.888430  17.030370  13.363096  17.927398  23.852189  27.113084  19.002856
   No. of Units               38,198    46,528    70,597    93,651    115,713    135,052    208,852    254,967    228,969    239,012

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  17.516604 15.646118 15.050883 13.181759   9.674898  12.500000         --         --         --         --
   Value at End of Year    18.660656 17.516604 15.646118 15.050883  13.181759   9.674898         --         --         --         --
   Ven 22, 20 No. of Units   735,104   873,791   843,708   807,667    523,939     85,306         --         --         --         --
   Ven 24 No. of Units       141,565   161,342   146,759   154,556     90,937      9,080         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  17.355078 15.532791 14.971687 13.138707   9.662574  12.500000         --         --         --         --
   Value at End of Year    18.451435 17.355078 15.532791 14.971687  13.138707   9.662574         --         --         --         --
   No. of Units               27,529    33,190    49,081    53,333     40,083      5,426         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  17.234909 15.448324 14.912560 13.106512   9.653351  12.500000         --         --         --         --
   Value at End of Year    18.296051 17.234909 15.448324 14.912560  13.106512   9.653351         --         --         --         --
   No. of Units              113,547   117,975   118,139   116,118     76,154     33,747         --         --         --         --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --         --
   Value at End of Year    17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --         --
   Ven 22, 20 No. of Units 1,221,952 1,672,577 1,841,422 2,111,389  1,778,554  1,074,867    570,920         --         --         --
   Ven 24 No. of Units        27,743    39,428    39,696    42,383     43,563     46,075     10,755         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  16.031260 14.324799 13.768814 12.066071   8.861220  12.477337  12.500000         --         --         --
   Value at End of Year    17.089227 16.031260 14.324799 13.768814  12.066071   8.861220  12.477337         --         --         --
   No. of Units               68,505    52,240    51,220    59,499     71,283     46,772     21,525         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  15.895500 14.224748 13.693111 12.017788   8.838989  12.464762  12.500000         --         --         --
   Value at End of Year    16.918971 15.895500 14.224748 13.693111  12.017788   8.838989  12.464762         --         --         --
   No. of Units              131,573   150,396   166,689   145,850    133,410    135,095     42,968         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --        --
   Value at End of Year     17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --        --
   Ven 7, 8 No. of Units      129,415   172,765   195,319   262,487    217,876    104,817     61,104         --         --        --
   Ven 9 No. of Units          43,230    44,179    45,996    54,418     35,910     18,655     14,166         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.214051 14.459280 13.870389 12.130735   8.890942  12.494117  12.500000         --         --        --
   Value at End of Year     17.318882 16.214051 14.459280 13.870389  12.130735   8.890942  12.494117         --         --        --
   No. of Units                 5,480     8,671     6,657    12,408     17,088      6,901      5,599         --         --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.542877        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 6,729,131        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of Units  379,845        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  1,357,916        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units         41,834        --        --        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.505201        --        --        --         --         --         --         --         --        --
   No. of Units                17,170        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.513569        --        --        --         --         --         --         --         --        --
   No. of Units               224,200        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.492664        --        --        --         --         --         --         --         --        --
   No. of Units                75,948        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          --        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.526116        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 3,073,847        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   352,031        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.496843        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   154,513        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   Ven 9 No. of Units          31,883        --        --        --         --         --         --         --         --        --
   No. of Units                28,774        --        --        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.521933        --        --        --         --         --         --         --         --        --
   No. of Units                   563        --        --        --         --         --         --         --         --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   Ven 22, 20 No. of Units  2,373,140 2,952,854 3,003,264 3,085,744    733,450         --         --         --         --        --
   Ven 24 No. of Units        285,863   326,760   337,549   351,197    164,535         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.799622 17.225299 16.408697 15.278707  12.500000         --         --         --         --        --
   Value at End of Year     19.772115 19.799622 17.225299 16.408697  15.278707         --         --         --         --        --
   No. of Units                91,855   100,073   122,679    87,095     49,076         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.691416 17.156806 16.367906 15.263668  12.500000         --         --         --         --        --
   Value at End of Year     19.634419 19.691416 17.156806 16.367906  15.263668         --         --         --         --        --
   No. of Units               165,698   193,157   181,864   166,040     46,258         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   Ven 9 No. of Units          32,346    48,679    39,850    50,361     17,408         --         --         --         --        --
   No. of Units               213,728   292,547   300,636   319,536    161,103         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   19.944779 17.317033 16.463226 15.298774  12.500000         --         --         --         --        --
   Value at End of Year     19.957165 19.944779 17.317033 16.463226  15.298774         --         --         --         --        --
   No. of Units                16,115    20,264    23,260    25,749     17,915         --         --         --         --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.104653 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.311461 13.104653        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 9,402,750 2,920,678        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   966,217   302,519        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.039904 12.417864 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904 12.417864        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units  6,308,370 5,334,662 2,340,443        --         --         --         --         --         --        --
   Ven 24 No. of Units        755,350   703,819   295,255        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.003147 12.407593 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.148735 13.003147 12.407593        --         --         --         --         --         --        --
   No. of Units               183,361   148,168    50,361        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.074270 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.233949 13.074270        --        --         --         --         --         --         --        --
   No. of Units               421,961   122,925        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.975650 12.399892 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.101156 12.975650 12.399892        --         --         --         --         --         --        --
   No. of Units               864,609   787,772   271,239        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.087295 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.267122 13.087295        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 3,701,792   858,785        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   429,201    81,908        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.984817 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     13.116997 12.984817        --        --         --         --         --         --         --        --
   Venture 2006 No. of Units  299,431   106,009        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.039904 12.417864 12.500000        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904 12.417864        --         --         --         --         --         --        --
   Ven 7, 8 No. of Units           --        --    11,901        --         --         --         --         --         --        --
   Ven 9 No. of Units          17,882    12,837     3,554        --         --         --         --         --         --        --
   No. of Units               156,919   103,991        --        --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.039904 12.417864        --        --         --         --         --         --         --        --
   Value at End of Year     13.212434 13.039904        --        --         --         --         --         --         --        --
   No. of Units                27,179     5,019        --        --         --         --         --         --         --        --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.569098        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,550,712        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    73,910        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.564875        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units     88,937        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units          5,294        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.558969        --        --        --         --         --         --         --         --        --
   No. of Units                 1,148        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.565720        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   315,192        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    24,400        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                              --        --        --         --         --         --         --         --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.564476        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,022,861        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     7,195        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.560256        --        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units    435,995        --        --        --         --         --         --         --         --        --
   Ven 24 No. of Units          8,643        --        --        --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.556882        --        --        --         --         --         --         --         --        --
   No. of Units                37,814        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.558567        --        --        --         --         --         --         --         --        --
   No. of Units                 5,085        --        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.554350        --        --        --         --         --         --         --         --        --
   No. of Units                 6,094        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.561100        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   543,639        --        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                    51,445        --        --        --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year            --        --        --        --         --         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --         --         --         --         --         --        --
   Value at End of Year     12.560256        --        --        --         --         --         --         --         --        --
   Ven 9 No. of Units             822        --        --        --         --         --         --         --         --        --
   No. of Units                   117        --        --        --         --         --         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.251978        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                 2,429,590        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   171,995        --        --          --       --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   Ven 22, 20 No. of Units    576,988        --        --          --       --         --         --         --         --        --
   Ven 24 No. of Units         36,695        --        --          --       --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.212174        --        --          --       --         --         --         --         --        --
   No. of Units                11,868        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.221007        --        --          --       --         --         --         --         --        --
   No. of Units                55,061        --        --          --       --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.198933        --        --          --       --         --         --         --         --        --
   No. of Units                25,146        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.234271        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                 1,502,544        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   170,670        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.203346        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                    66,583        --        --          --       --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   Ven 9 No. of Units           7,625        --        --          --       --         --         --         --         --        --
   No. of Units                39,658        --        --          --       --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.229848        --        --          --       --         --         --         --         --        --
   No. of Units                 1,230        --        --          --       --         --         --         --         --        --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.524826        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                   742,659        --        --          --       --         --         --         --         --        --
   Venture 2006 No. of
      Units                    54,291        --        --          --       --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.502241        --        --          --       --         --         --         --         --        --
   Ven 22, 20 No. of Units    547,653        --        --          --       --         --         --         --         --        --
   Ven 24 No. of Units         55,578        --        --          --       --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.484205        --        --          --       --         --         --         --         --        --
   No. of Units                 8,315        --        --          --       --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --          --       --         --         --         --         --        --
   Value at End of Year     13.493224        --        --          --       --         --         --         --         --        --
   No. of Units                15,922        --        --          --       --         --         --         --         --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ---------- ---------- ---------- ---------- --------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.470700         --         --         --        --       --       --       --       --       --
   No. of Units                 37,295         --         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.506760         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    465,669         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     47,971         --         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.475199         --         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     20,843         --         --         --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.502241         --         --         --        --       --       --       --       --       --
   Ven 9 No. of Units           17,502         --         --         --        --       --       --       --       --       --
   No. of Units                 74,069         --         --         --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --         --        --       --       --       --       --       --
   Value at End of Year      13.502241         --         --         --        --       --       --       --       --       --
   No. of Units                  1,528         --         --         --        --       --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.862693  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.206595  12.862693         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  7,271,861  2,853,777         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    697,532    257,316         --         --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    20.766845  19.206559  16.849842  15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559  16.849842 15.269062       --       --       --       --       --
   Ven 22, 20 No. of Units  14,641,379 16,173,347 15,171,705 11,353,014 1,914,838       --       --       --       --       --
   Ven 24 No. of Units       1,790,257  1,874,727  1,606,897  1,046,035   284,976       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    20.615694  19.104829  16.794033  15.249029 12.500000       --       --       --       --       --
   Value at End of Year      22.666842  20.615694  19.104829  16.794033 15.249029       --       --       --       --       --
   No. of Units                489,962    535,410    464,185    296,693   150,995       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.832875  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.123869  12.832875         --         --        --       --       --       --       --       --
   No. of Units                322,194    113,338         --         --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    20.503034  19.028876  16.752296  15.234022 12.500000       --       --       --       --       --
   Value at End of Year      22.508993  20.503034  19.028876  16.752296 15.234022       --       --       --       --       --
   No. of Units              1,374,398  1,449,360  1,208,296    603,913    60,829       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.845651  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      14.159271  12.845651         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  2,871,284    902,530         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    319,197    101,357         --         --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    20.540520  12.500000         --         --        --       --       --       --       --       --
   Value at End of Year      22.561487  20.540520         --         --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    129,903     54,638         --         --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    20.766845  19.206559  16.849842  15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559  16.849842 15.269062       --       --       --       --       --
   Ven 7, 8 No. of Units            --         --  1,129,093    995,032   658,720       --       --       --       --       --
   Ven 9 No. of Units          184,170    196,984    174,537    148,164    74,053       --       --       --       --       --
   No. of Units                985,390  1,088,570         --         --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ---------- ---------- ---------- --------- --------- -------- -------- -------- -------- --------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    20.766845  19.206559  16.849842 15.269062 12.500000       --       --       --       --       --
   Value at End of Year      22.878996  20.766845  19.206559 16.849842 15.269062       --       --       --       --       --
   No. of Units                 65,489     68,958     75,525    70,670    49,667       --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.519391  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.962203  13.519391         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  7,254,372  2,666,182         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    708,752    252,577         --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   Ven 22, 20 No. of Units  11,988,857 13,399,904 12,347,704 9,224,537 1,316,880       --       --       --       --       --
   Ven 24 No. of Units       1,510,475  1,549,856  1,351,548   739,263   188,796       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.414654  17.211123  16.609882 15.367766 12.500000       --       --       --       --       --
   Value at End of Year      19.960056  19.414654  17.211123 16.609882 15.367766       --       --       --       --       --
   No. of Units                363,473    395,834    392,183   254,864    88,839       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.488057  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.880910  13.488057         --        --        --       --       --       --       --       --
   No. of Units                307,462    106,288         --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.308566  17.142690  16.568595 15.352637 12.500000       --       --       --       --       --
   Value at End of Year      19.821062  19.308566  17.142690 16.568595 15.352637       --       --       --       --       --
   No. of Units              1,406,020  1,443,864  1,241,490   601,754    71,293       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.501467  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      13.915693  13.501467         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                  2,556,774    817,371         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    319,506     89,819         --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.343844  12.500000         --        --        --       --       --       --       --       --
   Value at End of Year      19.867263  19.343844         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    140,378     57,831         --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   Ven 7, 8 No. of Units            --         --    709,941   719,933   384,391       --       --       --       --       --
   Ven 9 No. of Units          108,168    126,670     98,445   103,225    46,828       --       --       --       --       --
   No. of Units                626,170    687,323         --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    19.557000  17.302782  16.665076 15.387946 12.500000       --       --       --       --       --
   Value at End of Year      20.146868  19.557000  17.302782 16.665076 15.387946       --       --       --       --       --
   No. of Units                 36,631     41,451     40,516    42,156    43,225       --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.991079         --         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    549,139         --         --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                     40,280         --         --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.971055         --         --        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units     135,830         --         --        --        --       --       --       --       --       --
   Ven 24 No. of Units           7,102         --         --        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.500000         --         --        --        --       --       --       --       --       --
   Value at End of Year      11.955053         --         --        --        --       --       --       --       --       --
   No. of Units                  1,235         --         --        --        --       --       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.963058        --        --        --        --       --       --       --       --       --
   No. of Units                13,207        --        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.943071        --        --        --        --       --       --       --       --       --
   No. of Units                 7,723        --        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.975058        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   328,921        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    39,792        --        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.947056        --        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    19,210        --        --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.971055        --        --        --        --       --       --       --       --       --
   No. of Units                 1,829        --        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --       --       --       --       --       --
   Value at End of Year     11.971055        --        --        --        --       --       --       --       --       --
   No. of Units                   229        --        --        --        --       --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.246956 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.636326 13.246956        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                 4,853,763 2,111,439        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   411,607   154,671        --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000       --       --       --       --       --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632       --       --       --       --       --
   Ven 22, 20 No. of Units  6,569,762 7,449,417 6,681,967 4,198,494   396,104       --       --       --       --       --
   Ven 24 No. of Units        692,089   759,897   628,975   336,815    63,121       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   26.685743 22.915864 19.264402 16.485991 12.500000       --       --       --       --       --
   Value at End of Year     31.356949 26.685743 22.915864 19.264402 16.485991       --       --       --       --       --
   No. of Units               204,552   224,435   192,872   125,386    33,678       --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.216247 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.545299 13.216247        --        --        --       --       --       --       --       --
   No. of Units               186,353    61,403        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   26.539979 22.824807 19.216554 16.469766 12.500000       --       --       --       --       --
   Value at End of Year     31.138706 26.539979 22.824807 19.216554 16.469766       --       --       --       --       --
   No. of Units               633,562   701,909   600,927   296,847    20,409       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.229400 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     15.584250 13.229400        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                 1,844,171   768,897        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   222,998    94,957        --        --        --       --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   26.588492 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     31.211299 26.588492        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    75,121    26,669        --        --        --       --       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000        --        --        --        --        --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   503,980   365,786   139,282        --        --        --        --        --
   Ven 9 No. of Units          69,449    93,661    69,812    59,490    25,971        --        --        --        --        --
   No. of Units               502,772   540,492        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.881343 23.037853 19.328401 16.507632 12.500000        --        --        --        --        --
   Value at End of Year     31.650335 26.881343 23.037853 19.328401 16.507632        --        --        --        --        --
   No. of Units                34,289    39,328    25,406    13,263     2,349        --        --        --        --        --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.952173        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   332,536        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,243        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  1,007,816        --        --        --        --        --        --        --        --        --
   Ven 24 No. of Units         68,534        --        --        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.907297        --        --        --        --        --        --        --        --        --
   No. of Units                14,822        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.917262        --        --        --        --        --        --        --        --        --
   No. of Units                10,310        --        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.892370        --        --        --        --        --        --        --        --        --
   No. of Units                50,049        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.932215        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   165,866        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    17,763        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.897351        --        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,671        --        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   Ven 9 No. of Units          29,989        --        --        --        --        --        --        --        --        --
   No. of Units               116,660        --        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.500000        --        --        --        --        --        --        --        --        --
   Value at End of Year     14.927231        --        --        --        --        --        --        --        --        --
   No. of Units                 8,307        --        --        --        --        --        --        --        --        --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY, MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   32.642361 27.206671 26.842434 24.538470 18.702483 23.100090 22.514992 20.300779 17.018200 15.792005
   Value at End of Year     32.713811 32.642361 27.206671 26.842434 24.538470 18.702483 23.100090 22.514992 20.300779 17.018200
   Ven 22, 20 No. of Units    385,635   551,238   740,901   893,702   992,700 1,122,669 1,239,327   948,379   638,841   167,113

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.057755 14.245616 14.082946 12.900003  9.851657 12.192528 12.500000        --        --        --
   Value at End of Year     17.060741 17.057755 14.245616 14.082946 12.900003  9.851657 12.192528        --        --        --
   No. of Units                   476       648     1,351     1,944     1,955     1,976     2,051        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   32.642361 27.206671 26.842434 24.538470  18.702483  23.100090  22.514992  20.300779  17.018200 15.792005
   Value at End of Year     32.713811 32.642361 27.206671 26.842434  24.538470  18.702483  23.100090  22.514992  20.300779 17.018200
   Ven 7, 8 No. of Units        1,270     3,298     3,920     4,409      6,607      6,938         75      8,431     11,769    10,623

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY, MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
   10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.606776 11.858445 10.896772  9.676396   8.963022         --         --         --         --        --
   Value at End of Year     15.673644 13.606776 11.858445 10.896772   9.676396         --         --         --         --        --
   Ven 22, 20 No. of Units     79,122   111,624        --        --         --         --         --         --         --        --
   Ven 22, 20 No. of Units         --        --   121,309   130,694    154,537         --         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 14.930000  13.832329         --         --         --         --        --
   Value at End of Year            --        --        -- 16.779304  14.930000         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  9.676396   8.963022         --         --         --         --        --
   Value at End of Year            --        --        -- 10.896772   9.676396         --         --         --         --        --
   No. of Units                    --        --        --        --         --         --         --         --         --        --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY, MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
   10-13-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   70.259867 63.235820 58.169107 51.386913  36.537044  48.661734  38.059573  33.685273  25.494200 27.655848
   Value at End of Year     68.561861 70.259867 63.235820 58.169107  51.386913  36.537044  48.661734  38.059573  33.685273 25.494200
   Ven 22, 20 No. of Units     93,660   135,055   166,352   203,195    227,011    268,748    298,150    614,146     81,875    38,159

Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.103849 19.031980 17.541995 15.527800  11.062617  14.763263  12.500000         --         --        --
   Value at End of Year     20.552433 21.103849 19.031980 17.541995  15.527800  11.062617  14.763263         --         --        --
   No. of Units                 1,152     1,516     2,896     3,244      3,448      3,636      3,213         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   70.259867 63.235820 58.169107 51.386913  36.537044  48.661734  38.059573  33.685273  25.494200 27.655848
   Value at End of Year     68.561861 70.259867 63.235820 58.169107  51.386913  36.537044  48.661734  38.059573  33.685273 25.494200
   Ven 7, 8 No. of Units           48        48        48        48         48         48         --        110        111       111

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.197444 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.677763 13.197444        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   171,765    25,056        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     9,529        --        --        --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.641889 14.510506 13.965409 13.013611  10.228826  12.500000         --         --         --        --
   Value at End of Year     17.352727 15.641889 14.510506 13.965409  13.013611  10.228826         --         --         --        --
   Ven 22, 20 No. of Units  2,143,893 2,186,132 2,426,185 2,127,087  1,464,888    434,406         --         --         --        --
   Ven 24 No. of Units        500,108   563,575   617,713   441,455    236,960     28,105         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.497643 14.405399 13.891917 12.971112  10.215811  12.500000         --         --         --        --
   Value at End of Year     17.158174 15.497643 14.405399 13.891917  12.971112  10.215811         --         --         --        --
   No. of Units               136,844    97,626   112,838    94,352     65,314     13,018         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.166852 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.592304 13.166852        --        --         --         --         --         --         --        --
   No. of Units                17,595     1,696        --        --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.390317 14.327062 13.837048 12.939311  10.206043  12.500000         --         --         --        --
   Value at End of Year     17.013665 15.390317 14.327062 13.837048  12.939311  10.206043         --         --         --        --
   No. of Units               308,579   368,089   397,493   341,742    224,970    114,270         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.179963 12.500000        --        --         --         --         --         --         --        --
   Value at End of Year     14.628872 13.179963        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   140,284    13,401        --        --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                     3,973       204        --        --         --         --         --         --         --        --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED     ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year              15.430402  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 17.061698  15.426010         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,528         --         --         --         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              15.641889  14.510506  13.965409        --         --         --         --         --         --          --
   Value at End of Year 17.352727  15.641889  14.510506        --         --         --         --         --         --          --
   Ven 9 No. of Units         536        536        537        --         --         --         --         --         --          --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   Ven 22, 20 No. of
      Units             8,912,778 12,189,414 15,532,968 18,984,031 22,485,941 25,377,600 30,503,258 31,246,764 26,488,218 18,901,097
   Ven 24 No. of Units    270,530    362,331    436,620    502,535    574,881    650,695    754,939    709,638    226,750         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              11.786376  10.928487  10.515682   9.800303   7.709411  10.343004  12.500000         --         --         --
   Value at End of Year 13.076866  11.786376  10.928487  10.515682   9.800303   7.709411  10.343004         --         --         --
   No. of Units           127,038    162,394    164,936    164,549    183,899    195,854    118,549         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              10.959525  10.177034   9.807280   9.153842   7.211675   9.689796  11.549188         --         --         --
   Value at End of Year 12.141155  10.959525  10.177034   9.807280   9.153842   7.211675   9.689796         --         --         --
   No. of Units           677,677    708,840    839,169    988,319  1,055,794  1,108,760    717,328         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   Ven 7, 8 No. of
      Units             2,632,141  3,162,395  3,942,970  5,032,799  5,985,084  7,043,533  8,742,544 11,468,237 15,778,751 18,789,259
   Ven 9 No. of Units     898,434  1,124,692  1,384,367  1,729,005  2,018,139  2,387,431  3,021,812  3,714,374  3,865,926  3,184,929

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674  17.134232
   Value at End of Year 26.415110  23.760530  21.987188  21.114531  19.638699  15.417955  20.643428  24.518135  25.568866  21.710674
   No. of Units            98,925    114,536    179,635    211,845    242,066    296,940    463,278    588,502    603,923    635,916

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year              12.644128  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 13.918979  12.644128         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                65,574     27,363         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,827        145         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              14.830680  14.735093  13.141851  12.201755   9.565574  12.500000         --         --         --         --
   Value at End of Year 16.285011  14.830680  14.735093  13.141851  12.201755   9.565574         --         --         --         --
   Ven 22, 20 No. of
      Units             1,258,046  1,464,036    530,176    495,548    488,134    171,283         --         --         --         --
   Ven 24 No. of Units    299,010    343,262    104,358     97,774     75,332     11,847         --         --         --         --
   Ven 22, 20 No. of
      Units                    --         --  1,462,644         --         --         --         --         --         --         --
   Ven 24 No. of Units         --         --      1,392         --         --         --         --        --          --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              14.693920  14.628361  13.072685  12.161900   9.553391  12.500000         --         --         --         --
   Value at End of Year 16.102422  14.693920  14.628361  13.072685  12.161900   9.553391         --         --         --         --
   No. of Units            99,531    118,521     43,723     42,656     29,251     10,454         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year                     --  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year        --         --         --         --         --         --         --         --         --         --
   No. of Units                --         --         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              14.592150  14.548803  13.021044  12.132085   9.544262  12.500000         --         --         --         --
   Value at End of Year 15.966792  14.592150  14.548803  13.021044  12.132085   9.544262         --         --         --         --
   No. of Units           212,786    231,822     53,271     46,250     44,089     26,055         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year              12.627361  12.500000         --         --         --         --         --         --         --         --
   Value at End of Year 13.872597  12.627361         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                32,083     13,681         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 1,363      1,301         --         --         --         --         --         --         --         --

Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                            --------- ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year                         --  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year            --         --        --        --         --         --         --         --         --       --
   No. of Units                    --         --        --        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year      14.830680         --        --        --         --         --         --         --         --       --
Value at End of Year        16.285011  14.830680        --        --         --         --         --         --         --       --
Ven 9 No. of Units                482        482        --        --         --         --         --         --         --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year                   9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   Ven 22, 20 No. of
      Units                 7,854,681 10,956,831 2,037,352 2,087,170  2,311,363  2,177,602  1,618,907     59,941         --       --
   Ven 24 No. of Units        296,396    398,342    75,936    38,685     44,220     46,829      9,622         91         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year                   9.974987   9.911198  8.834287  8.211158   6.444359   9.437943  12.500000         --         --       --
   Value at End of Year     10.955339   9.974987  9.911198  8.834287   8.211158   6.444359   9.437943         --         --       --
   No. of Units                85,791    119,381    54,834    59,515     64,689     56,526     15,563         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    9.198767   9.153633  8.171240  7.606320   5.978615   8.769024  10.939455         --         --       --
   Value at End of Year     10.087603   9.198767  9.153633  8.171240   7.606320   5.978615   8.769024         --         --       --
   No. of Units               458,660    536,760    98,371   106,974     99,871    111,049     57,393         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   Ven 7, 8 No. of Units    2,288,937  2,815,570   331,262   214,254    241,453    201,160    129,831      2,055         --       --
   Ven 9 No. of Units         392,539    497,564    37,194    18,208     21,877     10,957     18,072        699         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    9.399428   9.320697  8.291409  7.691148   6.024194   8.804929  10.945558  12.500000         --       --
   Value at End of Year     10.343984   9.399428  9.320697  8.291409   7.691148   6.024194   8.804929  10.945558         --       --
   No. of Units               829,942    959,427    17,464    13,558     10,820      6,314  2,871,308         --         --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-01-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.736312  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.839676  13.736312        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                    67,302     40,767        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                     6,261        723        --        --         --         --         --         --         --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   Ven 22, 20 No. of Units    534,747    656,894   343,944   195,690         --         --         --         --         --       --
   Ven 24 No. of Units         11,133     22,341     9,440     6,324         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.850044  14.780570 13.749985 12.500000         --         --         --         --         --       --
   Value at End of Year     14.457875  16.850044 14.780570 13.749985         --         --         --         --         --       --
   No. of Units                 1,734     18,363     2,161     2,146         --         --         --         --         --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.704490  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.770727  13.704490        --        --         --         --         --         --         --       --
   No. of Units                 5,497      1,487        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.783055  14.743839 13.736322  1.500000         --         --         --         --         --       --
   Value at End of Year     14.378685  16.783055 14.743839 13.736322         --         --         --         --         --       --
   No. of Units                34,122     53,842    27,406     7,505         --         --         --         --         --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.718115  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     11.800223  13.718115        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                    16,592      8,158        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                     1,808      1,154        --        --         --         --         --         --         --       --


Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                            --------- ---------- --------- --------- ---------- ---------- ---------- ---------- ---------- --------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.805360  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     14.405039  16.805360        --        --         --         --         --         --         --       --
   Venture 2006 No. of
      Units                       333        283        --        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   Ven 7, 8 No. of Units           --         --    30,839     8,966         --         --         --         --         --       --
   Ven 9 No. of Units           3,696      4,677     3,955     4,949         --         --         --         --         --       --
   No. of Units                47,226     58,360        --        --         --         --         --         --         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.939814  14.829719 13.768228 12.500000         --         --         --         --         --       --
   Value at End of Year     14.564185  16.939814 14.829719 13.768228         --         --         --         --         --       --
   No. of Units                 2,699      2,699     3,847        --         --         --         --         --         --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   Ven 22, 20 No. of Units    101,235     45,634    18,055        --         --         --         --         --         --       --
   Ven 24 No. of Units          5,546      7,208       584        --         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.713100  12.466962        --        --         --         --         --         --         --       --
   Value at End of Year     13.268548  12.713100        --        --         --         --         --         --         --       --
   No. of Units                 4,074      1,116        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.681483  12.454569 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.215601  12.681483 12.454569        --         --         --         --         --         --       --
   No. of Units                 4,353      3,110     1,830        --         --         --         --         --         --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   Ven 9 No. of Units           2,729      1,389        --        --         --         --         --         --         --       --
   No. of Units                27,298      5,636     5,065        --         --         --         --         --         --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.755379  12.483504 12.500000        --         --         --         --         --         --       --
   Value at End of Year     13.339470  12.755379 12.483504        --         --         --         --         --         --       --
   No. of Units                 2,688        784       828        --         --         --         --         --         --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.421012  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     12.462984  13.421012        --        --         --         --         --         --         --       --
   Venture 2006 No. of Units   39,515     14,013        --        --         --         --         --         --         --       --
   Venture 2006 No. of Units    2,149         --        --        --         --         --         --         --         --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.418698  14.684818 14.078764 12.500000         --         --         --         --         --       --
   Value at End of Year     14.282100  15.418698 14.684818 14.078764         --         --         --         --         --       --
   Ven 22, 20 No. of Units    685,540    955,476   942,809   450,684         --         --         --         --         --       --
   Ven 24 No. of Units        186,815    186,501   159,623    55,365         --         --         --         --         --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.336968  14.636151 14.060106 12.500000         --         --         --         --         --       --
   Value at End of Year     14.177845  15.336968 14.636151 14.060106         --         --         --         --         --       --
   No. of Units                11,308     10,656    12,149     7,312         --         --         --         --         --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.389902  12.500000        --        --         --         --         --         --         --       --
   Value at End of Year     12.390386  13.389902        --        --         --         --         --         --         --       --
   No. of Units                 2,850        104        --        --         --         --         --         --         --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.275960  14.599758 14.046138 12.500000         --         --         --         --         --       --
   Value at End of Year     14.100150  15.275960 14.599758 14.046138         --         --         --         --         --       --
   No. of Units                71,839     82,006    68,485    34,607         --         --         --         --         --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.403216 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.421440 13.403216        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    16,175     9,117        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,058        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   15.296266 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.125997 15.296266        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       403       373        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.418698 14.684818 14.078764 12.500000        --        --        --        --        --        --
   Value at End of Year     14.282100 15.418698 14.684818 14.078764        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    52,604    21,316        --        --        --        --        --        --
   Ven 9 No. of Units           3,758     3,321     4,780     1,367        --        --        --        --        --        --
   No. of Units                40,426    55,847        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.418698 14.684818 14.078764 12.500000        --        --        --        --        --        --
   Value at End of Year     14.282100 15.418698 14.684818 14.078764        --        --        --        --        --        --
   No. of Units                    58        58     1,112        40        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.616385 13.202313 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.917035 13.616385 13.202313        --        --        --        --
   Ven 22, 20 No. of Units         --        --        -- 4,068,445   651,047   222,116        --        --        --        --
   Ven 24 No. of Units             --        --        --   557,947   107,334    23,178        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 13.571899 13.185535 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.843773 13.571899 13.185535        --        --        --        --
   No. of Units                    --        --        --   129,079    25,447     2,414        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 13.538653 13.172978 12.500000        --        --        --        --
   Value at End of Year            --        --        -- 13.789102 13.538653 13.172978        --        --        --        --
   No. of Units                    --        --        --   577,436   155,027    67,059        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            --        --        --        --        --        --        --        --        --        --
   No. of Units                    --        --        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        -- 23.179420 22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   Ven 22, 20 No. of Units         --        --        -- 2,451,446 3,247,639 3,830,780 3,473,530 2,375,580 2,009,670 1,881,375
   Ven 24 No. of Units             --        --        --    91,613   114,522   127,432   108,613    55,437    17,160        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- ---------- ---------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        --  14.230025  13.823125 13.053022 12.500000        --        --        --
   Value at End of Year            --        --        --  14.543014  14.230025 13.823125 13.053022        --        --        --
   No. of Units                    --        --        --     46,714     60,153    69,401    34,735        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  15.085667  14.676304 13.879479 13.190998        --        --        --
   Value at End of Year            --        --        --  15.394322  15.085667 14.676304 13.879479        --        --        --
   No. of Units                    --        --        --    325,466    410,764   473,733   222,382        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year          -- 12.500000        --         --         --        --        --        --        --        --
   Value at End of Year            --        --        --         --         --        --        --        --        --        --
   No. of Units                    --        --        --         --         --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  22.635102  21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        --  23.179420  22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   Ven 7, 8 No. of Units           --        --        --  1,528,634  1,881,095 2,349,437 2,530,816 2,848,295 4,323,305 5,973,979
   Ven 9 No. of Units              --        --        --    170,366    219,135   262,580   331,627   315,200   398,119   439,785

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        --  22.635102  21.943927 20.680033 19.585192 18.002047 18.125951 16.607511
   Value at End of Year            --        --        --  23.179420  22.635102 21.943927 20.680033 19.585192 18.002047 18.125951
   No. of Units                    --        --        --    578,546    659,274   729,775   792,313   927,984 1,192,638 1,548,493

DYNAMIC GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.868514 15.449440 13.986908  12.892451  10.125646 12.500000        --        --        --        --
   Value at End of Year     18.159909 16.868514 15.449440  13.986908  12.892451 10.125646        --        --        --        --
   Ven 22, 20 No. of Units    385,097   437,876   485,231    508,649    501,234    49,341        --        --        --        --
   Ven 24 No. of Units         71,449    72,413    86,993     87,810    304,799     4,320        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.712931 15.337510 13.913276  12.850333  10.112748 12.500000        --        --        --        --
   Value at End of Year     17.956261 16.712931 15.337510  13.913276  12.850333 10.112748        --        --        --        --
   No. of Units                26,321    31,261    34,747     34,650     35,685       344        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.597234 15.254134 13.858343  12.818851  10.103094 12.500000        --        --        --        --
   Value at End of Year     17.805095 16.597234 15.254134  13.858343  12.818851 10.103094        --        --        --        --
   No. of Units                55,639    59,088    63,000     77,582     81,895     5,544        --        --        --        --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    5.511946  5.034225  4.541899   4.187368   3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225   4.541899   4.187368  3.290900  4.658653  7.906976        --        --
   Ven 22, 20 No. of Units  5,377,313 7,361,994 9,317,291 10,786,224 12,729,891 8,961,543 9,700,101 7,614,395        --        --
   Ven 24 No. of Units        155,157   176,230   218,119    241,167    304,799   233,914   274,486   241,011        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    7.358155  6.733833  6.087418   5.623506   4.428426  6.281540 12.500000        --        --        --
   Value at End of Year      7.912037  7.358155  6.733833   6.087418   5.623506  4.428426  6.281540        --        --        --
   No. of Units                72,969   110,820   139,870    154,989    185,574    31,566     5,809        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    5.987177  5.487385  4.968047   4.596353   3.624989  5.149629  8.771239        --        --        --
   Value at End of Year      6.428164  5.987177  5.487385   4.968047   4.596353  3.624989  5.149629        --        --        --
   No. of Units               419,395   461,525   571,073    684,192    783,009   338,853   307,765        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    5.511946  5.034225  4.541899   4.187368   3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225   4.541899   4.187368  3.290900  4.658653  7.906976        --        --
   Ven 7, 8 No. of Units      262,947   287,852   474,502    466,885    651,221   480,994   612,926   667,786        --        --
   Ven 9 No. of Units          73,458    55,213   120,031    138,151    220,788   148,177   178,325   183,454        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year    5.511946  5.034225  4.541899  4.187368  3.290900  4.658653  7.906976 12.500000        --        --
   Value at End of Year      5.938792  5.511946  5.034225  4.541899  4.187368  3.290900  4.658653  7.906976        --        --
   No. of Units                56,338    56,644    38,512    42,370    80,967    32,882    25,217    26,242        --        --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   Ven 22, 20 No. of Units    144,527   237,015   167,794    50,560    13,794        --        --        --        --        --
   Ven 24 No. of Units         15,263    23,489    22,133    12,823     8,067        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.651668 17.927174 16.963742 16.164211 12.500000        --        --        --        --        --
   Value at End of Year     20.060612 19.651668 17.927174 16.963742 16.164211        --        --        --        --        --
   No. of Units                 5,794     5,011     1,547       384       357        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.544281 17.855908 16.921582 16.148310 12.500000        --        --        --        --        --
   Value at End of Year     19.920912 19.544281 17.855908 16.921582 16.148310        --        --        --        --        --
   No. of Units                 5,422    16,202     6,102     4,719     1,834        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    21,272        --    16,082        --        --        --        --        --
   Ven 9 No. of Units           2,599     3,866     1,440        --        --        --        --        --        --        --
   No. of Units                10,158    17,604        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   19.795759 18.022627 17.020099 16.185428 12.500000        --        --        --        --        --
   Value at End of Year     20.248389 19.795759 18.022627 17.020099 16.185428        --        --        --        --        --
   No. of Units                   273       220        63       454       371        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.035751 14.921872 14.430921 13.147372  9.558698 12.500000        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872 14.430921 13.147372  9.558698        --        --        --        --
   Ven 22, 20 No. of Units    594,096   720,952   863,633   879,078   824,615   230,726        --        --        --        --
   Ven 24 No. of Units        128,708   142,203   148,075   149,872   103,731    15,125        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.897067 14.813777 14.354982 13.104440  9.546522 12.500000        --        --        --        --
   Value at End of Year     15.808845 14.897067 14.813777 14.354982 13.104440  9.546522        --        --        --        --
   No. of Units                39,001    40,080    54,718    53,241    43,436    12,300        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.793864 14.733197 14.298262 13.072316  9.537399 12.500000        --        --        --        --
   Value at End of Year     15.675664 14.793864 14.733197 14.298262 13.072316  9.537399        --        --        --        --
   No. of Units                67,001    77,557    75,726    78,619    44,947    19,621        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.035751 14.921872 14.430921        --        --        --        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872        --        --        --        --        --        --        --
   Ven 9 No. of Units             234       234       234        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.035751 14.921872 14.430921        --        --        --        --        --        --        --
   Value at End of Year     15.988140 15.035751 14.921872        --        --        --        --        --        --        --
   No. of Units                   169       169       169        --        --        --        --        --        --        --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.704418 19.511954 17.020099 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705 14.574077
   Value at End of Year     20.992283 19.704418 19.511954 17.020099 17.129022 12.431278 17.806889 23.225958 24.610648 14.381705
   Ven 22, 20 No. of Units  2,071,453 2,902,602 3,586,277   119,016 5,238,825 5,473,386 6,129,545 5,651,577 2,674,565 2,112,991
   Ven 24 No. of Units         60,316    80,306    92,675     1,779   115,947   131,999   148,141   140,787    28,218        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    9.955190  9.877649 16.963742  8.706058  6.330985  9.086879 12.500000        --        --        --
   Value at End of Year     10.584542  9.955190  9.877649 16.963742  8.706058  6.330985  9.086879        --        --        --
   No. of Units                44,896    49,054    54,317       454    54,907    48,853    22,330        --        --        --

Venture Prior

                            YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                          12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                         --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year                9.082293  9.025056  16.921582   7.978493   5.810609   8.352524  10.932942         --         --         --
   Value at End of Year   9.641901  9.082293   9.025056  16.921582   7.978493   5.810609   8.352524         --         --         --
   No. of Units            110,634   150,681    161,854      4,653    181,355    175,141    104,648         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               19.704418 19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705  14.574077
   Value at End of Year  20.992283 19.704418  19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705
   Ven 7, 8 No. of Units   212,432   275,421    365,309     14,090    631,865    656,393    758,799  1,027,485    688,247    828,056
   Ven 9 No. of Units       92,518   134,706    168,757        605    247,431    276,174    359,369    430,974    391,438         --

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year               19.704418 19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705  14.574077
   Value at End of Year  20.992283 19.704418  19.511954  17.020099  17.129022  12.431278  17.806889  23.225958  24.610648  14.381705
   No. of Units             14,033    17,953     20,365     25,412     37,522     26,484     39,039     50,267     25,011     28,130

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.771813 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  14.043799 13.771813         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                277,900   121,397         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 38,501     9,075         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               17.458263 14.906785  14.574243  12.896314  10.428974  12.500000         --         --         --         --
   Value at End of Year  17.758370 17.458263  14.906785  14.574243  12.896314  10.428974         --         --         --         --
   Ven 22, 20 No. of
      Units              2,894,629 3,176,778  3,409,793  3,133,404  2,265,670    755,595         --         --         --         --
   Ven 24 No. of Units     812,147   841,497    854,852    694,773    430,625     94,077         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               17.297263 14.798785  14.497538  12.854188  10.415699  12.500000         --         --         --         --
   Value at End of Year  17.559248 17.297263  14.798785  14.497538  12.854188  10.415699         --         --         --         --
   No. of Units            235,551   278,674    245,902    197,925    138,512     39,430         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year               13.739902 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  13.962040 13.739902         --         --         --         --         --         --         --         --
   No. of Units             24,969     7,023         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               17.177495 14.718317  14.440278  12.822685  10.405752  12.500000         --         --         --         --
   Value at End of Year  17.411394 17.177495  14.718317  14.440278  12.822685  10.405752         --         --         --         --
   No. of Units            524,235   572,491    588,478    543,232    422,296    208,253         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year               13.753568 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  13.997031 13.753568         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                141,008    53,618         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 11,020     5,618         --         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year               17.217347 12.500000         --         --         --         --         --         --         --         --
   Value at End of Year  17.460563 17.217347         --         --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                 14,806        --         --         --         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               17.458263 14.906785  14.574243         --         --         --         --         --         --         --
   Value at End of Year  17.758370 17.458263  14.906785         --         --         --         --         --         --         --
   Ven 9 No. of Units          544       544        544         --         --         --         --         --         --         --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 11-02-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               36.085705 30.744750  30.000369  26.499566  21.400057  25.025958  25.057453  22.487758  22.054902  20.479412
   Value at End of Year  36.772192 36.085705  30.744750  30.000369  26.499566  21.400057  25.025958  25.057453  22.487758  22.054902
   Ven 22, 20 No. of
      Units              6,642,910 8,598,074 10,803,082 12,499,064 14,125,438 15,938,821 17,197,487 14,733,796 16,855,400 17,681,389
   Ven 24 No. of Units     182,387   228,524    260,545    294,842    308,987    338,294    344,261    245,151    119,865         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               17.779151 15.177933  14.840003  13.134588  10.628215  12.453924  12.500000         --         --         --
   Value at End of Year  18.080981 17.779151  15.177933  14.840003  13.134588  10.628215  12.453924         --         --         --
   No. of Units            140,914   152,819    168,581    187,771    205,134    233,778    133,710         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.118202 17.200472 16.842700 14.929570 12.098791 14.198434 14.266438        --         --         --
   Value at End of Year     20.428901 20.118202 17.200472 16.842700 14.929570 12.098791 14.198434        --         --         --
   No. of Units               593,967   637,827   710,729   816,827   878,873   937,928   497,735        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453 22.487758  22.054902  20.479412
   Value at End of Year     36.772192 36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453  22.487758  22.054902
   Ven 7, 8 No. of Units    2,558,033 3,110,857 3,712,464 4,340,139 5,058,291 5,802,213 6,035,757 7,510,123 12,270,107 16,782,837
   Ven 9 No. of Units         993,459 1,179,680 1,386,438 1,650,433 1,864,958 2,149,865 2,608,255 2,972,349  3,820,578  4,109,129

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453 22.487758  22.054902  20.479412
   Value at End of Year     36.772192 36.085705 30.744750 30.000369 26.499566 21.400057 25.025958 25.057453  22.487758  22.054902
   No. of Units               118,103   139,951   172,195   188,313   217,391   236,397   302,874   315,202    452,981    583,452

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   14.421130 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.267534 14.421130        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    68,733    27,178        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     7,731     3,941        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.158558 15.824584 14.638053 13.484576 10.250809 12.500000        --        --         --         --
   Value at End of Year     17.581723 19.158558 15.824584 14.638053 13.484576 10.250809        --        --         --         --
   Ven 22, 20 No. of Units    543,766   590,069   550,055   560,302   458,935   140,405        --        --         --         --
   Ven 24 No. of Units         97,962   101,990   101,634   101,308    68,399     5,638        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.981869 15.709928 14.560995 13.440506 10.237755 12.500000        --        --         --         --
   Value at End of Year     17.384575 18.981869 15.709928 14.560995 13.440506 10.237755        --        --         --         --
   No. of Units                27,135    33,702    33,773    33,704    31,261     2,971        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   14.387732 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.190296 14.387732        --        --        --        --        --        --         --         --
   No. of Units                11,520     7,082        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.850460 15.624517 14.503495 13.407583 10.227986 12.500000        --        --         --         --
   Value at End of Year     17.238200 18.850460 15.624517 14.503495 13.407583 10.227986        --        --         --         --
   No. of Units                60,614    68,673    62,037    69,672    56,204    28,212        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   14.402026 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.223323 14.402026        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    46,458    20,886        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     2,896       741        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.894186 12.500000      --        --        --        --          --        --         --         --
   Value at End of Year     17.286880 18.894186      --        --        --        --          --        --         --         --
   Venture 2006 No. of
      Units                     2,636     1,101      --        --        --        --          --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 15.824584        --        --        --        --        --        --         --         --
   Value at End of Year            -- 19.158558        --        --        --        --        --        --         --         --
   No. of Units                    --        78        --        --        --        --        --        --         --         --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000        --         --         --
   Value at End of Year     16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203        --         --         --
   Ven 22, 20 No. of Units    783,943 1,119,991 1,004,231 1,111,707 1,269,986 1,255,734   799,900        --         --         --
   Ven 24 No. of Units         18,283    51,722    30,285    30,060    32,452    29,105    20,462        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.385757 14.348208 13.280604 12.226364  9.300332 11.508706 12.500000        --         --         --
   Value at End of Year     15.941790 17.385757 14.348208 13.280604 12.226364  9.300332 11.508706        --         --         --
   No. of Units                26,767    34,203    46,935    44,311    55,658    59,621    35,321        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR     YEAR      YEAR     YEAR     YEAR
                               ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED    ENDED     ENDED
                              12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01  12/31/00 12/31/99 12/31/98
                            ---------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.238577 14.248023 13.207601 12.177455  9.277011 11.497105 12.500000       --       --       --
   Value at End of Year      15.783013 17.238577 14.248023 13.207601 12.177455  9.277011 11.497105       --       --       --
   No. of Units                 69,285    93,301    96,858   109,141   129,017   129,019    48,896       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000       --       --       --
   Value at End of Year      16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203       --       --       --
   Ven 7, 8 No. of Units        61,154   107,879    74,034    72,407    74,945    54,119    49,914       --       --       --
   Ven 9 No. of Units           26,597    51,897    31,505    51,852    67,850    54,479    66,421       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.584027 14.482924 13.378598 12.291912  9.331532 11.524203 12.500000       --       --       --
   Value at End of Year      16.156064 17.584027 14.482924 13.378598 12.291912  9.331532 11.524203       --       --       --
   No. of Units                  2,259     5,780     3,618     4,497     2,538     1,030     2,486       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      12.012984        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                 17,047,722        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  1,077,236        --        --        --        --        --        --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.992919        --        --        --        --        --        --       --       --       --
   Ven 22, 20 No. of Units   1,581,970        --        --        --        --        --        --       --       --       --
   Ven 24 No. of Units         115,571        --        --        --        --        --        --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.976896        --        --        --        --        --        --       --       --       --
   No. of Units                 81,387        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.984904        --        --        --        --        --        --       --       --       --
   No. of Units                513,377        --        --        --        --        --        --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.964887        --        --        --        --        --        --       --       --       --
   No. of Units                214,748        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.996932        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  6,802,677        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    428,009        --        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.968888        --        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    350,415        --        --        --        --        --        --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000        --        --        --        --        --        --       --       --       --
   Value at End of Year      11.992919        --        --        --        --        --        --       --       --       --
   Ven 9 No. of Units           10,029        --        --        --        --        --        --       --       --       --
   No. of Units                 31,727        --        --        --        --        --        --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.634997 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year      14.000385 13.634997        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                  1,694,582   874,971        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    106,112    22,139        --        --        --        --        --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.922699 15.909335 14.841649 13.505688 10.570024 12.500000        --       --       --       --
   Value at End of Year      18.356774 17.922699 15.909335 14.841649 13.505688 10.570024        --       --       --       --
   Ven 22, 20 No. of Units   3,114,177 3,280,406 2,868,900 2,054,168 1,347,482   419,804        --       --       --       --
   Ven 24 No. of Units         588,265   622,613   531,230   437,675   282,797    87,372        --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- -------- -------- --------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.757431 15.794080 14.763529 13.461572 10.556582 12.500000        --       --       --       --
   Value at End of Year     18.150963 17.757431 15.794080 14.763529 13.461572 10.556582        --       --       --       --
   No. of Units               199,176   196,807   172,364   117,730        --        --        --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.603394 12.500000        --        --        --        --        --      --        --       --
   Value at End of Year     13.918852 13.603394        --        --        --        --        --      --        --       --
   No. of Units                55,943     3,990        --        --        --        --        --      --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.634502 15.708228 14.705246 13.428610 10.546509 12.500000        --       --       --       --
   Value at End of Year     17.998130 17.634502 15.708228 14.705246 13.428610 10.546509        --       --       --       --
   No. of Units               406,769   443,412   429,488   385,620   222,592    99,581        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.616927 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     13.953732 13.616927        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                   694,706   391,049        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                   117,272    66,916        --        --        --        --        --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.675396 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     18.048958 17.675396        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    51,413     4,879        --        --        --        --        --       --       --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year          -- 15.909335        --        --        --        --        --       --       --       --
   Value at End of Year            -- 17.922699        --        --        --        --        --       --       --       --
   No. of Units                    --        78        --        --        --        --        --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.922699 15.909335 14.841649        --        --        --        --       --       --       --
   Value at End of Year     18.356774 17.922699 15.909335        --        --        --        --       --       --       --
   No. of Units                   233       234       234        --        --        --        --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   Ven 22, 20 No. of Units  3,677,218 4,456,709 4,956,132 5,195,638 5,016,819 4,944,472 3,238,959       --       --       --
   Ven 24 No. of Units         65,367    76,960    78,469    73,404    75,103    69,672    29,957       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.241076 14.410762 13.452933 12.227577  9.569509 11.604513 12.500000       --       --       --
   Value at End of Year     16.627567 16.241076 14.410762 13.452933 12.227577  9.569509 11.604513       --       --       --
   No. of Units                89,701   104,332   123,793   129,106        --        --        --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.103534 14.310110 13.378959 12.178644  9.545508 11.592814 12.500000       --        --       --
   Value at End of Year     16.461903 16.103534 14.310110 13.378959 12.178644  9.545508 11.592814       --       --       --
   No. of Units               348,295   390,175   473,551   520,972   531,469   559,715   209,656       --       --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   Ven 7, 8 No. of Units      397,266   423,624   493,187   529,708   511,341   416,445   260,833       --       --       --
   Ven 9 No. of Units          68,627    79,006    90,805   110,276    91,136    75,283    51,189       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.426208 14.546014 13.552160 12.293099  9.601589 11.620125 12.500000       --       --       --
   Value at End of Year     16.850964 16.426208 14.546014 13.552160 12.293099  9.601589 11.620125       --       --       --
   No. of Units                23,018    29,918    29,027    24,546    29,227    21,355       809       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.316577 12.500000        --        --        --        --        --       --       --       --
   Value at End of Year     13.804581 13.316577        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                 1,356,944   640,756        --        --        --        --        --       --       --       --
   Venture 2006 No. of
      Units                    69,351    15,679        --        --        --        --        --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.405210 14.685735 14.057979 12.669816 10.159257 12.500000        --        --       --        --
   Value at End of Year     16.963701 16.405210 14.685735 14.057979 12.669816 10.159257        --        --       --        --
   Ven 22, 20 No. of Units  1,635,289 1,645,204 1,361,652   573,222   231,726    25,179        --        --       --        --
   Ven 24 No. of Units        211,829   251,316   133,595    56,574    16,384     2,183        --        --       --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.253917 14.579339 13.983996 12.628426 10.146318 12.500000        --        --       --        --
   Value at End of Year     16.773501 16.253917 14.579339 13.983996 12.628426 10.146318        --        --       --        --
   No. of Units                46,968    49,962    53,296    30,366     6,037     1,458        --        --       --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.285710 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.724203 13.285710        --        --        --        --        --        --        --       --
   No. of Units                39,058     2,739        --        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.141369 14.500051 13.928749 12.597473 10.136635 12.500000        --        --        --       --
   Value at End of Year     16.632255 16.141369 14.500051 13.928749 12.597473 10.136635        --        --        --       --
   No. of Units               138,712   139,185   117,941    90,608    20,881    11,718        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.298938 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.758591 13.298938        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                   421,113   256,001        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    86,720    49,765        --        --        --        --        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.178779 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     16.679186 16.178779        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    26,699     3,942        --        --        --        --        --        --        --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   Ven 22, 20 No. of Units  1,840,616 2,489,104 2,648,217 2,637,119 2,533,934 3,184,540 3,545,932 2,080,534        --       --
   Ven 24 No. of Units         48,968    65,814    71,315    75,953    83,497    77,559    93,268    59,879        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   12.594293 11.274461 10.786548  9.723071  7.814676 10.340578 12.500000        --        --       --
   Value at End of Year     13.029362 12.594293 11.274461 10.786548  9.723071  7.814676 10.340578        --        --       --
   No. of Units                30,308    35,442    36,981    45,603    45,068    49,734    27,818        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.539200 11.241951 10.771542  9.724144  7.827267 10.372818 12.188577        --        --       --
   Value at End of Year     12.952812 12.539200 11.241951 10.771542  9.724144  7.827267 10.372818        --        --       --
   No. of Units                50,612    63,223    57,018    65,800    69,067    64,138    49,776        --        --       --

Ven 9, 8, 7 Contracts with no Optional Riders
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   Ven 7, 8 No. of Units      101,871   119,395   135,911   124,364    75,274    84,162    72,009    55,951        --       --
   Ven 9 No. of Units          45,525    55,511    86,572    91,321   197,091   112,271    94,933    22,537        --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936 12.500000        --       --
   Value at End of Year     13.058251 12.596865 11.254301 10.745803  9.666928  7.754044 10.239810 11.989936        --       --
   No. of Units                 1,361     1,877     1,878     6,009     5,158     2,734     5,819     4,235        --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.686593 12.500000        --        --        --        --        --        --        --       --
   Value at End of Year     13.713119 12.686593        --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                 1,080,682   547,568        --        --        --        --        --        --        --       --
   Venture 2006 No. of Units   66,427    14,348        --        --        --        --        --        --        --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.837870 16.250949 17.654114 16.265672 14.322611 12.500000        --        --        --       --
   Value at End of Year     18.154619 16.837870 16.250949 17.654114 16.265672 14.322611        --        --        --       --
   Ven 22, 20 No. of Units  1,694,734 1,825,220 1,550,136 1,085,071   594,712   154,273        --        --        --       --
   Ven 24 No. of Units        253,980   257,709   191,875   142,486   102,131    17,778        --        --        --       --

Venture Prior

                               YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED
                             12/31/07  12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.682596 16.133241  17.561257 16.212589 14.304439 12.500000        --        --         --         --
   Value at End of Year     17.951077 16.682596  16.133241 17.561257 16.212589 14.304439        --        --         --         --
   No. of Units                55,460    62,723     69,752    57,003    30,884     7,537        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.657184 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     13.633287 12.657184         --        --        --        --        --        --         --         --
   No. of Units                35,427     3,668         --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.567109 16.045535  17.491941 16.172895 14.290823 12.500000        --        --         --         --
   Value at End of Year     17.799951 16.567109  16.045535 17.491941 16.172895 14.290823        --        --         --         --
   No. of Units               213,457   224,426    210,680   177,235   126,576    73,987        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.669780 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     13.667440 12.669780         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   384,087   227,474         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    86,269    41,620         --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.605512 12.500000         --        --        --        --        --        --         --         --
   Value at End of Year     17.850183 16.605512         --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    32,387     3,333         --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.837870 16.250949  17.654114        --        --        --        --        --         --         --
   Value at End of Year     18.154619 16.837870  16.250949        --        --        --        --        --         --         --
   Ven 9 No. of Units           1,219     1,271      1,324        --        --        --        --        --         --         --
   No. of Units                17,217    17,218         --        --        --        --        --        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.837870 16.250949  17.654114        --        --        --        --        --         --         --
   Value at End of Year     18.154619 16.837870  16.250949        --        --        --        --        --         --         --
   No. of Units                   287       287        288        --        --        --        --        --         --         --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   Ven 22, 20 No. of Units  1,285,665 1,411,185  1,769,002 2,031,568 2,317,481 2,458,560 1,519,001 1,896,073  1,901,881  1,978,710
   Ven 24 No. of Units         20,562    27,268     31,085    35,451    38,099    49,164    27,425    21,354      6,544         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.306556 16.704718  18.161547 16.740365 14.740820 12.469302 12.500000        --         --         --
   Value at End of Year     18.670962 17.306556  16.704718 18.161547 16.740365 14.740820 12.469302        --         --         --
   No. of Units                21,140    21,317     13,319    13,675    14,044     9,109     1,407        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.514287 16.930541  18.434631 17.017639 15.007467 12.713906 12.871966        --         --         --
   Value at End of Year     18.866598 17.514287  16.930541 18.434631 17.017639 15.007467 12.713906        --         --         --
   No. of Units                92,299    99,913    102,238    94,079    92,810   116,859    32,769        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   Ven 7, 8 No. of Units      697,641   817,594  1,020,803 1,199,088 1,423,804 1,691,185 1,797,052 2,367,669  3,930,738  5,605,409
   Ven 9 No. of Units          96,827   118,108    136,559   151,168   188,785   260,796   198,513   266,250    337,556    411,434

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   27.354419 26.350560  28.591497 26.301362 23.113561 19.512793 19.685989 19.632749  21.333144  20.104158
   Value at End of Year     29.570359 27.354419  26.350560 28.591497 26.301362 23.113561 19.512793 19.685989  19.632749  21.333144
   No. of Units                66,537    82,086    113,908   116,008   128,081   142,880   142,190   182,642    243,349    315,284

GLOBAL TRUST (FORMERLY, GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.905547 15.963498  14.649783 12.971433 10.339112 12.500000        --        --         --         --
   Value at End of Year     18.845385 18.905547  15.963498 14.649783 12.971433 10.339112        --        --         --         --
   Ven 22, 20 No. of Units    349,718   418,579    391,497   319,704   276,345   124,634        --        --         --         --
   Ven 24 No. of Units        137,258   131,161    129,923    84,399    36,341     6,453        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED      ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.731234  15.847876 14.572703 12.929075 10.325957 12.500000        --        --         --         --
   Value at End of Year     18.634126  18.731234 15.847876 14.572703 12.929075 10.325957        --        --         --         --
   No. of Units                21,670     26,659    20,840    15,321    10,443     4,027        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.601523  15.761684 14.515144 12.897371 10.316092 12.500000        --        --         --         --
   Value at End of Year     18.477197  18.601523 15.761684 14.515144 12.897371 10.316092        --        --         --         --
   No. of Units                42,856     45,776    38,051    28,189    23,117    15,985        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.905547  15.963498        --        --        --        --        --        --         --         --
   Value at End of Year     18.845385  18.905547        --        --        --        --        --        --         --         --
   Ven 9 No. of Units             256        263        --        --        --        --        --        --         --         --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   Ven 22, 20 No. of Units  2,348,892  3,061,952 3,751,710 4,485,840 5,323,468 6,384,424 7,778,987 8,561,314 10,151,138 10,635,908
   Ven 24 No. of Units         35,965     45,710    51,530    54,725    64,511    76,424    84,032    88,244     38,004         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.312090  12.930563 11.866384 10.507840  8.376938 10.523033 12.500000        --         --         --
   Value at End of Year     15.269214  15.312090 12.930563 11.866384 10.507840  8.376938 10.523033        --         --         --
   No. of Units                50,079     26,864    16,292    33,259    32,345    36,248    18,272        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.138760  13.649055 12.544497 11.125022  8.882263 11.174588 13.554144        --         --         --
   Value at End of Year     16.069322  16.138760 13.649055 12.544497 11.125022  8.882263 11.174588        --         --         --
   No. of Units                89,238    106,382   118,238   131,827   133,988   153,605    80,490        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   Ven 7, 8 No. of Units    2,595,108  3,053,885 3,623,470 4,210,273 5,051,786 6,233,457 7,508,544 9,475,759 14,642,124 20,395,045
   Ven 9 No. of Units         453,972    561,268   654,283   887,563 1,005,033 1,198,999 1,463,631 1,763,567  2,118,413  2,205,244

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   33.140130  27.930013 25.580338 22.606366 17.985999 22.548612 27.253960 24.633827  24.098970  21.770913
   Value at End of Year     33.113872  33.140130 27.930013 25.580338 22.606366 17.985999 22.548612 27.253960  24.633827  24.098970
   No. of Units               185,999    210,759   259,931   294,194   339,861   386,600   488,110   604,737    919,791  1,219,962

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES
(units first credited 8-04-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   Ven 22, 20 No. of Units         --         --        --     5,641     6,320        --        --        --         --         --
   Ven 24 No. of Units             --         --        --       932        --        --        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --         --        -- 13.918025 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.943699 13.918025        --        --        --         --         --
   No. of Units                    --         --        --        --       876        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --         --        -- 13.909520 13.389007        --        --        --         --         --
   Value at End of Year            --         --        -- 13.914235 13.909520        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   Ven 9 No. of Units              --         --        --        82        --        --        --        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --         --        -- 13.929376 12.500000        --        --        --         --         --
   Value at End of Year            --         --        -- 13.983093 13.929376        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.395016  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.550922  13.395016        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    58,456     21,519        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     3,321      4,808        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.123701  17.928360 16.170972 14.254961 10.636160 12.500000        --        --         --         --
   Value at End of Year     22.145917  19.123701 17.928360 16.170972 14.254961 10.636160        --        --         --         --
   Ven 22, 20 No. of Units    756,740    894,413   937,529   997,397   717,698   167,483        --        --         --         --
   Ven 24 No. of Units        164,396    166,848   155,541   154,419    81,653     8,334        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.947299  17.798466 16.085865 14.208412 10.622622 12.500000        --        --         --         --
   Value at End of Year     21.897565  18.947299 17.798466 16.085865 14.208412 10.622622        --        --         --         --
   No. of Units                44,177     59,787    65,358    60,559    65,780    12,026        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.363967  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.460388  13.363967        --        --        --        --        --        --         --         --
   No. of Units                10,930      2,854        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.816077  17.701664 16.022313 14.173571 10.612467 12.500000        --        --         --         --
   Value at End of Year     21.713153  18.816077 17.701664 16.022313 14.173571 10.612467        --        --         --         --
   No. of Units                81,693     84,331    86,059    93,780    65,279    33,548        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.377272  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     15.499135  13.377272        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    44,058     22,924        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     3,448        166        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.859710  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     21.774442  18.859710        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     5,233      1,006        --        --        --        --        --        --         --         --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   Ven 22, 20 No. of Units  1,511,682  1,656,069 2,035,325 2,232,141 2,237,109 1,881,548 1,547,290        --         --         --
   Ven 24 No. of Units         53,908     46,881    46,557    54,947    57,651    59,439    40,823        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.251981  16.175065 14.590517 12.857956  9.591443 13.395250 12.500000        --         --         --
   Value at End of Year     19.977383  17.251981 16.175065 14.590517 12.857956  9.591443 13.395250        --         --         --
   No. of Units                63,365     82,986    81,965    83,245    96,900    92,595    38,218        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.105855  16.062084 14.510292 12.806521  9.567392 13.381761 12.500000        --         --         --
   Value at End of Year     19.778328  17.105855 16.062084 14.510292 12.806521  9.567392 13.381761        --         --         --
   No. of Units               108,392    132,969   153,048   195,136   203,143   195,515    78,979        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   Ven 7, 8 No. of Units      128,060    141,728   181,895   233,957   205,343   132,889   112,770        --         --         --
   Ven 9 No. of Units          42,101     48,468    39,136    41,759    54,245    35,305    45,401        --         --         --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.448755  16.326945 14.698179 12.926890  9.623619 13.413253 12.500000        --         --         --
   Value at End of Year     20.245878  17.448755 16.326945 14.698179 12.926890  9.623619 13.413253        --         --         --
   No. of Units                18,177     18,820    19,916    21,721    12,217     6,381     4,660        --         --         --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.555395         --        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     4,180         --        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                       765         --        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       ENDED
                             12/31/07   12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- ---------- --------- --------- --------- --------- --------- --------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.536086         --        --        --        --        --        --        --         --         --
   Ven 22, 20 No. of Units     10,699         --        --        --        --        --        --        --         --         --
   Ven 24 No. of Units          5,340         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.528373         --        --        --        --        --        --        --         --         --
   No. of Units                   104         --        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.509109         --        --        --        --        --        --        --         --         --
   No. of Units                12,043         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.539939         --        --        --        --        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.512965         --        --        --        --        --        --        --         --         --
   No. of Units                    --         --        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   12.500000         --        --        --        --        --        --        --         --         --
   Value at End of Year     11.536086         --        --        --        --        --        --        --         --         --
   No. of Units                 2,830         --        --        --        --        --        --        --         --         --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.273444  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.299569  13.273444        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    84,423     31,537        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     7,447         --        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.424678  16.028671 15.695609 14.359708 11.724791 12.500000        --        --         --         --
   Value at End of Year     17.415154  17.424678 16.028671 15.695609 14.359708 11.724791        --        --         --         --
   Ven 22, 20 No. of Units    725,885    957,806 1,012,355 1,166,184   959,895   146,256        --        --         --         --
   Ven 24 No. of Units        133,595    143,870   163,667   164,206   135,938    16,234        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.264001  15.912567 15.613037 14.312819 11.709887 12.500000        --        --         --         --
   Value at End of Year     17.219907  17.264001 15.912567 15.613037 14.312819 11.709887        --        --         --         --
   No. of Units                78,176     87,218    76,759    84,070    69,559    19,757        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.242686  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.222152  13.242686        --        --        --        --        --        --         --         --
   No. of Units                12,492      1,413        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.144483  15.826048 15.551396 14.277775 11.698735 12.500000        --        --         --         --
   Value at End of Year     17.074920  17.144483 15.826048 15.551396 14.277775 11.698735        --        --         --         --
   No. of Units               218,347    337,634   356,539   386,544   401,907    43,415        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.255866  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.255279  13.255866        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                    22,486     18,011        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     5,538         --        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.184243  12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     17.123127  17.184243        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                     9,230        111        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.424678  16.028671        --        --        --        --        --        --         --         --
   Value at End of Year     17.415154  17.424678        --        --        --        --        --        --         --         --
   Ven 9 No. of Units             462        474        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   Ven 22, 20 No. of Units  2,042,724 3,037,934 4,009,948 5,577,439 6,913,897 5,310,364 6,162,712 4,290,253 4,533,792 4,037,169
   Ven 24 No. of Units         53,483    71,015    88,258   119,909   164,300   108,798   107,850    77,834    26,298        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.850676 13.672164 13.396712 12.257492 10.008436 10.920556 12.500000        --        --        --
   Value at End of Year     14.852755 14.850676 13.672164 13.396712 12.257492 10.008436 10.920556        --        --        --
   No. of Units                40,633    56,075    65,233   116,268   114,270    67,191    25,771        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.440385 13.314332 13.065633 11.972562  9.790451 10.698741 11.519841        --        --        --
   Value at End of Year     14.420639 14.440385 13.314332 13.065633 11.972562  9.790451 10.698741        --        --        --
   No. of Units               238,265   341,252   375,652   462,419   775,551   369,742   218,398        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   Ven 7, 8 No. of Units      319,461   449,902   579,810   756,293   931,712   788,407   773,765   803,920 1,396,640 1,645,568
   Ven 9 No. of Units          95,533   141,083   199,413   269,177   402,143   344,031   437,320   450,763   548,706   531,010

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376 13.890491
   Value at End of Year     17.267500 17.230410 15.831453 15.481606 14.136722 11.519811 12.544550 13.459828 14.993652 14.078376
   No. of Units                19,735    21,121    23,203    36,255    38,235    27,627    33,145    26,668   117,307   114,881

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.999381 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.966539 12.999381        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    78,854    18,146        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,070     1,384        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.848853 14.823731 14.318484 13.518115 10.855096 12.500000        --        --        --        --
   Value at End of Year     15.769132 15.848853 14.823731 14.318484 13.518115 10.855096        --        --        --        --
   Ven 22, 20 No. of Units  1,217,948 1,264,132 1,411,709 1,611,555 1,122,179   307,039        --        --        --        --
   Ven 24 No. of Units        223,558   229,820   232,914   227,133   151,378    21,089        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.702709 14.716356 14.243132 13.473973 10.841289 12.500000        --        --        --        --
   Value at End of Year     15.592334 15.702709 14.716356 14.243132 13.473973 10.841289        --        --        --        --
   No. of Units                51,490    54,995    85,760    81,659    41,867     8,185        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.969254 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.891053 12.969254        --        --        --        --        --        --        --        --
   No. of Units                 2,162     1,912        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.593967 14.636323 14.186875 13.440953 10.830938 12.500000        --        --        --        --
   Value at End of Year     15.461015 15.593967 14.636323 14.186875 13.440953 10.830938        --        --        --        --
   No. of Units               115,743   136,237   148,866   155,735   101,086    42,937        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.982154 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.923346 12.982154        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    30,736    14,667        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       776        --        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   15.626464 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.504641 15.630104        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,143        --        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.848853 14.823731 14.318484        --        --        --        --        --        --        --
   Value at End of Year     15.769132 15.848853 14.823731        --        --        --        --        --        --        --
   Ven 9 No. of Units             489       489       489        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR
                              ENDED      ENDED     ENDED    ENDED     ENDED     ENDED     ENDED     ENDED      ENDED      ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99   12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- ---------- ----------
INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-03-1989)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   Ven 22, 20 No. of Units  2,953,821 3,849,843 4,957,736 6,461,742 6,144,739 6,526,842 6,493,090 5,530,667  6,288,702  4,509,114
   Ven 24 No. of Units         61,771    78,288    96,775   104,442    83,521    94,535    89,882    62,605     34,371         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.544411 13.600186 13.133348 12.398458  9.960340 12.039038 12.500000        --         --         --
   Value at End of Year     14.471187 14.544411 13.600186 13.133348 12.398458  9.960340 12.039038        --         --         --
   No. of Units                49,800    60,642    88,052    94,628    93,675    71,220    37,191        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.122379 14.161791 13.696136 12.949206 10.418378 12.611582 12.710793        --         --         --
   Value at End of Year     15.023572 15.122379 14.161791 13.696136 12.949206 10.418378 12.611582        --         --         --
   No. of Units               239,882   288,848   309,952   396,316   290,586   276,653   146,530        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   Ven 7, 8 No. of Units    3,044,167 3,594,256 4,335,775 5,218,459 6,012,536 6,781,403 8,048,262 9,704,729 13,822,032 17,110,188
   Ven 9 No. of Units         362,806   432,831   531,460   652,614   680,402   761,612   908,692 1,009,134  1,258,137  1,300,435

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542 22.230152  20.742457  18.276161
   Value at End of Year     27.865574 27.950305 26.083691 25.138132 23.683960 18.988592 22.905535 23.004542  22.230152  20.742457
   No. of Units             1,145,970 1,313,479 1,602,821 1,833,533 2,056,984 2,335,405 2,776,671 3,226,275  3,981,001  4,737,002

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.236927 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.942285 13.236927        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                 4,059,033   998,348        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   396,385    41,787        --        --        --        --        --        --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.521032 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.205782 13.521032        --        --        --        --        --        --         --         --
   Ven 22, 20 No. of Units    391,182   258,520        --        --        --        --        --        --         --         --
   Ven 24 No. of Units        108,703    82,924        --        --        --        --        --        --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.497418 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.152488 13.497418        --        --        --        --        --        --         --         --
   No. of Units                37,332     6,902        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.206234 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.861098 13.206234        --        --        --        --        --        --         --         --
   No. of Units               115,713    23,088        --        --        --        --        --        --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.479737 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.112650 13.479737        --        --        --        --        --        --         --         --
   No. of Units                66,138    49,759        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.219378 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     13.895841 13.219378        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   850,317   187,147        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   273,308    96,196        --        --        --        --        --        --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   13.485621 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.125913 13.485621        --        --        --        --        --        --         --         --
   Venture 2006 No. of
      Units                   232,199    81,623        --        --        --        --        --        --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.521032 12.500000        --        --        --        --        --        --         --         --
   Value at End of Year     14.205782 13.521032        --        --        --        --        --        --         --         --
   Ven 9 No. of Units           7,346     6,128        --        --        --        --        --        --         --         --
   No. of Units                 2,522       582        --        --        --        --        --        --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          -- 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year            -- 13.521032        --        --        --        --        --        --        --        --
   No. of Units                    --       549        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.352482 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.668613 13.352482        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   126,951    54,840        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     2,204       215        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   19.858405 16.159479 14.162481 12.450972  9.693467 12.500000        --        --        --        --
   Value at End of Year     21.761066 19.858405 16.159479 14.162481 12.450972  9.693467        --        --        --        --
   Ven 22, 20 No. of Units    361,585   397,234   347,173   306,708   253,182   141,371        --        --        --        --
   Ven 24 No. of Units         46,259    51,083    43,542    37,104   115,127    14,269        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   19.675267 16.042404 14.087926 12.410284  9.681116 12.500000        --        --        --        --
   Value at End of Year     21.517079 19.675267 16.042404 14.087926 12.410284  9.681116        --        --        --        --
   No. of Units                37,096    38,286    17,339    10,444    11,252     6,994        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.321517 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.583198 13.321517        --        --        --        --        --        --        --        --
   No. of Units                 3,176     3,240        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.539027 15.955163 14.032279 12.379856  9.671864 12.500000        --        --        --        --
   Value at End of Year     21.335893 19.539027 15.955163 14.032279 12.379856  9.671864        --        --        --        --
   No. of Units                30,589    31,568    23,870    18,256    16,480    12,367        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.334784 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.619754 13.334784        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    42,182     8,742        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   19.584336 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     21.396118 19.584336        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,585     1,950        --        --        --        --        --        --        --        --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   Ven 22, 20 No. of Units  1,900,598 2,613,058 2,993,535 3,604,794 4,239,580 4,752,635 5,157,402 4,886,121 2,720,915 1,991,503
   Ven 24 No. of Units         53,028    81,620    90,025    87,592   115,127   131,618   137,508   124,426    21,852        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.231570 12.403968 10.870422  9.556168  7.453649  9.671494 12.500000        --        --        --
   Value at End of Year     16.700244 15.231570 12.403968 10.870422  9.556168  7.453649  9.671494        --        --        --
   No. of Units                26,764    30,817    27,531    28,242    29,884    28,226    17,865        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.499637 11.010008  9.663241  8.507707  6.645829  8.636273 11.202883        --        --        --
   Value at End of Year     14.779017 13.499637 11.010008  9.663241  8.507707  6.645829  8.636273        --        --        --
   No. of Units                92,642    97,328   105,693   104,062   115,842   126,008    69,101        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   Ven 7, 8 No. of Units      271,411   340,241   382,173   460,301   511,387   623,352   692,219   934,113   894,041   904,709
   Ven 9 No. of Units          71,868   103,662   102,266   120,901   147,049   183,541   222,009   294,511   235,698   203,765

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171 12.652231
   Value at End of Year     20.398467 18.567202 15.090269 13.198278 11.579330  9.013656 11.672280 15.087850 18.338932 14.337171
   No. of Units                22,384    24,400    31,628    33,039    34,425    35,011    43,113    52,245    47,274    63,240

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.764096 16.809895 14.645623 12.500000        --        --        --        --        --        --
   Value at End of Year     23.578382 20.764096 16.809895 14.645623        --        --        --        --        --        --
   Ven 22, 20 No. of Units    410,234   499,597   434,601   262,855        --        --        --        --        --        --
   Ven 24 No. of Units         58,578    80,323    73,564    72,367        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   20.654101 16.754211 14.626224 12.500000        --        --        --        --        --        --
   Value at End of Year     23.406385 20.654101 16.754211 14.626224        --        --        --        --        --        --
   No. of Units                13,051    13,945    19,978    20,759        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.571958 16.712550 14.611687 12.500000        --        --        --        --        --        --
   Value at End of Year     23.278165 20.571958 16.712550 14.611687        --        --        --        --        --        --
   No. of Units                31,194    34,777    26,557    20,559        --        --        --        --        --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   Ven 22, 20 No. of Units    608,303 1,105,267   825,452   712,758        --        --        --        --        --        --
   Ven 24 No. of Units          8,131    12,070     7,361    21,750        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   20.763624 16.812786 14.649519 12.500000        --        --        --        --        --        --
   Value at End of Year     23.583557 20.763624 16.812786 14.649519        --        --        --        --        --        --
   No. of Units                 4,398     8,661    12,560    13,186        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.681056 16.770985 14.634965 12.500000        --        --        --        --        --        --
   Value at End of Year     23.454392 20.681056 16.770985 14.634965        --        --        --        --        --        --
   No. of Units                50,431    32,451    31,610    24,373        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   Ven 7, 8 No. of Units       92,127   153,271    81,627    75,228        --        --        --        --        --        --
   Ven 9 No. of Units          20,198    30,953    21,492    19,292        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.874233 16.868674 14.668950 12.500000        --        --        --        --        --        --
   Value at End of Year     23.756895 20.874233 16.868674 14.668950        --        --        --        --        --        --
   No. of Units                 1,849     2,427     2,537       696        --        --        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.345083 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.799451 13.345083        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   185,283    85,722        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,765       550        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  1,046,579   715,353   225,062        --        --        --        --        --        --        --
   Ven 24 No. of Units         88,037    61,858    26,672        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.713885 15.346601 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.055680 18.713885 15.346601        --        --        --        --        --        --        --
   No. of Units                23,716    15,596     8,548        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.314140 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.707465 13.314140        --        --        --        --        --        --        --        --
   No. of Units                16,584       674        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.667360 15.331369 12.500000        --        --        --        --        --        --        --
   Value at End of Year     21.967707 18.667360 15.331369        --        --        --        --        --        --        --
   No. of Units                38,196    27,573       745        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.327395 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.746817 13.327395        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    74,946    20,875        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,886     1,220        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   18.682835 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     21.996964 18.682835        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     8,361     4,067        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --    18,782        --        --        --        --        --        --        --
   Ven 9 No. of Units          40,747    21,421     2,524        --        --        --        --        --        --        --
   No. of Units               149,466    77,447        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.776059 15.366928 12.500000        --        --        --        --        --        --        --
   Value at End of Year     22.173480 18.776059 15.366928        --        --        --        --        --        --        --
   No. of Units                 6,285     4,574       465        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.612533 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.787844 13.612533        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   159,794    43,409        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    13,986     5,907        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.506885 19.483328 17.981703 15.087440  9.888129 12.500000        --        --        --        --
   Value at End of Year     26.556018 24.506885 19.483328 17.981703 15.087440  9.888129        --        --        --        --
   Ven 22, 20 No. of Units    580,920   542,985   497,180   402,232   260,105    58,684        --        --        --        --
   Ven 24 No. of Units         91,104    98,226    84,945    81,455    54,188     4,073        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.280982 19.342259 17.887126 15.038195  9.875544 12.500000        --        --        --        --
   Value at End of Year     26.258387 24.280982 19.342259 17.887126 15.038195  9.875544        --        --        --        --
   No. of Units                34,389    34,730    29,986    26,711    10,062        22        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   13.580967 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.701743 13.580967        --        --        --        --        --        --        --        --
   No. of Units                23,398     5,175        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.112910 19.237114 17.816506 15.001355  9.866121 12.500000        --        --        --        --
   Value at End of Year     26.037340 24.112910 19.237114 17.816506 15.001355  9.866121        --        --        --        --
   No. of Units                79,070    74,766    64,292    56,129    31,044     4,421        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.594482 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     14.738582 13.594482        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    64,818    15,028        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                       791       431        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   24.168787 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     26.110792 24.168787        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     5,537       720        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-04-1996)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.222995 20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995 20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   Ven 22, 20 No. of Units  2,136,007 2,858,335 3,212,329 3,854,614 4,119,428 4,431,773 5,556,099 6,624,074 3,694,429 3,809,919
   Ven 24 No. of Units         57,621    81,042    91,399   108,039   124,815   121,855   142,852   163,214    32,991        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.629649 14.024570 12.942439 10.863371  7.124165  8.693187 12.500000        --        --        --
   Value at End of Year     19.106381 17.629649 14.024570 12.942439 10.863371  7.124165  8.693187        --        --        --
   No. of Units                 6,938     7,759    15,170    14,126    11,664    27,216    14,996        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.667782 10.889133  10.063969  8.460002  5.556362  6.790288 10.030446        --        --        --
   Value at End of Year     14.790338 13.667782  10.889133 10.063969  8.460002  5.556362  6.790288        --        --        --
   No. of Units               104,717   111,456     70,975    78,817    57,627    73,516    35,068        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.222995 20.819100  19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995  20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   Ven 7, 8 No. of Units      436,893   516,998    592,177   720,523   901,956   971,225 1,223,014 1,699,495 1,646,930 2,292,631
   Ven 9 No. of Units         133,966   159,245    183,867   250,280   279,919   327,294   429,139   582,581   665,833   605,535

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.222995 20.819100  19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077 13.410016
   Value at End of Year     28.476730 26.222995  20.819100 19.174442 16.062039 10.512423 12.802022 18.844170 26.974754 14.792077
   No. of Units                45,577    49,338     50,069    50,847    44,025    52,555    79,471   107,386   111,479   114,167

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   14.133263 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.278248 14.133263         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   233,718    90,118         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    28,395    11,494         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   23.162256 18.169409  16.702962 13.955892  9.792779 12.500000        --        --        --        --
   Value at End of Year     24.975865 23.162256  18.169409 16.702962 13.955892  9.792779        --        --        --        --
   Ven 22, 20 No. of Units  1,943,475 2,167,099  2,256,168 1,700,324 1,148,752   327,703        --        --        --        --
   Ven 24 No. of Units        400,334   409,176    405,505   307,005   208,885    56,165        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   22.948700 18.037802  16.615070 13.910309  9.780303 12.500000        --        --        --        --
   Value at End of Year     24.695889 22.948700  18.037802 16.615070 13.910309  9.780303        --        --        --        --
   No. of Units                86,866    85,508     95,980    82,027    57,785    15,357        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   14.100494 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.189296 14.100494         --        --        --        --        --        --        --        --
   No. of Units                16,482    10,629         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   22.789826 17.939725  16.549456 13.876213  9.770965 12.500000        --        --        --        --
   Value at End of Year     24.487969 22.789826  17.939725 16.549456 13.876213  9.770965        --        --        --        --
   No. of Units               218,756   238,496    224,574   165,748   122,136    40,129        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   14.114523 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     15.227344 14.114523         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   139,267    50,840         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     6,644     2,094         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   22.842673 12.500000         --        --        --        --        --        --        --        --
   Value at End of Year     24.557093 22.842673         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     6,226       126         --        --        --        --        --        --        --        --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.699720 15.921898  14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 17.699720  15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   Ven 22, 20 No. of Units  6,793,308 9,460,500 11,443,905 6,019,390 5,660,590 4,976,529 3,705,188 2,392,567 1,141,789        --
   Ven 24 No. of Units        173,479   253,166    277,116   152,159   141,215   134,249   118,613   106,685    29,546        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.284163 16.688632  15.340055 12.824929  8.995998 11.125714 12.500000        --        --        --
   Value at End of Year     22.939898 21.284163  16.688632 15.340055 12.824929  8.995998 11.125714        --        --        --
   No. of Units                43,824    51,475     52,740    39,528    40,172    31,634    12,478        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   19.934114 15.653467  14.410076 12.065552  8.476026 10.498425 11.868508        --        --        --
   Value at End of Year     21.452462 19.934114  15.653467 14.410076 12.065552  8.476026 10.498425        --        --        --
   No. of Units               233,542   248,095    249,794   179,529   160,669   169,982    61,427        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   Ven 7, 8 No. of Units    1,312,662 1,649,747 1,942,571   818,877   777,825   641,815   322,313   313,577   254,248        --
   Ven 9 No. of Units         365,047   433,872   502,090    90,708    86,610    51,807    35,446    26,032    17,704        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110 12.500000        --
   Value at End of Year     21.973763 20.346806 15.921898 14.606124 12.186877  8.531381 10.529997 11.862293 12.860110        --
   No. of Units               101,488   128,372   128,242    65,351    53,822    42,061    26,240    28,567    17,620        --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.020306 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.632544 13.020306        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 1,085,665   617,566        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    84,008    38,310        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.943667 14.661107 14.572100 14.121535 13.354011 12.500000        --        --        --        --
   Value at End of Year     15.607077 14.943667 14.661107 14.572100 14.121535 13.354011        --        --        --        --
   Ven 22, 20 No. of Units  1,368,134 1,534,794 1,084,887   576,334   550,260   210,622        --        --        --        --
   Ven 24 No. of Units        427,661   434,318   265,303   133,222   125,177    36,633        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.805861 14.554897 14.495417 14.075410 13.337047 12.500000        --        --        --        --
   Value at End of Year     15.432100 14.805861 14.554897 14.495417 14.075410 13.337047        --        --        --        --
   No. of Units                59,114    65,616    70,620    45,212    42,161    18,928        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.990125 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.553168 12.990125        --        --        --        --        --        --        --        --
   No. of Units                60,509    22,535        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.703313 14.475739 14.438164 14.040925 13.324346 12.500000        --        --        --        --
   Value at End of Year     15.302123 14.703313 14.475739 14.438164 14.040925 13.324346        --        --        --        --
   No. of Units               295,179   325,099   310,169   233,080   224,879   127,399        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   13.003047 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.587125 13.003047        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   212,072   123,066        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    78,352    43,220        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   14.737426 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     15.345332 14.737426        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,648     8,702        --        --        --        --        --        --        --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 11-02-1992)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   Ven 22, 20 No. of Units  1,786,176 2,114,929 2,785,575 3,452,167 4,487,132 5,802,487 5,973,613 4,946,283 5,067,424 4,131,505
   Ven 24 No. of Units         57,008    79,663    89,022   117,518   146,542   183,549   148,463    75,588    19,293        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.835689 15.536130 15.436734 14.966330 14.170286 13.097442 12.500000        --        --        --
   Value at End of Year     16.550214 15.835689 15.536130 15.436734 14.966330 14.170286 13.097442        --        --        --
   No. of Units                16,691    15,774    26,357    41,819    50,093    73,888    28,956        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.521498 16.233223 16.153504 15.684843 14.872861 13.767444 13.054821        --        --        --
   Value at End of Year     17.240954 16.521498 16.233223 16.153504 15.684843 14.872861 13.767444        --        --        --
   No. of Units               240,726   285,181   321,428   370,957   413,892   520,989   262,326        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   Ven 7, 8 No. of Units      638,311   796,154   957,925 1,156,201 1,459,392 1,930,284 1,950,923 2,151,545 3,393,014 4,675,153
   Ven 9 No. of Units         133,556   153,274   212,135   281,891   347,276   448,420   461,351   462,664   617,872   564,212

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year   26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365 18.336912
   Value at End of Year     27.801659 26.547956 25.993859 25.776081 24.940564 23.566806 21.739025 20.541376 19.039807 19.660365
   No. of Units               105,657   114,695   131,695   149,223   192,791   238,667   233,672   249,281   345,876   440,010

Ven 1 Contracts with no Optional Riders
   Value at Start of Year   30.983147 30.303725 30.017391 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879 21.192677
   Value at End of Year     32.481657 30.983147 30.303725 30.017391 29.012843 27.385094 25.233827 23.817687 22.052785 22.746879
   No. of Units                   461       572       573     1,301     1,304     1,421     1,973     2,161     4,129     7,009

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 13.055022 12.490048 10.113484 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.870885 13.055022 12.490048 10.113484        --        --        --        --
   Ven 22, 20 No. of Units         --        -- 1,184,972 1,276,080 1,121,818   439,093        --        --        --        --
   Ven 24 No. of Units             --        --   322,512   315,848   233,752    48,413        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        -- 12.986307 12.449252 10.100613 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.777630 12.986307 12.449252 10.100613        --        --        --        --
   No. of Units                    --        --   103,359   110,669    80,813    12,822        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        -- 12.935008 12.418740 10.090965 12.500000        --        --        --        --
   Value at End of Year            --        -- 12.708135 12.935008 12.418740 10.090965        --        --        --        --
   No. of Units                    --        --   214,438   236,349   165,759    54,024        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        -- 13.055022        --        --        --        --        --        --        --
   Value at End of Year            --        -- 12.870885        --        --        --        --        --        --        --
   Ven 9 No. of Units              --        --       543        --        --        --        --        --        --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-03-1989)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            --        -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   Ven 22, 20 No. of Units         --        -- 5,602,668 6,725,916 8,049,137 8,962,891 9,692,689 8,200,313 3,997,921 2,239,775
   Ven 24 No. of Units             --        --   212,418   246,444   273,377   296,436   320,843   302,094    87,649        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --  9.713776  9.296665  7.537509  9.925531 12.500000        --        --        --
   Value at End of Year            --        --  9.583354  9.713776  9.296665  7.537509  9.925531        --        --        --
   No. of Units                    --        --    79,770    91,939   125,976   114,988    81,120        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --  8.594678  8.238003  6.689181  8.821694 10.924721        --        --        --
   Value at End of Year            --        --  8.466611  8.594678  8.238003  6.689181  8.821694        --        --        --
   No. of Units                    --        --   593,756   701,323   774,794   886,369   535,491        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            -- 19.468730 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   Ven 7, 8 No. of Units           --       778 1,642,127 2,047,410 2,384,923 2,877,204 3,405,829 4,207,600 5,070,801 5,994,294
   Ven 9 No. of Units              --        --   311,513   379,886   427,513   483,114   589,352   690,340   671,017   594,195

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          -- 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505 19.614359
   Value at End of Year            -- 19.468730 18.985398 19.205427 18.343918 14.843099 19.506566 24.071737 28.465074 23.040505
   No. of Units                                   571,352   629,764   717,918   804,704   923,580 1,126,956 1,308,404 1,547,924

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.528522 13.794359 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.506102 15.528522 13.794359        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units  7,360,700    28,452    17,162        --        --        --        --        --        --        --
   Ven 24 No. of Units        195,851     6,055     3,557        --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   15.477074 13.776099 12.500000        --        --        --        --        --        --        --
   Value at End of Year     15.423681 15.477074 13.776099        --        --        --        --        --        --        --
   No. of Units                78,245     1,606       288        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   15.438588 13.762408 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.362135 15.438588 13.762408        --        --       --       --       --       --       --
   No. of Units               158,670       620     1,122        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.528522 13.794359 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.506102 15.528522 13.794359        --        --       --       --       --       --       --
   Ven 9 No. of Units       1,081,784     2,806     2,476        --        --       --       --       --       --       --
   No. of Units             5,299,906    10,748        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.528522        --        --        --        --       --       --       --       --       --
   Value at End of Year     15.520500 15.528522        --        --        --       --       --       --       --       --
   No. of Units               485,477       139        --        --        --       --       --       --       --       --

Ven 1 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     50.240444        --        --        --        --       --       --       --       --       --
   No. of Units                 4,457        --        --        --        --       --       --       --       --       --

LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.551912 21.508419        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544 24.551912        --        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units          3        --        --        --        --       --       --       --       --       --
   Ven 24 No. of Units             --       216        --        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544        --        --        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units          527        --        --        --        --       --       --       --       --       --
   Ven 9 No. of Units                        --        --        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        --        --        --       --       --       --       --       --
   Value at End of Year     30.223544        --        --        --        --       --       --       --       --       --
   No. of Units                    --        --        --        --        --       --       --       --       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.551912 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.221104 24.551912 21.508419 18.922673 15.790145       --       --       --       --       --
   Ven 22, 20 No. of Units  1,377,476 1,870,331 1,512,222   679,722    33,490       --       --       --       --       --
   Ven 24 No. of Units        163,999   191,673    77,550    45,745     9,403       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.373236 21.394511 18.860014 15.769426 12.500000       --       --       --       --       --
   Value at End of Year     24.987242 24.373236 21.394511 18.860014 15.769426       --       --       --       --       --
   No. of Units                90,650    92,517    60,017    16,459     4,491       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.240081 21.309471 18.813146 15.753916 12.500000       --       --       --       --       --
   Value at End of Year     24.813291 24.240081 21.309471 18.813146 15.753916       --       --       --       --       --
   No. of Units               135,983   160,087    70,417    42,355     2,045       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.556181 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.273330 24.556181 21.508419 18.922673 15.790145       --       --       --       --       --
   Ven 9 No. of Units          23,086    28,204    25,315    15,322     2,099       --       --       --       --       --
   No. of Units               110,571   156,386   148,352    61,434    15,448       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   24.556181 21.508419 18.922673 15.790145 12.500000       --       --       --       --       --
   Value at End of Year     25.273330 24.556181 21.508419 18.922673 15.790145       --       --       --       --       --
   No. of Units                15,126    21,795    13,006    12,649       885       --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES
II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.068953 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     14.004879 13.068953        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   947,159   200,511        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    55,918    15,688        --        --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05  12/31/04  12/31/03 12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- --------- --------- --------- --------- --------- --------- --------- --------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.886920  16.626757 15.262264 13.336456 10.024515 12.500000        --        --        --        --
   Value at End of Year      20.188686  18.886920 16.626757 15.262264 13.336456 10.024515        --        --        --        --
   Ven 22, 20 No. of Units   3,686,542  4,110,618 4,021,218 3,831,855 2,291,567   284,449        --        --        --        --
   Ven 24 No. of Units       1,349,926  1,511,892 1,639,027 1,526,685 1,018,451    65,066        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    18.712737  16.506305 15.181940 13.292884 10.011744 12.500000        --        --        --        --
   Value at End of Year      19.962306  18.712737 16.506305 15.181940 13.292884 10.011744        --        --        --        --
   No. of Units                308,732    360,601   338,905   318,761   211,457    10,539        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.038651  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.923325  13.038651        --        --        --        --        --        --        --        --
   No. of Units                 33,983      5,595        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    18.583189  16.416565 15.121981 13.260309 10.002183 12.500000        --        --        --        --
   Value at End of Year      19.794237  18.583189 16.416565 15.121981 13.260309 10.002183        --        --        --        --
   No. of Units                133,518    120,648   120,610    82,224    66,101    20,954        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.051625  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.958214  13.051625        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    249,571     85,590        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     21,684     13,287        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    18.626277  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      19.850108  18.626277        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      8,165        464        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year             --  18.886920        --        --        --        --        --        --        --        --
   No. of Units                     --         71        --        --        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY, LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   Ven 22, 20 No. of Units   5,083,833  6,539,711 6,208,180 5,847,817 4,847,924 4,202,222 4,197,285 3,143,870 2,104,602 2,737,231
   Ven 24 No. of Units          46,002     51,225    58,580    76,348    57,594    91,656    83,186    79,695    15,602        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.173208  13.352843 12.263158 10.737289  8.086960 10.363738 12.500000        --        --        --
   Value at End of Year      16.207762  15.173208 13.352843 12.263158 10.737289  8.086960 10.363738        --        --        --
   No. of Units                 58,640     67,084    61,773    60,393    31,171    25,861    14,650        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    14.633510  12.897174 11.862395 10.402017  7.846184 10.070301 11.872645        --        --        --
   Value at End of Year      15.607707  14.633510 12.897174 11.862395 10.402017  7.846184 10.070301        --        --        --
   No. of Units                131,410    148,293   197,980   198,807   201,029   186,267   115,430        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   Ven 7, 8 No. of Units       314,795    331,050   442,106   435,328   317,546   288,857   254,911   277,955   379,259   735,960
   Ven 9 No. of Units           84,643    101,498   104,003   145,634   158,740   167,352   225,744   253,883   302,518   544,461

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    18.815307  16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419 13.669625
   Value at End of Year      20.138652  18.815307 16.525007 15.146219 13.235054  9.948297 12.723595 14.948006 15.974195 14.134419
   No. of Units                 71,909     70,558    69,074    97,161    95,328    35,542    27,445    26,924    27,239    52,760

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.278952  12.500000        --        --        --        --        --        --        --        --
   Value at End of Year      13.948592  13.278952        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 50,537,617 18,261,108        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  4,545,842  1,465,042        --        --        --        --        --        --        --        --

Venture Prior




                          YEAR       YEAR       YEAR        YEAR       YEAR      YEAR       YEAR       YEAR       YEAR      YEAR
                         ENDED      ENDED      ENDED       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED    ENDED
                        12/31/07   12/31/06   12/31/05    12/31/04   12/31/03  12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                       ---------- --------- ----------- ---------- ---------- ---------- ---------- ---------- --------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              18.140210  16.350534  15.523970  13.881850  11.355046  12.500000         --         --        --         --
   Value at End of
      Year              19.007161  18.140210  16.350534  15.523970  13.881850  11.355046         --         --        --         --
   Ven 22, 20 No. of
      Units            57,803,647 59,035,877 47,067,798 21,274,356  8,795,621  1,673,543         --         --        --         --
   Ven 24 No. of Units  8,827,687  9,095,173  6,789,022  3,138,217  1,464,815    168,815         --         --        --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              17.972956  16.232118  15.442298  13.836523  11.340607  12.500000         --         --        --         --
   Value at End of
      Year  18.794077   17.972956  16.232118  15.442298  13.836523  11.340607         --         --        --        --
   No. of Units         2,213,147  2,208,260  1,906,077    929,231    645,649    125,938         --         --        --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year              13.248170  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.867376  13.248170         --         --         --         --         --         --        --         --
   No. of Units         2,334,558    933,271         --         --         --         --         --         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              17.848505  16.143848  15.381311  13.802621  11.329788  12.500000         --         --        --         --
   Value at End of
      Year              18.635822  17.848505  16.143848  15.381311  13.802621  11.329788         --         --        --         --
   No. of Units         6,640,567  7,069,603  5,596,897  2,818,382  1,308,590    486,764         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year              13.261356  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.902130  13.261356         --         --         --         --         --         --        --         --
   Venture 2006 No.
      of Units         18,123,171  6,682,623         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units             2,388,264    805,122         --         --         --         --         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year              17.889904  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              18.688431  17.889904         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units               985,448    279,112         --         --         --         --         --         --        --         --

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year              13.294064  12.500000         --         --         --         --         --         --        --         --
   Value at End of
      Year              13.993814  13.294064         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                 2,405         --         --         --         --         --         --         --        --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   Ven 22, 20 No. of
      Units            16,511,907 18,920,230 18,895,706 17,002,951 15,923,163 14,912,277 13,569,607 11,005,032 9,763,079 12,361,824
   Ven 24 No. of Units    399,663    530,468    554,914    523,625    373,171    358,325    319,579    202,931    94,609         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              16.228507  14.627009  13.905101  12.450134  10.204305  11.514709  12.500000         --        --         --
   Value at End of
      Year              17.002930  16.228507  14.627009  13.905101  12.450134  10.204305  11.514709         --        --         --
   No. of Units           413,398    417,541    415,147    414,119    366,087    284,306    105,107         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              16.170504  14.596536  13.896892  12.461505  10.228949  11.559863  12.355297         --        --         --
   Value at End of
      Year              16.916624  16.170504  14.596536  13.896892  12.461505  10.228949  11.559863         --        --         --
   No. of Units         1,398,072  1,576,696  1,725,545  1,782,311  1,654,898  1,326,802    624,359         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   Ven 7, 8 No. of
      Units             1,912,280  2,003,185  1,776,372  1,431,606  1,085,084    898,596    783,512    844,419 1,259,501  2,142,169
   Ven 9 No. of Units     559,535    760,335    909,245  1,057,519  1,192,955  1,118,763  1,312,153  1,480,245 1,702,526  2,366,220

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657  16.257312 14.664362  14.066417
   Value at End of
      Year              23.064973  21.970231  19.762663  18.749859  16.754333  13.704682  15.433664  16.437657 16.257312  14.664362
   No. of Units           101,522    101,377     77,229     34,129     30,375     25,497     52,710     39,999    37,840     51,041

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              21.392472  20.005481  19.718253  18.415805  16.741166  16.689833  16.397834  15.439823 15.025549  13.825120
   Value at End of
      Year              22.228090  21.392472  20.005481  19.718253  18.415805  16.741166  16.689833  16.397834 15.439823  15.025549
   Ven 22, 20 No. of
      Units             2,582,973  2,667,475  2,881,025  2,936,135  2,973,039  3,330,615  2,574,008  2,143,038 2,587,138  2,204,223
   Ven 24 No. of Units     77,210     89,914     93,701     82,793    125,378    140,178     79,993     42,063    22,993         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR     YEAR      YEAR      YEAR       YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.999141  14.991697  14.805955  13.855737 12.620988 12.607483 12.500000        --        --        --
   Value at End of Year      16.590702  15.999141  14.991697  14.805955 13.855737 12.620988 12.607483        --        --        --
   No. of Units                 65,719     80,337     81,992     88,483    87,156    62,973    24,904        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.496119  15.480522  15.311609  14.350511 13.091280 13.096907 12.913124        --        --        --
   Value at End of Year      17.080287  16.496119  15.480522  15.311609 14.350511 13.091280 13.096907        --        --        --
   No. of Units                489,170    581,639    608,786    596,827   745,796   908,673   270,099        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    21.392472  20.005481  19.718253  18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120
   Value at End of Year      22.228090  21.392472  20.005481  19.718253 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549
   Ven 7, 8 No. of Units       243,958    228,391    271,508    302,657   257,081   297,513   263,251   289,380   496,176   569,653
   Ven 9 No. of Units          190,690    176,780    189,845    226,599   241,888   282,985   271,170   303,451   375,763   364,591

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.392472  20.005481  19.718253  18.415805 16.741166 16.689833 16.397834 15.439823 15.025549 13.825120
   Value at End of Year      22.228090  21.392472  20.005481  19.718253 18.415805 16.741166 16.689833 16.397834 15.439823 15.025549
   No. of Units                 26,668     30,007     29,998     11,501    12,824     5,847     3,017     3,020     1,718    10,098

LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.185233  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.707920  13.185233         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  2,522,542    645,246         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    200,537     41,530         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    15.896824  14.908806  14.705811  13.744148 12.494725 12.500000        --        --        --        --
   Value at End of Year      16.485524  15.896824  14.908806  14.705811 13.744148 12.494725        --        --        --        --
   Ven 22, 20 No. of Units   4,869,156  4,102,455  3,927,264  2,481,748 1,186,682   231,425        --        --        --        --
   Ven 24 No. of Units         801,710    682,964    675,807    437,942   248,031    54,752        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.750237  14.800809  14.628436  13.699260 12.478846 12.500000        --        --        --        --
   Value at End of Year      16.300704  15.750237  14.800809  14.628436 13.699260 12.478846        --        --        --        --
   No. of Units                256,040    277,404    297,849    209,014   131,019    58,509        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.154675  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.628120  13.154675         --         --        --        --        --        --        --        --
   No. of Units                345,423    105,570         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.641174  14.720320  14.570649  13.665685 12.466950 12.500000        --        --        --        --
   Value at End of Year      16.163444  15.641174  14.720320  14.570649 13.665685 12.466950        --        --        --        --
   No. of Units              1,810,763  1,841,864  1,660,515  1,274,739   876,165   237,071        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.167768  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.662274  13.167768         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  1,029,390    219,305         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     98,894     21,842         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    15.677437  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      16.209057  15.677437         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    133,568      9,946         --         --        --        --        --        --        --        --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.147505  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.939757  13.147505         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                 94,754,801 35,604,528         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                  6,097,539  2,090,157         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    18.426442  16.494795  15.414851  13.641026 10.686894 12.500000        --        --        --        --
   Value at End of Year      19.487753  18.426442  16.494795  15.414851 13.641026 10.686894        --        --        --        --
   Ven 22, 20 No. of Units  74,735,556 78,177,429 57,715,424 25,756,026 9,665,980 1,216,088        --        --        --        --
   Ven 24 No. of Units      10,136,290 10,321,452  7,371,520  3,646,037 1,420,710    49,114        --        --        --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED
                         12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- --------- ----------
Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               18.256564  16.375343  15.333760  13.596489  10.673290  12.500000         --         --        --         --
   Value at End of Year  19.269309  18.256564  16.375343  15.333760  13.596489  10.673290         --         --        --         --
   No. of Units          2,267,885  2,414,849  1,871,385    972,125    638,204     78,532         --         --        --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of
      Year               13.117026  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.858590  13.117026         --         --         --         --         --         --        --         --
   No. of Units          2,368,224    662,732         --         --         --         --         --         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               18.130144  16.286288  15.273191  13.563170  10.663111  12.500000         --         --        --         --
   Value at End of Year  19.107030  18.130144  16.286288  15.273191  13.563170  10.663111         --         --        --         --
   No. of Units          5,089,661  5,410,470  3,920,256  1,911,377    550,860    324,491         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of
      Year               13.130087  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.893319  13.130087         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units             36,267,093 13,599,045         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              3,145,151  1,019,326         --         --         --         --         --         --        --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of
      Year               18.172203  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  19.160985  18.172203         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              1,482,302    308,193         --         --         --         --         --         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               18.426442  16.494795  15.414851         --         --         --         --         --        --         --
   Value at End of Year  19.487753  18.426442  16.494795         --         --         --         --         --        --         --
   Ven 9 No. of Units          710        740        771         --         --         --         --         --        --         --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.162079         --         --         --         --         --         --         --        --         --
   Value at End of Year  13.991776         --         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                  2,636         --         --         --         --         --         --         --        --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   Ven 22, 20 No. of
      Units             17,064,368 20,748,233 20,295,083 18,539,843 17,718,205 16,206,028 16,116,622 12,457,035 9,951,689 12,137,735
   Ven 24 No. of Units     329,168    373,285    336,706    359,928    323,804    332,652    311,049    188,795   105,798         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year               15.558010  13.927854  13.023667  11.549376   9.058659  10.938240  12.500000         --        --         --
   Value at End of Year  16.461476  15.558010  13.927854  13.023667  11.549376   9.058659  10.938240         --        --         --
   No. of Units            460,308    420,402    421,096    419,794    391,593    323,431    149,637         --        --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year               15.253653  13.675831  12.807137  11.374440   8.934824  10.804923  12.089786         --        --         --
   Value at End of Year  16.115116  15.253653  13.675831  12.807137  11.374440   8.934824  10.804923         --        --         --
   No. of Units            844,602    943,014    975,569    942,618    916,436    846,312    441,021         --        --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   Ven 7, 8 No. of
      Units              1,604,429  1,792,531  1,687,190  1,526,455  1,268,317  1,103,635    722,508    799,606 1,558,257  2,714,058
   Ven 9 No. of Units      463,348    552,896    611,084    762,279    850,660    929,445  1,106,634  1,268,058 1,484,983  2,556,433

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year               20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371  16.893101 14.696667  14.033299
   Value at End of Year  22.078655  20.824978  18.605825  17.363307  15.366925  12.028869  14.495682  16.162371 16.893101  14.696667
   No. of Units            153,380    156,473     40,531     40,613     36,351     23,913     32,099     56,344    54,202    129,721

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of
      Year               13.216007  12.500000         --         --         --         --         --         --        --         --
   Value at End of Year  13.728409  13.216007         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units              9,207,200  2,580,766         --         --         --         --         --         --        --         --
   Venture 2006 No. of
      Units                872,209    220,356         --         --         --         --         --         --        --         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED       ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.885197  15.540460  15.152916 13.839140 11.910967 12.500000        --        --        --        --
   Value at End of Year      17.495830  16.885197  15.540460 15.152916 13.839140 11.910967        --        --        --        --
   Ven 22, 20 No. of Units  12,861,689 13,031,345 11,713,806 6,406,128 2,725,735   613,785        --        --        --        --
   Ven 24 No. of Units       2,507,459  2,485,765  2,110,909 1,004,128   499,426    81,435        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.729458  15.427866  15.073168 13.793941 11.895826 12.500000        --        --        --        --
   Value at End of Year      17.299634  16.729458  15.427866 15.073168 13.793941 11.895826        --        --        --        --
   No. of Units                647,580    698,787    678,262   482,523   281,212    30,803        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.185374  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.648482  13.185374         --        --        --        --        --        --        --        --
   No. of Units                617,199    136,410         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.613664  15.344003  15.013674 13.760160 11.884486 12.500000        --        --        --        --
   Value at End of Year      17.153999  16.613664  15.344003 15.013674 13.760160 11.884486        --        --        --        --
   No. of Units              2,895,958  2,907,797  2,416,959 1,643,348   801,726   214,108        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.198496  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.682690  13.198496         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units 4,089,257  1,317,391         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   534,617    165,482         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.652186  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      17.202429  16.652186         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   434,735    102,114         --        --        --        --        --        --        --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   Ven 22, 20 No. of Units   5,055,067  5,458,554  5,673,749 5,447,429 5,704,063 5,392,242 4,575,119 3,960,427 4,068,068 3,981,516
   Ven 24 No. of Units         171,180    154,061    125,204   135,892   109,125    81,844    75,876    55,439    23,104        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.032893  14.754041  14.393694 13.172115 11.359546 12.028658 12.500000        --        --        --
   Value at End of Year      16.611887  16.032893  14.754041 14.393694 13.172115 11.359546 12.028658        --        --        --
   No. of Units                 90,030    101,105    110,195    90,504    90,007   115,441    31,369        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year                   16.172717  14.904988  14.562713 13.346846 11.527502 12.224839 12.579492        --        --        --
   Value at End of Year      16.731497  16.172717  14.904988 14.562713 13.346846 11.527502 12.224839        --        --        --
   No. of Units                880,468  1,020,065  1,098,689 1,085,905 1,047,798 1,002,295   424,701        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year                   21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   Ven 7, 8 No. of Units       507,871    538,224    636,781   543,923   526,899   474,427   357,247   423,405   783,511   951,771
   Ven 9 No. of Units          247,257    301,859    353,937   437,771   529,356   575,206   699,091   655,340   740,965   863,517

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.789830  20.011835  19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965 14.016704
   Value at End of Year      22.622155  21.789830  20.011835 19.484176 17.794866 15.315540 16.185243 16.596254 16.142259 15.171965
   No. of Units                 67,341     38,049     36,729    18,419    11,750     2,668    16,026    32,301    27,359    25,933

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   Ven 22, 20 No. of Units          --         --    738,636   792,390   126,497        --        --        --        --        --
   Ven 24 No. of Units              --         --     69,163    82,249    48,270        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --  17.004947 15.140117 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.721510 17.004947 15.140117        --        --        --        --        --
   No. of Units                     --         --     24,553    25,226    12,499        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --  16.962682 15.125220 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.651047 16.962682 15.125220        --        --        --        --        --
   No. of Units                     --         --     30,712    31,043    10,337        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   Ven 9 No. of Units               --         --     16,192    16,602     5,319        --        --        --        --        --
   No. of Units                     --         --     58,308    63,245    74,543        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --  17.061458 15.160007 12.500000        --        --        --        --        --
   Value at End of Year             --         --  17.815897 17.061458 15.160007        --        --        --        --        --
   No. of Units                     --         --      2,570     2,110        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.708119  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.483137  12.708119         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units    73,144     19,590         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     5,291      2,511         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.994292  16.672804  15.123806 13.262268 10.012615 12.500000        --        --        --        --
   Value at End of Year      19.043762  17.994292  16.672804 15.123806 13.262268 10.012615        --        --        --        --
   Ven 22, 20 No. of Units     648,059    774,328    542,656   553,730   445,990   140,096        --        --        --        --
   Ven 24 No. of Units         161,790    201,859    158,796   149,867    90,131    35,062        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.828359  16.552044  15.044224 13.218955  9.999868 12.500000        --        --        --        --
   Value at End of Year      18.830247  17.828359  16.552044 15.044224 13.218955  9.999868        --        --        --        --
   No. of Units                 87,782    116,268    114,072   117,692   100,295     4,403        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.699107  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.426242  12.699107         --        --        --        --        --        --        --        --
   No. of Units                  8,201      2,424         --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.704889  16.462022  14.984785 13.186545  9.990307 12.500000        --        --        --        --
   Value at End of Year      18.671659  17.704889  16.462022 14.984785 13.186545  9.990307        --        --        --        --
   No. of Units                114,372    113,937     83,936    78,335    67,111    26,727        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.702970  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      13.450599  12.702970         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     46,850     30,993         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      8,436      7,639         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    17.745959  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      18.724370  17.745959         --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                        920        267         --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.994292  16.672804  15.123806        --        --        --        --        --        --        --
   Value at End of Year      19.043762  17.994292  16.672804        --        --        --        --        --        --        --
   Ven 9 No. of Units            1,994      2,055      2,117        --        --        --        --        --        --        --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   Ven 22, 20 No. of Units   1,217,645  1,619,071  1,572,792 1,762,965 2,037,286 2,160,083 1,445,166   461,015        --        --
   Ven 24 No. of Units          30,006     33,471     29,772    32,532    35,593    37,352    29,578     7,386        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.859239  16.539532  15.002165 13.161635  9.938342 11.903823 12.500000        --        --        --
   Value at End of Year      18.894426  17.859239  16.539532 15.002165 13.161635  9.938342 11.903823        --        --        --
   No. of Units                 12,805     16,454     14,174    14,918    24,778    17,742     6,892        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.010997  17.632535  16.017501 14.073554 10.642876 12.766859 13.223282        --        --        --
   Value at End of Year      20.082634  19.010997  17.632535 16.017501 14.073554 10.642876 12.766859        --        --        --
   No. of Units                 56,877     53,356     54,648    54,496    56,431    56,880    36,519        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   Ven 7, 8 No. of Units       178,723    232,052    264,718   301,020   300,136   282,297   158,504    53,664        --        --
   Ven 9 No. of Units           38,469     42,990     36,644    44,253    46,607    50,525    23,391     8,984        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    19.485956  18.010078  16.303495 14.274668 10.757291 12.858949 13.271787 12.500000        --        --
   Value at End of Year      20.656942  19.485956  18.010078 16.303495 14.274668 10.757291 12.858949 13.271787        --        --
   No. of Units                 11,491     11,422      8,159    15,399    15,949     3,087     3,760     3,025        --        --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.530962         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     6,848         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     1,670         --         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.511700         --         --        --        --        --        --        --        --        --
   Ven 22, 20 No. of Units      60,812         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.503996         --         --        --        --        --        --        --        --        --
   No. of Units                    695         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.515551         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units     6,336         --         --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.488617         --         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units       617         --         --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.500000         --         --        --        --        --        --        --        --        --
   Value at End of Year      11.511700         --         --        --        --        --        --        --        --        --
   No. of Units                    243         --         --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.816457  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      15.627655  12.816457         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units   216,592     65,100         --        --        --        --        --        --        --        --
   Venture 2006 No. of Units    21,118      8,153         --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    20.915952  18.719279  16.589409 14.167455 10.119925 12.500000        --        --        --        --
   Value at End of Year      25.439720  20.915952  18.719279 16.589409 14.167455 10.119925        --        --        --        --
   Ven 22, 20 No. of Units   1,534,280  1,681,320  1,697,798 1,230,457   927,286   151,075        --        --        --        --
   Ven 24 No. of Units         460,207    480,630    502,398   348,792   200,488    33,898        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    20.723046  18.583665  16.502089 14.121173 10.107030 12.500000        --        --        --        --
   Value at End of Year      25.154462  20.723046  18.583665 16.502089 14.121173 10.107030        --        --        --        --
   No. of Units                121,231    132,661    121,492    81,679    69,909    12,687        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.786728  12.500000         --        --        --        --        --        --        --        --
   Value at End of Year      15.536658  12.786728         --        --        --        --        --        --        --        --
   No. of Units                 20,354      2,894         --        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR
                              ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED     ENDED    ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99 12/31/98
                            --------- --------- ---------- --------- --------- --------- --------- --------- --------- --------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.579558 18.482630  16.436929 14.086575 10.097385 12.500000        --        --        --       --
   Value at End of Year     24.942667 20.579558  18.482630 16.436929 14.086575 10.097385        --        --        --       --
   No. of Units               192,518   228,135    216,605   166,957   102,097    47,469        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.799463 12.500000         --        --        --        --        --        --        --       --
   Value at End of Year     15.575591 12.799463         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                   116,075    42,972         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                    11,667     3,683         --        --        --        --        --        --        --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   20.627270 12.500000         --        --        --        --        --        --        --       --
   Value at End of Year     25.013074 20.627270         --        --        --        --        --        --        --       --
   Venture 2006 No. of
      Units                     5,225       418         --        --        --        --        --        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   20.915952 18.719279  16.589409        --        --        --        --        --        --       --
   Value at End of Year     25.439720 20.915952  18.719279        --        --        --        --        --        --       --
   Ven 9 No. of Units             827       827        827        --        --        --        --        --        --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   Ven 22, 20 No. of Units  7,360,169 9,811,367 10,843,192 6,516,608 6,572,285 5,566,897 5,516,464 3,230,809 1,137,143       --
   Ven 24 No. of Units        320,664   433,843    490,287   193,333   200,488   202,604   220,863   168,535    60,538       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.773954 15.010610  13.312347 11.363928  8.113009 10.646203 12.500000        --        --       --
   Value at End of Year     20.397327 16.773954  15.010610 13.312347 11.363928  8.113009 10.646203        --        --       --
   No. of Units                69,434    92,136    103,163    74,833    79,291    68,471    29,600        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.695404 14.962688  13.289711 11.361678  8.123564 10.676087 12.208008        --        --       --
   Value at End of Year     20.271224 16.695404  14.962688 13.289711 11.361678  8.123564 10.676087        --        --       --
   No. of Units               401,579   454,466    474,492   302,058   328,635   284,176   160,451        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   Ven 7, 8 No. of Units      771,304   863,608  1,005,784   628,579   596,366   412,241   415,187   287,258   148,757       --
   Ven 9 No. of Units         162,973   225,411    271,492   121,334   130,541    79,846    80,043    75,071    38,226       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   16.510663 14.745546  13.051238 11.118720  7.922112 10.374890 11.821790 12.483520 12.500000       --
   Value at End of Year     20.117549 16.510663  14.745546 13.051238 11.118720  7.922112 10.374890 11.821790 12.483520       --
   No. of Units                75,351    87,800     82,248    50,831    36,626    39,384    29,569    14,787     3,151       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.552724 13.981733  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.371534 16.552724  13.981733        --        --        --        --        --        --       --
   Ven 22, 20 No. of Units    357,460   391,887    126,143        --        --        --        --        --        --       --
   Ven 24 No. of Units         25,044    12,016      2,779        --        --        --        --        --        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.497881 13.963215  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.284498 16.497881  13.963215        --        --        --        --        --        --       --
   No. of Units                 4,728     2,205      1,027        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.456864 13.949349  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.219528 16.456864  13.949349        --        --        --        --        --        --       --
   No. of Units                15,297    18,426      6,282        --        --        --        --        --        --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.552724 13.981733  12.500000        --        --        --        --        --        --       --
   Value at End of Year     16.371534 16.552724  13.981733        --        --        --        --        --        --       --
   Ven 7, 8 No. of Units           --        --      8,384        --        --        --        --        --        --       --
   Ven 9 No. of Units           4,944    15,559        698        --        --        --        --        --        --       --
   No. of Units                47,441    46,217         --        --        --        --        --        --        --       --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                             ENDED      ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03   12/31/02   12/31/01   12/31/00   12/31/99  12/31/98
                           --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year  16.552724 13.981733 12.500000        --         --         --         --         --         --         --
   Value at End of Year    16.371534 16.552724 13.981733        --         --         --         --         --         --         --
   No. of Units                5,156     5,902       334        --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year  12.772160 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.174942 12.772160        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                2,055,751   795,970        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                  134,319    41,156        --        --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  12.709948 12.365250 12.238349 12.336529  12.462854  12.500000         --         --         --         --
   Value at End of Year    13.077848 12.709948 12.365250 12.238349  12.336529  12.462854         --         --         --         --
   Ven 22, 20 No. of Units 3,598,487 2,681,631 2,301,410 1,923,372  1,909,532    985,880         --         --         --         --
   Ven 24 No. of Units       834,407   658,888   328,203   504,623    344,157    200,546         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  12.592742 12.275678 12.173947 12.296240  12.447023  12.500000         --         --         --         --
   Value at End of Year    12.931237 12.592742 12.275678 12.173947  12.296240  12.447023         --         --         --         --
   No. of Units              196,252   173,045   241,586   156,741    141,093    156,044         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year  12.742554 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.098229 12.742554        --        --         --         --         --         --         --         --
   No. of Units              145,170    30,165        --        --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  12.505535 12.208916 12.125860 12.266109  12.435154  12.500000         --         --         --         --
   Value at End of Year    12.822332 12.505535 12.208916 12.125860  12.266109  12.435154         --         --         --         --
   No. of Units              962,315   674,994   769,100   601,362    644,149    565,393         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year  12.755236 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    13.131059 12.755236        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                  968,324   163,023        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                   97,392     6,603        --        --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year  12.534527 12.500000        --        --         --         --         --         --         --         --
   Value at End of Year    12.858525 12.534527        --        --         --         --         --         --         --         --
   Venture 2006 No. of
      Units                   44,212    10,901        --        --         --         --         --         --         --         --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 5-04-1987)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   Ven 22, 20 No. of Units 7,827,050 8,299,826 8,146,439 9,489,404 12,418,668 20,762,216 23,776,122 14,836,532 23,099,969 12,230,132
   Ven 24 No. of Units       257,277   273,693   356,392   378,701    523,099    717,978    923,114    616,943    247,891         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  12.898931 12.549067 12.420254 12.519949  12.648340  12.703000  12.500000         --         --         --
   Value at End of Year    13.272146 12.898931 12.549067 12.420254  12.519949  12.648340  12.703000         --         --         --
   No. of Units               95,041    79,118    87,841    97,583    150,973    427,606    216,473         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  13.052854 12.717811 12.606110 12.726413  12.876223  12.951278  12.724933         --         --         --
   Value at End of Year    13.410289 13.052854 12.717811 12.606110  12.726413  12.876223  12.951278         --         --         --
   No. of Units              726,002   664,563   789,047   744,203  1,185,954  2,239,473  1,423,654         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   Ven 7, 8 No. of Units   1,723,630 1,679,318 1,736,637 2,136,230  2,869,078  4,774,115  5,932,529  6,686,369 14,230,836 10,687,093
   Ven 9 No. of Units        420,154   579,654   736,544   755,072    851,188  1,333,295  1,543,723  1,560,602  1,695,532  1,721,494

Ven 3 Contracts with no Optional Riders
   Value at Start of Year  17.818894 17.301050 17.089347 17.191998  17.333587  17.373703  17.010114  16.291417  15.794513  15.241915
   Value at End of Year    18.371367 17.818894 17.301050 17.089347  17.191998  17.333587  17.373703  17.010114  16.291417  15.794513
   No. of Units              161,314   132,214   158,302   189,165    273,447    404,157    501,742    541,669    921,422    878,870

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 1 Contracts with no Optional Riders
   Value at Start of Year   19.668688 19.076452 18.822668 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692 16.660935
   Value at End of Year     20.300608 19.668688 19.076452 18.822668 18.915167 19.050311 19.073731 18.654229 17.846774 17.283692
   No. of Units                 4,028     4,030     4,031     4,032     4,034     4,035     4,044     4,056     4,228     4,497

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits

Value at Start of Year      12.342385 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.134048 12.342385        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   261,864    60,990        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,662     7,082        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   Ven 22, 20 No. of Units  1,614,408 1,915,097 2,011,774 1,249,132   108,007        --        --        --        --        --
   Ven 24 No. of Units        143,868   128,722   119,033    86,284    27,084        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   37.589960 31.298451 21.719602 17.792264 12.500000        --        --        --        --        --
   Value at End of Year     51.947846 37.589960 31.298451 21.719602 17.792264        --        --        --        --        --
   No. of Units                34,183    51,790    39,850    16,900     5,192        --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.313726 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.034199 12.313726        --        --        --        --        --        --        --        --
   No. of Units                38,701     6,658        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   37.384678 31.174124 21.665649 17.774754 12.500000        --        --        --        --        --
   Value at End of Year     51.586296 37.384678 31.174124 21.665649 17.774754        --        --        --        --        --
   No. of Units                86,951    86,149    95,896    40,413    10,561        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.325995 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     17.076914 12.325995        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   126,027    65,868        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    13,287     1,476        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   37.452987 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     51.706546 37.452987        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    19,153     1,375        --        --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   256,977   156,826    55,086        --        --        --        --        --
   Ven 9 No. of Units          43,050    43,072    55,708    35,614     8,952        --        --        --        --        --
   No. of Units               236,741   233,152        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   37.865344 31.464940 21.791715 17.815615 12.500000        --        --        --        --        --
   Value at End of Year     52.433757 37.865344 31.464940 21.791715 17.815615        --        --        --        --        --
   No. of Units                12,827    13,026    18,111    10,005    10,886        --        --        --        --        --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.885617 15.159827 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.788985 17.885617 15.159827        --        --        --        --        --        --       --
   Ven 22, 20 No. of Units    132,649   152,538    94,595        --        --        --        --        --        --       --
   Ven 24 No. of Units         14,007    14,486     4,363        --        --        --        --        --        --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.826373 15.139769 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.683833 17.826373 15.139769        --        --        --        --        --        --       --
   No. of Units                 1,030     1,667       668        --        --        --        --        --        --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.782063 15.124737 12.500000        --        --        --        --        --        --       --
   Value at End of Year     19.605311 17.782063 15.124737        --        --        --        --        --        --       --
   No. of Units                 4,624     3,794     1,206        --        --        --        --        --        --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR       YEAR      YEAR       YEAR       YEAR       YEAR
                              ENDED     ENDED     ENDED     ENDED      ENDED     ENDED      ENDED      ENDED      ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            --------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.885617 15.159827 12.500000        --        --         --         --         --         --        --
   Value at End of Year     19.788985 17.885617 15.159827        --        --         --         --         --         --        --
   Ven 7, 8 No. of Units           --        --    13,563        --        --         --         --         --         --        --
   Ven 9 No. of Units           5,003     4,984       875        --        --         --         --         --         --        --
   No. of Units                29,890    30,477        --        --        --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.885617 15.159827 12.500000        --        --         --         --         --         --        --
   Value at End of Year     19.788985 17.885617 15.159827        --        --         --         --         --         --        --
   No. of Units                   153       128     5,531        --        --         --         --         --         --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 13.689517  9.659911  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 15.059851 13.689517   9.659911         --         --         --        --
   Ven 22, 20 No. of Units         --        --        --   662,265   463,641    171,918         --         --         --        --
   Ven 24 No. of Units             --        --        --    72,332    38,830      7,480         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 13.644814  9.647607  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 14.980617 13.644814   9.647607         --         --         --        --
   No. of Units                    --        --        --    16,307    17,040      3,413         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        -- 13.611378  9.638389  12.500000         --         --         --        --
   Value at End of Year            --        --        -- 14.921449 13.611378   9.638389         --         --         --        --
   No. of Units                    --        --        --    43,507    31,830     13,229         --         --         --        --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-09-1995)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   Ven 22, 20 No. of Units         --        --        -- 7,861,388 9,133,261 10,929,678 13,292,645 14,440,013 10,610,772 8,958,700
   Ven 24 No. of Units             --        --        --   195,461   233,009    247,378    276,663    247,771     50,911        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 10.608770  7.494505   9.694096  12.500000         --         --        --
   Value at End of Year            --        --        -- 11.670752 10.608770   7.494505   9.694096         --         --        --
   No. of Units                    --        --        --    20,478    18,448     21,984     14,482         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        --        --  9.492621  6.716070   8.700270  11.222510         --         --        --
   Value at End of Year            --        --        -- 10.427174  9.492621   6.716070   8.700270         --         --        --
   No. of Units                    --        --        --   107,898   102,234    108,578     79,174         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   Ven 7, 8 No. of Units           --        --        -- 1,603,708 1,879,391  2,313,445  2,732,469  4,141,495  4,663,016 4,604,439
   Ven 9 No. of Units              --        --        --   600,238   730,831    931,451  1,172,619  1,468,317  1,468,159 1,517,774

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 11.677803  8.233265  10.628366  13.661286  17.044524  12.290162 11.545714
   Value at End of Year            --        --        -- 12.872573 11.677803   8.233265  10.628366  13.661286  17.044524 12.290162
   No. of Units                    --        --        --    76,700    83,220    109,607    150,351    189,016    160,536   193,172

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.272678 12.500000        --        --        --         --         --         --         --        --
   Value at End of Year     13.204526 12.272678        --        --        --         --         --         --         --        --
   Venture 2006 No. of
      Units                    63,859    24,835        --        --        --         --         --         --         --        --
   Venture 2006 No. of
      Units                     2,006       250        --        --        --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   21.435435 19.596972 15.844454 13.757335  9.928205  12.500000         --         --         --        --
   Value at End of Year     23.005123 21.435435 19.596972 15.844454 13.757335   9.928205         --         --         --        --
   Ven 22, 20 No. of Units    298,706   309,641   392,645   267,792   150,626     33,217         --         --         --        --
   Ven 24 No. of Units         68,170    60,453    81,895    44,535    25,847        484         --         --         --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   21.237781 19.455050 15.761085 13.712408  9.915550 12.500000        --        --        --        --
   Value at End of Year     22.747229 21.237781 19.455050 15.761085 13.712408  9.915550        --        --        --        --
   No. of Units                23,088    21,589    19,646     9,108     9,466       434        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.244203 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.127628 12.244203        --        --        --        --        --        --        --        --
   No. of Units                 7,318     2,850        --        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   21.090748 19.349286 15.698845 13.678796  9.906070 12.500000        --        --        --        --
   Value at End of Year     22.555706 21.090748 19.349286 15.698845 13.678796  9.906070        --        --        --        --
   No. of Units                35,653    38,522    44,577    25,703    28,878     5,834        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.256397 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.160522 12.256397        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    23,343     7,357        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     8,966       833        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   21.139640 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     22.619368 21.139640        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     1,788       726        --        --        --        --        --        --        --        --

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 10-04-1994)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   Ven 22, 20 No. of Units  1,558,848 2,484,333 2,940,483 2,669,971 2,677,606 2,699,563 2,940,999 3,712,710 2,807,202   912,579
   Ven 24 No. of Units         40,344    74,595   112,145    86,988   104,362   102,412   120,548   136,877    49,612        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.512194 16.938917 13.686609 11.897105  8.590662  9.980535 12.500000        --        --        --
   Value at End of Year     19.882184 18.512194 16.938917 13.686609 11.897105  8.590662  9.980535        --        --        --
   No. of Units                 8,858     9,548     9,365     6,413     9,416     5,658     1,346        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.115859 14.768312 11.950609 10.403704  7.523557  8.753934 10.941915        --        --        --
   Value at End of Year     17.282442 16.115859 14.768312 11.950609 10.403704  7.523557  8.753934        --        --        --
   No. of Units                23,551    31,409    33,999    32,808    19,347    15,150     3,470        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   Ven 7, 8 No. of Units      229,238   255,815   326,199   285,838   328,297   343,351   382,346   500,439   837,074   291,085
   Ven 9 No. of Units          75,158   107,399   124,649   142,943   142,089   142,971   169,570   236,607   314,807   137,389

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249  8.180904
   Value at End of Year     14.920869 13.864839 12.661227 10.209887  8.857201  6.382853  7.400679  9.217819 12.359297  7.695249
   No. of Units                21,311    22,955    27,807    22,978    25,751    22,460    40,793    55,507    76,285     9,793

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   Ven 22, 20 No. of Units    589,526   752,355   971,796   442,696        --        --        --        --        --        --
   Ven 24 No. of Units         49,819   100,462   116,431    51,424        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.835136 14.443799 13.853157 12.500000        --        --        --        --        --        --
   Value at End of Year     15.766545 14.835136 14.443799 13.853157        --        --        --        --        --        --
   No. of Units                15,513    19,670     8,198        --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.776121 14.407891 13.839396 12.500000        --        --        --        --        --        --
   Value at End of Year     15.680159 14.776121 14.407891 13.839396        --        --        --        --        --        --
   No. of Units                35,391    24,782    35,252    16,055        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   146,226    52,571        --        --        --        --        --        --
   Ven 9 No. of Units          19,409    25,552    46,938    46,963        --        --        --        --        --        --
   No. of Units                89,701   108,685        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   14.914201 14.491842 13.871539 12.500000        --        --        --        --        --        --
   Value at End of Year     15.882470 14.914201 14.491842 13.871539        --        --        --        --        --        --
   No. of Units                 4,726     8,182    10,981     5,197        --        --        --        --        --        --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   21.093518 18.614733 17.419898 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518 18.614733 17.419898 15.405463        --        --        --        --        --
   Ven 22, 20 No. of Units     64,223    62,469    73,517    55,309     4,397        --        --        --        --        --
   Ven 24 No. of Units         13,263    14,550    20,093    10,781        28        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        --        -- 15.385251 12.500000        --        --        --        --        --
   Value at End of Year     21.341333        --        -- 17.362201 15.385251        --        --        --        --        --
   No. of Units                   487        --        --        --         5        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   20.825556 18.442521 17.319052 15.370112 12.500000        --        --        --        --        --
   Value at End of Year     21.192714 20.825556 18.442521 17.319052 15.370112        --        --        --        --        --
   No. of Units                 2,402     3,176     5,398     1,385        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   21.093518 18.614733 17.419898 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518 18.614733 17.419898 15.405463        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --     6,692     4,003     1,773        --        --        --        --        --
   Ven 9 No. of Units           6,839        --       254       255       395        --        --        --        --        --
   No. of Units                 2,524     7,200        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   21.093518        --        -- 15.405463 12.500000        --        --        --        --        --
   Value at End of Year     21.541099 21.093518        -- 17.419898 15.405463        --        --        --        --        --
   No. of Units                   419       419        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.930620 17.519093 15.668018 13.478226  9.881083 12.500000        --        --        --        --
   Value at End of Year     17.292480 17.930620 17.519093 15.668018 13.478226  9.881083        --        --        --        --
   Ven 22, 20 No. of Units    102,071   111,286   154,140   126,713    80,305    25,502        --        --        --        --
   Ven 24 No. of Units          8,890    12,240    22,336    13,437     7,465     1,821        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.765255 17.392206 15.585567 13.434196  9.868494 12.500000        --        --        --        --
   Value at End of Year     17.098566 17.765255 17.392206 15.585567 13.434196  9.868494        --        --        --        --
   No. of Units                 6,267     7,989     4,330     2,244     1,634       717        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.642217 17.297617 15.523988 13.401266  9.859063 12.500000        --        --        --        --
   Value at End of Year     16.954554 17.642217 17.297617 15.523988 13.401266  9.859063        --        --        --        --
   No. of Units                18,010    20,051    22,978    28,268    11,928     6,951        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          -- 17.519093        --        --        --        --        --        --        --        --
   Value at End of Year            -- 17.930620        --        --        --        --        --        --        --        --
   No. of Units                    --        69        --        --        --        --        --        --        --        --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   Ven 22, 20 No. of Units    216,709   346,040   534,149   500,094   390,065   355,068   213,946        --        --        --
   Ven 24 No. of Units          5,170     6,251     6,960    18,118     6,648     7,734     1,435        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.955598 13.622454 12.181935 10.472257  7.681326 10.090711 12.500000        --        --        --
   Value at End of Year     13.447795 13.955598 13.622454 12.181935 10.472257  7.681326 10.090711        --        --        --
   No. of Units                 1,762     3,247     2,639     4,470     8,402     9,059     6,324        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.837415 13.527317 12.114956 10.430346  7.662062 10.080533 12.500000        --        --        --
   Value at End of Year     13.313812 13.837415 13.527317 12.114956 10.430346  7.662062 10.080533        --        --        --
   No. of Units                13,446    20,254    24,039    74,344    25,840    30,835     4,604        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   Ven 7, 8 No. of Units       24,940    36,763    84,204    95,160    68,864    74,303    23,771        --        --        --
   Ven 9 No. of Units           3,781     6,083    14,714    45,222    11,456    10,725     2,273        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   14.114784 13.750375 12.271843 10.528409  7.707109 10.104317 12.500000        --        --        --
   Value at End of Year     13.628574 14.114784 13.750375 12.271843 10.528409  7.707109 10.104317        --        --        --
   No. of Units                   388       421       645     3,340       412       115       265        --        --        --

QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   Ven 22, 20 No. of Units     73,710    83,075    57,388    19,641        --        --        --        --        --        --
   Ven 24 No. of Units          1,170     4,052     1,086     5,114        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.506788 15.534341 14.505374 12.500000        --        --        --        --        --        --
   Value at End of Year     17.229036 18.506788 15.534341 14.505374        --        --        --        --        --        --
   No. of Units                 1,293     2,375       142       142        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.433181 15.495717 14.490955 12.500000        --        --        --        --        --        --
   Value at End of Year     17.134628 18.433181 15.495717 14.490955        --        --        --        --        --        --
   No. of Units                 1,987     1,503     1,941       726        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --     3,527        69        --        --        --        --        --        --
   Ven 9 No. of Units           2,008     2,008     2,161     1,578        --        --        --        --        --        --
   No. of Units                 8,242     2,573        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   18.605364 15.585986 14.524617 12.500000        --        --        --        --        --        --
   Value at End of Year     17.355698 18.605364 15.585986 14.524617        --        --        --        --        --        --
   No. of Units                 1,102     1,138        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   15.685638 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.060430 15.685638        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                   141,443    62,641        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    12,985     2,008        --        --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   31.551808 23.214970 21.084054 16.226962 11.844201 12.500000        --        --        --        --
   Value at End of Year     26.205181 31.551808 23.214970 21.084054 16.226962 11.844201        --        --        --        --
   Ven 22, 20 No. of Units    792,182   987,817   969,057 1,040,281   745,046   239,162        --        --        --        --
   Ven 24 No. of Units        128,992   140,669   151,333   155,993    83,942    33,209        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   31.260964 23.046838 20.973135 16.173990 11.829146 12.500000        --        --        --        --
   Value at End of Year     25.911418 31.260964 23.046838 20.973135 16.173990 11.829146        --        --        --        --
   No. of Units                29,961    49,570    46,641    51,832    35,170    11,412        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   15.649347 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     12.984400 15.649347        --        --        --        --        --        --        --        --
   No. of Units                23,812    11,912        --        --        --        --        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   31.044639 22.921571 20.890350 16.134374 11.817865 12.500000        --        --        --        --
   Value at End of Year     25.693308 31.044639 22.921571 20.890350 16.134374 11.817865        --        --        --        --
   No. of Units               149,193   177,935   184,545   164,568   143,081    81,806        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   15.664877 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     13.016923 15.664877        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    97,687    65,267        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     4,710     2,317        --        --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   31.116602 12.500000        --        --        --        --        --        --        --        --
   Value at End of Year     25.765825 31.116602        --        --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    27,039     2,184        --        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   Ven 22, 20 No. of Units  1,409,793 2,158,440 2,467,720 3,021,827 3,249,352 3,499,807 2,597,787 1,918,033 1,400,846 1,581,117
   Ven 24 No. of Units         35,644    66,221    64,124    76,166    76,239    84,014    39,195    24,649     6,163        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   34.502449 25.384424 23.060028 17.746854 12.959550 12.837004 12.500000        --        --        --
   Value at End of Year     28.651662 34.502449 25.384424 23.060028 17.746854 12.959550 12.837004        --        --        --
   No. of Units                31,921    40,443    47,141    52,287    51,794    56,750    14,609        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   36.737769 27.069419 24.627525 18.981707 13.882066 13.771429 13.588062        --        --        --
   Value at End of Year     30.461925 36.737769 27.069419 24.627525 18.981707 13.882066 13.771429        --        --        --
   No. of Units               101,928   128,963   137,307   140,916   152,775   130,516    64,489        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   Ven 7, 8 No. of Units      275,438   413,963   445,869   556,511   662,714   708,197   443,319   437,758   499,923   788,368
   Ven 9 No. of Units          55,285    91,408   108,497   149,698   179,522   201,089   168,521   244,903   222,156   251,204

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190 14.949140
   Value at End of Year     31.824540 38.246196 28.082810 25.460516 19.555029 14.251467 14.088482 13.852028 11.174188 12.317190
   No. of Units                20,327    22,541    29,074    38,556    36,426    43,162    46,555    32,667    22,616    21,304

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   Ven 22, 20 No. of Units  1,660,995 1,929,837 2,383,285 2,285,856   462,402        --        --        --        --        --
   Ven 24 No. of Units        233,508   260,533   344,643   253,165    85,065        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.623801 13.816296 13.870123 12.962852 12.500000        --        --        --        --        --
   Value at End of Year     14.894013 13.623801 13.816296 13.870123 12.962852        --        --        --        --        --
   No. of Units                73,752    79,339    84,380    80,862    61,925        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   13.549314 13.761317 13.835619 12.950068 12.500000        --        --        --        --        --
   Value at End of Year     14.790272 13.549314 13.761317 13.835619 12.950068        --        --        --        --        --
   No. of Units               182,542   201,762   295,708   225,233    67,507        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   Ven 7, 8 No. of Units           --        --   256,919   271,910   169,052        --        --        --        --        --
   Ven 9 No. of Units          53,732    35,151    54,211    42,216    18,750        --        --        --        --        --
   No. of Units               178,184   198,123        --        --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   13.723745 13.889907 13.916239 12.979916 12.500000        --        --        --        --        --
   Value at End of Year     15.033464 13.723745 13.889907 13.916239 12.979916        --        --        --        --        --
   No. of Units                 8,755     7,753    10,151    13,885     4,989        --        --        --        --        --

Venture Prior

                             YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                            ENDED      ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                           12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                          --------- --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year 12.661329 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.927803 12.661329         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                  68,166    18,086         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   7,090     2,875         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year 14.324780 13.785203  13.728514  13.813745   9.310073  12.500000         --         --         --        --
   Value at End of Year   16.846629 14.324780  13.785203  13.728514  13.813745   9.310073         --         --         --        --
   Ven 22, 20 No. of
      Units               1,007,506 1,027,513  1,001,616  1,058,705    842,112    162,821         --         --         --        --
   Ven 24 No. of Units      185,700   189,106    187,671    192,794    130,488      6,103         --         --         --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year 14.192670 13.685341  13.656245  13.768623   9.298205  12.500000         --         --         --        --
   Value at End of Year   16.657741 14.192670  13.685341  13.656245  13.768623   9.298205         --         --         --        --
   No. of Units              47,723    48,397     44,591     42,493     38,860     10,090         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year 12.631982 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.840901 12.631982         --         --         --         --         --         --         --        --
   No. of Units               5,188        37         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year 14.094385 13.610927  13.602330  13.734908   9.289319  12.500000         --         --         --        --
   Value at End of Year   16.517470 14.094385  13.610927  13.602330  13.734908   9.289319         --         --         --        --
   No. of Units              80,450    77,237     80,587    144,456     74,189     25,846         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year 12.644548 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   14.878068 12.644548         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                 105,574    11,725         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   7,125        --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year 14.127066 12.500000         --         --         --         --         --         --         --        --
   Value at End of Year   16.564084 14.127066         --         --         --         --         --         --         --        --
   Venture 2006 No. of
      Units                   3,140       135         --         --         --         --         --         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year 14.324780 13.785203         --         --         --         --         --         --         --        --
   Value at End of Year   16.846629 14.324780         --         --         --         --         --         --         --        --
   Ven 9 No. of Units           207       212         --         --         --         --         --         --         --        --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year  3.831897 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117  3.831897  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   Ven 22, 20 No. of
      Units               6,806,107 9,722,171 12,138,118 14,868,449 17,234,479 17,387,772 21,768,697 22,178,178 12,614,955 2,500,038
   Ven 24 No. of Units      246,061   330,252    391,028    445,661    539,494    560,578    682,442    684,286    190,915        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year  5.716112  5.504111   5.478584   5.518916   3.728675   6.396444  12.500000         --         --        --
   Value at End of Year    6.725460  5.716112   5.504111   5.478584   5.518916   3.728675   6.396444         --         --        --
   No. of Units              60,708    95,637     96,482    113,873    142,348    106,581     52,765         --         --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year  4.534603  4.372950   4.359175   4.397877   2.975729   5.112469   8.857329         --         --        --
   Value at End of Year    5.327274  4.534603   4.372950   4.359175   4.397877   2.975729   5.112469         --         --        --
   No. of Units             524,917   614,272    791,932    929,793  1,013,844    846,830    703,831         --         --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year 12.899752 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117 12.899752  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   Ven 7, 8 No. of Units    781,786   906,996  1,255,722  1,735,922  2,139,366  2,306,316  3,062,412  4,287,662  4,200,642 1,669,194
   Ven 9 No. of Units       360,545   481,861    594,757    760,249         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year 12.899752 12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261  19.287390 13.647195
   Value at End of Year   15.208117 12.899752  12.396555  12.314482  12.380278   8.347636  14.291433  24.672266  37.943261 19.287390
   No. of Units              64,672    56,074     69,273     88,611    100,920    113,410    176,760    223,521    157,003    62,324

Venture Prior

                               YEAR      YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED      ENDED      ENDED      ENDED      ENDED    ENDED    ENDED    ENDED     ENDED
                             12/31/07  12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- ---------- ---------- ---------- ---------- -------- -------- -------- --------
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.415769 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.963433 12.415769         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                    91,005    32,696         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     7,869       233         --         --         --         --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   Ven 22, 20 No. of Units    590,697   529,795    443,927         --         --         --       --       --       --       --
   Ven 24 No. of Units         23,374    20,463      7,636         --         --         --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   17.611447 15.806048  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.717369 17.611447  15.806048         --         --         --       --       --       --       --
   No. of Units                10,227    11,121      5,363         --         --         --       --       --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.386972 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.882117 12.386972         --         --         --         --       --       --       --       --
   No. of Units                10,595        64         --         --         --         --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.567684 15.790370  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.638727 17.567684  15.790370         --         --         --       --       --       --       --
   No. of Units                26,530    19,352      8,107         --         --         --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.399308 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     13.916906 12.399308         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                    64,084    41,798         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     5,892        --         --         --         --         --       --       --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   17.582246 12.500000         --         --         --         --       --       --       --       --
   Value at End of Year     19.664892 17.582246         --         --         --         --       --       --       --       --
   Venture 2006 No. of
      Units                     5,417     2,888         --         --         --         --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   Ven 7, 8 No. of Units           --        --     41,283         --         --         --       --       --       --       --
   Ven 9 No. of Units          13,984    14,417      8,770         --         --         --       --       --       --       --
   No. of Units                62,063    58,949         --         --         --         --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.669995 15.826987  12.500000         --         --         --       --       --       --       --
   Value at End of Year     19.822732 17.669995  15.826987         --         --         --       --       --       --       --
   No. of Units                 4,743     6,630        801         --         --         --       --       --       --       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   18.619946 16.090464  15.734175  13.622822   9.505573  12.500000       --       --       --       --
   Value at End of Year     17.928427 18.619946  16.090464  15.734175  13.622822   9.505573       --       --       --       --
   Ven 22, 20 No. of Units    431,514   474,193    506,650    457,470    354,983    102,200       --       --       --       --
   Ven 24 No. of Units         92,401   109,509    128,755    136,174     75,773     23,187       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.448234 15.973913  15.651377  13.578325   9.493452  12.500000       --       --       --       --
   Value at End of Year     17.727384 18.448234  15.973913  15.651377  13.578325   9.493452       --       --       --       --
   No. of Units                19,900    18,077     30,424     35,716     39,338     10,015       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   18.320516 15.887075  15.589586  13.545063   9.484387  12.500000       --       --       --       --
   Value at End of Year     17.578116 18.320516  15.887075  15.589586  13.545063   9.484387       --       --       --       --
   No. of Units                56,686    67,913     57,996     83,685     59,073     23,713       --       --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   Ven 22, 20 No. of Units    710,455   987,319 1,174,571 1,386,012 1,835,133 1,417,326 1,136,623   274,497       --       --
   Ven 24 No. of Units         17,468    16,850    17,338    22,914    22,328    41,618    13,892     9,273       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   18.045980 15.590677 15.248124 13.206315  9.204503 11.910953 12.500000        --       --       --
   Value at End of Year     17.373645 18.045980 15.590677 15.248124 13.206315  9.204503 11.910953        --       --       --
   No. of Units                16,568    22,406    28,106    26,571    21,897    13,651     7,544        --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   17.911002 15.497224 15.179394 13.166570  9.190549 11.910780 11.943325        --       --       --
   Value at End of Year     17.217685 17.911002 15.497224 15.179394 13.166570  9.190549 11.910780        --       --       --
   No. of Units                40,760    43,944    53,035    58,468    61,657    54,023    46,125        --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   Ven 7, 8 No. of Units       93,024   123,307   162,358   184,457   223,843   146,269   102,799    20,328       --       --
   Ven 9 No. of Units          14,146    20,506    24,262    41,083    46,093   120,742    31,021     4,925       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178 12.500000       --       --
   Value at End of Year     17.132403 17.759628 15.312705 14.946439 12.919107  8.986380 11.605417 11.596178       --       --
   No. of Units                 8,053     8,826     9,254     8,875     9,535     3,314     2,762     1,027       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.258461 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.171801 12.258461        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                    46,082    24,645        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                     5,052       550        --        --        --        --        --        --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.711987 22.741820 21.430956 17.320262 12.500000        --        --        --       --       --
   Value at End of Year     22.464783 24.711987 22.741820 21.430956 17.320262        --        --        --       --       --
   Ven 22, 20 No. of Units    521,836   582,027   638,341   419,738    51,352        --        --        --       --       --
   Ven 24 No. of Units        153,353   169,464   167,805    59,686    28,866        --        --        --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.532120 22.621373 21.359998 17.297546 12.500000        --        --        --       --       --
   Value at End of Year     22.256435 24.532120 22.621373 21.359998 17.297546        --        --        --       --       --
   No. of Units                36,355    35,599    42,847    11,738     5,409        --        --        --       --       --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.230030 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.106699 12.230030        --        --        --        --        --        --       --       --
   No. of Units                 3,211     1,063        --        --        --        --        --        --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.398109 22.531494 21.306957 17.280544 12.500000        --        --        --       --       --
   Value at End of Year     22.101471 24.398109 22.531494 21.306957 17.280544        --        --        --       --       --
   No. of Units                47,809    43,599    52,690    19,905       669        --        --        --       --       --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.242207 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     11.134551 12.242207        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                    17,603    13,445        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                       684       636        --        --        --        --        --        --       --       --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   24.442703 12.500000        --        --        --        --        --        --       --       --
   Value at End of Year     22.153013 24.442703        --        --        --        --        --        --       --       --
   Venture 2006 No. of
      Units                        85        78        --        --        --        --        --        --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.711987 22.741820 21.430956 17.320262 12.500000        --        --        --       --       --
   Value at End of Year     22.464783 24.711987 22.741820 21.430956 17.320262        --        --        --       --       --
   Ven 7, 8 No. of Units           --        --        --    41,815    21,116        --        --        --       --       --
   Ven 9 No. of Units             264       275       286     8,878     1,965        --        --        --       --       --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- -------- -------- -------- -------- --------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        --        -- 17.320262 12.500000       --       --       --       --       --
   Value at End of Year            --        --        -- 21.430956 17.320262       --       --       --       --       --
   No. of Units                    --        --        --       302        --       --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 21, 20 Contracts with no Optional Benefits
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units  1,311,463 1,870,458 2,352,572        --        --       --       --       --       --       --
   Ven 24 No. of Units         36,892    52,375    61,381        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   24.622839 22.650853 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.374008 24.622839 22.650853        --        --       --       --       --       --       --
   No. of Units                 9,630    12,123    16,481        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   24.488344 22.560857 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.218249 24.488344 22.560857        --        --       --       --       --       --       --
   No. of Units                47,695    54,664    69,520        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units      125,776   164,170   228,779        --        --       --       --       --       --       --
   Ven 9 No. of Units          32,954    40,064    54,839        --        --       --       --       --       --       --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   24.803355 22.771450 12.500000        --        --       --       --       --       --       --
   Value at End of Year     22.583442 24.803355 22.771450        --        --       --       --       --       --       --
   No. of Units                 7,556    16,253    22,905        --        --       --       --       --       --       --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.006832 14.168042 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.839810 15.006832 14.168042        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units     22,465    28,453    11,583        --        --       --       --       --       --       --
   Ven 24 No. of Units            928     1,006     1,089        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.957096 14.116533        --        --        --       --       --       --       --       --
   Value at End of Year     14.760897 14.957096        --        --        --       --       --       --       --       --
   No. of Units                    55        55        --        --        --       --       --       --       --       --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.919913 14.135241 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.701998 14.919913 14.135241        --        --       --       --       --       --       --
   No. of Units                   431       711       429        --        --       --       --       --       --       --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.006832 14.168042 12.500000        --        --       --       --       --       --       --
   Value at End of Year     14.839810 15.006832 14.168042        --        --       --       --       --       --       --
   Ven 7, 8 No. of Units           --        --       527        --        --       --       --       --       --       --
   No. of Units                 6,974     1,227        --        --        --       --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   13.599148 12.500000        --        --        --       --       --       --       --       --
   Value at End of Year     13.021036 13.599148        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                   112,226    27,797        --        --        --       --       --       --       --       --
   Venture 2006 No. of
      Units                    10,585       871        --        --        --       --       --       --       --       --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   16.736198 14.257858 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.984469 16.736198 14.257858        --        --       --       --       --       --       --
   Ven 22, 20 No. of Units  1,448,803 1,409,877   889,555        --        --       --       --       --       --       --
   Ven 24 No. of Units         49,904    28,700    14,218        --        --       --       --       --       --       --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   16.680749 14.238985 12.500000        --        --       --       --       --       --       --
   Value at End of Year     15.899490 16.680749 14.238985        --        --       --       --       --       --       --
   No. of Units                38,453    36,478    20,688        --        --       --       --       --       --       --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.567625  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.945196  13.567625         --         --        --        --        --        --        --        --
   No. of Units                 16,410      3,185         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.639285  14.224850  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.836052  16.639285  14.224850         --        --        --        --        --        --        --
   No. of Units                 50,611     33,045     21,703         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.581121  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.977626  13.581121         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     80,851     21,685         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,801      2,136         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.653108  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      15.857185  16.653108         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,396        172         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.736198  14.257858  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.984469  16.736198  14.257858         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --    101,990         --        --        --        --        --        --        --
   Ven 9 No. of Units           24,600     22,786      6,758         --        --        --        --        --        --        --
   No. of Units                157,980    187,936         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    16.736198  14.257858  12.500000         --        --        --        --        --        --        --
   Value at End of Year      15.984469  16.736198  14.257858         --        --        --        --        --        --        --
   No. of Units                 33,638     34,123     18,779         --        --        --        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.513965  9.088229 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.206961 12.513965  9.088229        --        --        --        --
   Ven 22, 20 No. of Units          --         --         --    923,738   732,640   199,758        --        --        --        --
   Ven 24 No. of Units              --         --         --    175,142    96,232    18,573        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  12.473104  9.076656 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.137468 12.473104  9.076656        --        --        --        --
   No. of Units                     --         --         --     35,098    24,748     2,238        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --  12.442530  9.067980 12.500000        --        --        --        --
   Value at End of Year      13.053166         --         --  13.085579 12.442530  9.067980        --        --        --        --
   No. of Units                    247         --         --     71,596    62,435    19,341        --        --        --        --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES
(units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   Ven 22, 20 No. of Units          --         --         --  4,325,397 5,075,580 5,014,141 4,802,319 3,465,687 1,318,189        --
   Ven 24 No. of Units              --         --         --    123,464   145,073   144,646   175,081   123,970    27,582        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  10.759987  7.825877 10.682160 12.500000        --        --        --
   Value at End of Year             --         --         --  11.350381 10.759987  7.825877 10.682160        --        --        --
   No. of Units                     --         --         --     36,131    44,302    39,878    24,915        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --   9.283714  6.762279  9.244249  9.630818        --        --        --
   Value at End of Year             --         --         --   9.778392  9.283714  6.762279  9.244249        --        --        --
   No. of Units                     --         --         --    161,796   201,228   164,768    90,008        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   Ven 7, 8 No. of Units            --         --         --    407,278   527,084   508,455   435,969   376,983   198,215        --
   Ven 9 No. of Units               --         --         --     87,479   102,804    98,315   210,001    86,977    59,731        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.276306  8.910911 12.138851 12.601917 15.922213 12.500000        --
   Value at End of Year             --         --         --  12.975896 12.276306  8.910911 12.138851 12.601917 15.922213        --
   No. of Units                     --         --         --     32,576    40,259    39,794    17,305    36,268     1,486        --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   Ven 22, 20 No. of Units     128,244    211,447    711,441    156,818        --        --        --        --        --        --
   Ven 24 No. of Units           6,746      8,719      9,002      3,424        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.285929  15.698807  15.049596  12.500000        --        --        --        --        --        --
   Value at End of Year      14.949372  16.285929  15.698807  15.049596        --        --        --        --        --        --
   No. of Units                    509        493      5,280      5,951        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.221154  15.659783  15.034643  12.500000        --        --        --        --        --        --
   Value at End of Year      14.867452  16.221154  15.659783  15.034643        --        --        --        --        --        --
   No. of Units                  1,140      1,759      3,000        431        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     91,974     27,170        --        --        --        --        --        --
   Ven 9 No. of Units            1,770      2,002     13,958        570        --        --        --        --        --        --
   No. of Units                 14,894     23,614         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    16.372683  15.750987  15.069552  12.500000        --        --        --        --        --        --
   Value at End of Year      15.059276  16.372683  15.750987  15.069552        --        --        --        --        --        --
   No. of Units                  1,391      1,392      2,092         --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.525900  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.207613  12.525900         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    139,212     53,536         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     12,788      4,243         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.859207  17.480162  16.599933  13.474224 10.230293 12.500000        --        --        --        --
   Value at End of Year      19.305965  19.859207  17.480162  16.599933 13.474224 10.230293        --        --        --        --
   Ven 22, 20 No. of Units   1,446,589  1,752,314  1,876,146  1,948,372 1,446,530   532,477        --        --        --        --
   Ven 24 No. of Units         332,368    377,309    402,190    369,021   239,594    58,245        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.676119  17.353586  16.512601  13.430230 10.217263 12.500000        --        --        --        --
   Value at End of Year      19.089548  19.676119  17.353586  16.512601 13.430230 10.217263        --        --        --        --
   No. of Units                 82,022    108,144    138,664    144,771    92,335    23,983        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.496850  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.136498  12.496850         --         --        --        --        --        --        --        --
   No. of Units                 16,592      5,059         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.539902  17.259237  16.447403  13.397323 10.207514 12.500000        --        --        --        --
   Value at End of Year      18.928799  19.539902  17.259237  16.447403 13.397323 10.207514        --        --        --        --
   No. of Units                316,731    349,994    366,916    356,744   307,326   140,797        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.509288  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.166923  12.509288         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     55,691     35,728         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,807      6,354         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.585209  12.500000         --          --       --        --        --        --        --        --
   Value at End of Year      18.982240  19.585209         --          --       --        --        --        --        --        --
   Venture 2006 No. of
      Units                      2,106        146         --          --       --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.859207  17.480162  16.599933         --        --        --        --        --        --        --
   Value at End of Year      19.305965  19.859207  17.480162         --        --        --        --        --        --        --
   Ven 9 No. of Units            1,092      1,092      1,092         --        --        --        --        --        --        --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   Ven 22, 20 No. of Units   2,879,871  4,102,170  5,175,570  6,627,653 7,037,429 7,442,445 5,073,940 2,585,277 2,675,661 3,080,028
   Ven 24 No. of Units          80,449    105,037    126,730    144,770   153,847   184,978   134,881    81,120    37,963        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    23.219270  20.440914  19.404678  15.750438 11.973240 12.933102 12.500000        --        --        --
   Value at End of Year      22.575431  23.219270  20.440914  19.404678 15.750438 11.973240 12.933102        --        --        --
   No. of Units                 42,713     48,731     59,073     70,066    86,161    72,528    22,495        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    24.914006  21.965690  20.883351  16.976139 12.924339 13.981425 13.356548        --        --        --
   Value at End of Year      24.186662  24.914006  21.965690  20.883351 16.976139 12.924339 13.981425        --        --        --
   No. of Units                152,439    183,259    228,275    246,837   265,650   230,753    83,013        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   Ven 7, 8 No. of Units       496,299    629,352    788,614  1,026,510 1,035,166 1,080,029   651,594   451,429   661,046 1,155,153
   Ven 9 No. of Units          123,733    159,904    218,729    314,603   335,127   392,414   399,901   217,381   234,537   257,439

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    23.689650  20.813453  19.718987  15.973512 12.118604 13.063929 12.436171 11.904646 11.178700 11.898363
   Value at End of Year      23.079152  23.689650  20.813453  19.718987 15.973512 12.118604 13.063929 12.436171 11.904646 11.178700
   No. of Units                 37,297     47,755     54,697     77,298    80,615    89,991    46,555    38,350    28,328    33,138

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --  19.227962  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --  20.969955  19.227962  18.516944 15.655498        --        --        --        --        --
   Ven 22, 20 No. of Units          --    107,081    136,496    141,950    20,888        --        --        --        --        --
   Ven 24 No. of Units              --      8,453      9,028      8,656       654        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --  19.126131  18.455633  15.634958 12.500000        --        --        --        --        --
   Value at End of Year             --  20.817332  19.126131  18.455633 15.634958        --        --        --        --        --
   No. of Units                     --      1,034        930        311     3,629        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --  19.050101  18.409773  15.619575 12.500000        --        --        --        --        --
   Value at End of Year             --  20.703593  19.050101  18.409773 15.619575        --        --        --        --        --
   No. of Units                     --     14,463     15,551     13,964       338        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --  19.227962  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --  20.969955  19.227962  18.516944 15.655498        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     15,632      9,175        48        --        --        --        --        --
   Ven 9 No. of Units               --      2,971      3,184      6,727       265        --        --        --        --        --
   No. of Units                     --     15,308         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --  18.516944  15.655498 12.500000        --        --        --        --        --
   Value at End of Year             --         --  19.227962  18.516944 15.655498        --        --        --        --        --
   No. of Units                     --         --        270         56        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.303025  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.116070  13.303025         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     65,654     12,290         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      1,751        136         --         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.228562  15.399769  15.244309  14.530751 13.048941 12.500000        --        --        --        --
   Value at End of Year      15.960334  16.228562  15.399769  15.244309 14.530751 13.048941        --        --        --        --
   Ven 22, 20 No. of Units     972,448  1,157,200  1,204,561    841,722   437,824    76,953        --        --        --        --
   Ven 24 No. of Units         305,759    306,383    301,634    170,157    73,615     9,379        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.078915  15.288219  15.164110  14.483320 13.032376 12.500000        --        --        --        --
   Value at End of Year      15.781397  16.078915  15.288219  15.164110 14.483320 13.032376        --        --        --        --
   No. of Units                 87,712     94,599     81,202     57,020    43,256     7,205        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.272209  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.039724  13.272209         --         --        --        --        --        --        --        --
   No. of Units                  7,492      2,513         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.967600  15.205102  15.104238  14.447843 13.019956 12.500000        --        --        --        --
   Value at End of Year      15.648519  15.967600  15.205102  15.104238 14.447843 13.019956        --        --        --        --
   No. of Units                246,226    268,083    253,637    209,391   182,221    86,329        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.285405  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.072394  13.285405         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     40,733     11,126         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,714        667         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    16.004585  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      15.692653  16.004585         --         --        --        --        --        --        --        --
   No. of Units                     --         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    16.228562  15.399769         --         --        --        --        --        --        --        --
   Value at End of Year      15.960334  16.228562         --         --        --        --        --        --        --        --
   Ven 9 No. of Units              596        611         --         --        --        --        --        --        --        --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 2-19-1993)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   Ven 22, 20 No. of Units   2,460,775  2,769,430  3,470,122  4,030,892 4,828,044 5,456,736 1,519,001 6,971,616 7,892,807 9,127,218
   Ven 24 No. of Units          50,333     74,426     80,443    132,214   151,800   167,157   111,312    94,269    37,069        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.334066  16.452126  16.277674  15.507338 13.930464 12.991163 12.500000        --        --        --
   Value at End of Year      17.031055  17.334066  16.452126  16.277674 15.507338 13.930464 12.991163        --        --        --
   No. of Units                 30,508     42,794     43,704     55,732    30,525    28,190    10,722        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.841971  16.959541  16.804828  16.033629 14.424843 13.472399 12.905776        --        --        --
   Value at End of Year      17.503669  17.841971  16.959541  16.804828 16.033629 14.424843 13.472399        --        --        --
   No. of Units                230,888    248,898    260,839    272,635   327,012   396,081   145,817        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   Ven 7, 8 No. of Units       857,957    964,244  1,171,444  1,376,175 1,712,442 2,051,726 2,326,591 3,148,304 5,293,492 7,846,300
   Ven 9 No. of Units          335,042    422,588    487,218    643,644   779,734   987,706 1,209,278 1,459,529 1,888,603 2,481,444

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    21.831559  20.679513  20.419462  19.414151 17.405164 16.199150 15.463354 14.602672 14.486687 14.500997
   Value at End of Year      21.493106  21.831559  20.679513  20.419462 19.414151 17.405164 16.199150 15.463354 14.602672 14.486687
   No. of Units                 25,803     27,763     37,089     36,991    46,767    75,280    90,832   139,566   258,604   430,512

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --  12.966005 10.385269 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.587529 12.966005 10.385269        --        --        --        --
   Ven 22, 20 No. of Units          --         --         --    384,247   348,820    93,839        --        --        --        --
   Ven 24 No. of Units              --         --         --    135,381   160,733    42,059        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --  12.923652 10.372037 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.516016 12.923652 10.372037        --        --        --        --
   No. of Units                     --         --         --     61,273    50,422    10,010        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --  12.891982 10.362137 12.500000        --        --        --        --
   Value at End of Year             --         --         --  13.462604 12.891982 10.362137        --        --        --        --
   No. of Units                     --         --         --     73,095    69,535    19,777        --        --        --        --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES
(units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   Ven 22, 20 No. of Units          --         --         --  1,702,814 2,001,578 2,281,765 1,681,746        --        --        --
   Ven 24 No. of Units              --         --         --     15,166    18,904    25,476     8,167        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year           --         --         --   9.638669  7.720252 10.901999 12.500000        --        --        --
   Value at End of Year             --         --         --  10.107563  9.638669  7.720252 10.901999        --        --        --
   No. of Units                     --         --         --     49,569    76,772   125,303    65,856        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year           --         --         --   9.600076  7.700872 10.891002 12.500000        --        --        --
   Value at End of Year             --         --         --  10.051965  9.600076  7.700872 10.891002        --        --        --
   No. of Units                     --         --         --    153,068   162,312   180,474    66,971        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   Ven 7, 8 No. of Units            --         --         --    492,837   608,277   647,858   547,350        --        --        --
   Ven 9 No. of Units               --         --         --      7,919    10,477     9,180    13,707        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --   9.690358  7.746167 10.916683 12.500000        --        --        --
   Value at End of Year             --         --         --  10.182170  9.690358  7.746167 10.916683        --        --        --
   No. of Units                     --         --         --      8,355    16,952     6,670       263        --        --        --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   Ven 22, 20 No. of Units     287,936    327,701    277,989    175,332        --        --        --        --        --        --
   Ven 24 No. of Units          13,047     18,709     12,333      5,218        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.816753  13.516210  13.464984  12.500000        --        --        --        --        --        --
   Value at End of Year      14.348985  13.816753  13.516210  13.464984        --        --        --        --        --        --
   No. of Units                  1,481      2,095      4,765      5,547        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.761789  13.482599  13.451607  12.500000        --        --        --        --        --        --
   Value at End of Year      14.270369  13.761789  13.482599  13.451607        --        --        --        --        --        --
   No. of Units                 41,626     34,796     32,367      8,047        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year           --  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year             --         --         --         --        --        --        --        --        --        --
   No. of Units                     --         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --     14,242     18,169        --        --        --        --        --        --
   Ven 9 No. of Units            1,864      2,711      2,486         --        --        --        --        --        --        --
   No. of Units                 14,331     15,176         --         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    13.890373  13.561164  13.482843  12.500000        --        --        --        --        --        --
   Value at End of Year      14.454469  13.890373  13.561164  13.482843        --        --        --        --        --        --
   No. of Units                    888      1,629      1,618         --        --        --        --        --        --        --

Venture Prior

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR
                              ENDED    ENDED     ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                            -------- --------- --------- --------- --------- ---------- ---------- ---------- ---------- ----------
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         -- 12.180102 11.274586 10.173768  8.213230  12.500000         --         --         --         --
   Value at End of Year           -- 13.442129 12.180102 11.274586 10.173768   8.213230         --         --         --         --
   Ven 22, 20 No. of Units        --   364,006   387,884   388,371   365,084    141,456         --         --         --         --
   Ven 24 No. of Units            --    71,997    81,753    84,550   152,186      5,652         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         -- 12.091863 11.215236 10.140521  8.202760  12.500000         --         --         --         --
   Value at End of Year           -- 13.318144 12.091863 11.215236 10.140521   8.202760         --         --         --         --
   No. of Units                   --    36,825    38,453    44,688    45,611     23,769         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         -- 12.026098 11.170935 10.115663  8.194922  12.500000         --         --         --         --
   Value at End of Year           -- 13.225912 12.026098 11.170935 10.115663   8.194922         --         --         --         --
   No. of Units                   --    23,586    23,747    25,705    31,142      8,850         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year         -- 12.180100        --        --        --         --         --         --         --         --
   Value at End of Year           -- 13.442129        --        --        --         --         --         --         --         --
   Ven 9 No. of Units             --       496        --        --        --         --         --         --         --         --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 6-18-1985)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   Ven 22, 20 No. of Units        -- 4,765,178 6,053,185 7,625,937 9,236,387 11,136,302 14,054,105 15,034,496 14,850,708         --
   Ven 24 No. of Units            --    87,779   102,849   126,901   152,186    175,537    189,667    191,971     84,731         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         --  8.805127  8.153802  7.377080  5.956702   9.885051  12.500000         --         --         --
   Value at End of Year           --  9.719219  8.805127  8.153802  7.377080   5.956702   9.885051         --         --         --
   No. of Units                   --    94,258    95,649   101,502   120,871    132,025     75,021         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         --  8.826573  8.185893  7.417269  5.998128   9.968780  11.972462         --         --         --
   Value at End of Year           --  9.728336  8.826573  8.185893  7.417269   5.998128   9.968780         --         --         --
   No. of Units                   --   257,972   330,321   406,631   485,381    522,347    376,314         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   Ven 7, 8 No. of Units          -- 3,297,170 3,996,865 4,927,840 6,005,859  7,220,307  9,079,549 11,548,940 16,521,415 22,815,540
   Ven 9 No. of Units             --   675,075   841,497 1,032,267 1,206,545  1,392,298  1,796,112  2,277,267  2,642,361  2,769,528

Ven 3 Contracts with no Optional Riders
   Value at Start of Year         -- 27.304682 25.234563 22.785020 18.361297  30.409247  36.392717  39.416089  31.289551  29.002593
   Value at End of Year           -- 30.199449 27.304682 25.234563 22.785020  18.361297  30.409247  36.392717  39.416089  31.289551
   No. of Units                   --   276,067   329,542   385,108   435,002    496,511    636,465    789,564    980,821  1,382,873

Ven 1 Contracts with no Optional Riders
   Value at Start of Year         -- 45.290043 41.811179 37.711536 30.356953  50.221375  60.037547  64.954980  51.507214  47.690851
   Value at End of Year           -- 50.145717 45.290043 41.811179 37.711536  30.356953  50.221375  60.037547  64.954980  51.507214
   No. of Units                   --     4,693     4,699     8,484     8,494      9,041      9,984     10,775     12,707     14,155

STRATEGIC VALUE TRUST (FORMERLY, CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year         --        -- 14.480704 12.467370  9.825317  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.204329 14.480704 12.467370   9.825317         --         --         --         --
   Ven 22, 20 No. of Units        --        --   281,689   291,241   217,127     58,726         --         --         --         --
   Ven 24 No. of Units            --        --   176,263   144,571    81,978      3,533         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of Year         --        -- 14.404476 12.426623  9.812793  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.101409 14.404476 12.426623   9.812793         --         --         --         --
   No. of Units                   --        --    24,513    18,916    20,509      7,196         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year         --        -- 14.347577 12.396163  9.803416  12.500000         --         --         --         --
   Value at End of Year           --        -- 14.024712 14.347577 12.396163   9.803416         --         --         --         --
   No. of Units                   --        --    67,453    58,996    46,826     34,800         --         --         --         --

Venture Prior

                               YEAR      YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04   12/31/03   12/31/02   12/31/01   12/31/00  12/31/99  12/31/98
                            --------- --------- --------- ---------- ---------- ---------- ---------- --------- --------- ---------
STRATEGIC VALUE TRUST (FORMERLY, CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   Ven 22, 20 No. of Units         --        --   995,596  1,293,095 1,458,463   1,428,772  1,256,389        --        --        --
   Ven 24 No. of Units             --        --    24,281     23,181    30,698      37,192    133,443        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year          --        -- 11.159685   9.611628  7.583955   10.585386  12.500000        --        --        --
   Value at End of Year            --        -- 10.950581  11.159685  9.611628    7.583955  10.585386        --        --        --
   No. of Units                    --        --    37,808     52,905    65,537      71,394     47,792        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year          --        -- 11.098309   9.573143  7.564926   10.574706  12.500000        --        --        --
   Value at End of Year            --        -- 10.874078  11.098309  9.573143    7.564926  10.574706        --        --        --
   No. of Units                    --        --    94,595     95,400   111,148     133,443     54,263        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   Ven 7, 8 No. of Units           --        --    87,397    133,889   174,850     186,855    145,719        --        --        --
   Ven 9 No. of Units              --        --    11,776     30,764    26,960      16,885     18,072        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year          --        -- 11.242049   9.663184  7.609422   10.599650  12.500000        --        --        --
   Value at End of Year            --        -- 11.053417  11.242049  9.663184    7.609422  10.599650        --        --        --
   No. of Units                    --        --     5,435      7,378    15,764       7,185        589        --        --        --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year   12.930142 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.839506 12.930142        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                   289,213    97,826        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                    13,778     3,004        --         --         --         --         --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   14.649878 14.364766 14.246371  13.797961  13.342328  12.500000         --        --        --        --
   Value at End of Year     15.640835 14.649878 14.364766  14.246371  13.797961  13.342328         --        --        --        --
   Ven 22, 20 No. of Units  2,480,202 2,749,259 2,856,699  2,851,285  2,591,227    864,791         --        --        --        --
   Ven 24 No. of Units        716,595   814,856   852,979    836,724    772,467    236,863         --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   14.514754 14.260686 14.171394  13.752895  13.325384  12.500000         --        --        --        --
   Value at End of Year     15.465456 14.514754 14.260686  14.171394  13.752895  13.325384         --        --        --        --
   No. of Units               192,640   204,746   183,658    183,071    176,536     67,700         --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.900181 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.758957 12.900181        --         --         --         --         --        --        --        --
   No. of Units                 9,817     3,612        --         --         --         --         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.414224 14.183124 14.115409  13.719187  13.312683  12.500000         --        --        --        --
   Value at End of Year     15.335192 14.414224 14.183124  14.115409  13.719187  13.312683         --        --        --        --
   No. of Units               592,962   656,118   852,235    910,466    961,422    584,424         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.913014 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     13.793408 12.913014        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                   125,720    31,098        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                     4,751     4,638        --         --         --         --         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   14.447658 12.500000        --         --         --         --         --        --        --        --
   Value at End of Year     15.378494 14.447658        --         --         --         --         --        --        --        --
   Venture 2006 No. of
      Units                     2,837        --        --         --         --         --         --        --        --        --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   17.100323 16.738625 16.563922  16.004802  15.455104  14.311130  13.404017 12.255674 12.500000        --
   Value at End of Year     18.292909 17.100323 16.738625  16.563922  16.004802  15.455104  14.311130 13.404017 12.255674        --
   Ven 22, 20 No. of Units  5,702,768 7,219,050 8,524,495 10,183,408 12,880,819 16,498,774 11,390,468 4,942,671 2,498,750        --
   Ven 24 No. of Units        324,568   375,350   453,502    523,343    648,851    764,140    509,254   268,256    78,135        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
   Value at Start of Year    15.766368  15.463689  15.332850  14.845027 14.363858 13.327266 12.500000        --        --        --
   Value at End of Year      16.832053  15.766368  15.463689  15.332850 14.845027 14.363858 13.327266        --        --        --
   No. of Units                 97,038    124,195    136,043    146,317   165,771   235,757   101,548        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.515050  16.222243  16.109056  15.620011 15.136415 14.065149 13.220054        --        --        --
   Value at End of Year      17.604771  16.515050  16.222243  16.109056 15.620011 15.136415 14.065149        --        --        --
   No. of Units                772,851  1,051,023  1,191,675  1,390,261 1,625,590 1,785,674   635,784        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.100323  16.738625  16.563922  16.004802 15.455104 14.311130 13.404017 12.255674 12.500000        --
   Value at End of Year      18.292909  17.100323  16.738625  16.563922 16.004802 15.455104 14.311130 13.404017 12.255674        --
   Ven 7, 8 No. of Units       922,607    992,396  1,207,624  1,419,106 1,926,539 2,525,927 4,677,905 1,109,681   965,672        --
   Ven 9 No. of Units          191,545    197,602    243,091    316,806   450,176   579,205   346,488   154,736    96,156        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.100323  16.738625  16.563922  16.004802 15.455104 14.311130 13.404017 12.255674 12.500000        --
   Value at End of Year      18.292909  17.100323  16.738625  16.563922 16.004802 15.455104 14.311130 13.404017 12.255674        --
   No. of Units                 58,716     60,994     86,061     84,248   104,470   135,170    33,694     8,750     3,534        --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.061591  15.032880  14.461277  13.141717 10.226558 12.500000        --        --        --        --
   Value at End of Year      17.661919  17.061591  15.032880  14.461277 13.141717 10.226558        --        --        --        --
   Ven 22, 20 No. of Units     525,072    524,997    479,230    294,133   260,853    66,768        --        --        --        --
   Ven 24 No. of Units          73,858    114,319     91,450     97,242   228,392    20,550        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.904231  14.923964  14.385171  13.098782 10.213536 12.500000        --        --        --        --
   Value at End of Year      17.463864  16.904231  14.923964  14.385171 13.098782 10.213536        --        --        --        --
   No. of Units                 12,964     19,273     56,929     49,165    42,013    10,425        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    16.787201  14.842824  14.328371  13.066689 10.203777 12.500000        --        --        --        --
   Value at End of Year      17.316821  16.787201  14.842824  14.328371 13.066689 10.203777        --        --        --        --
   No. of Units                 67,533     60,473     63,864     62,962    45,352    16,300        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.045265         --         --         --        --        --        --        --        --        --
   Value at End of Year      17.661919         --         --         --        --        --        --        --        --        --
   No. of Units                  4,559         --         --         --        --        --        --        --        --        --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    12.696588  11.167099  10.714200   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  10.714200  9.723963  7.554057  9.732630 11.142088        --        --
   Ven 22, 20 No. of Units     665,016    886,552  1,023,839  1,265,796 1,313,250 1,224,415 1,143,586   391,242        --        --
   Ven 24 No. of Units          32,483     42,370     40,031     40,193    82,944    70,965    24,083    29,052        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.592827  11.979243  11.516334  10.472938  8.152164 10.524299 12.500000        --        --        --
   Value at End of Year      14.068366  13.592827  11.979243  11.516334 10.472938  8.152164 10.524299        --        --        --
   No. of Units                  6,714      7,797     49,795     46,683    44,471    43,356     6,935        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.783733  11.283059  10.863288   9.893926  7.713002  9.972325 11.456807        --        --        --
   Value at End of Year      13.211024  12.783733  11.283059  10.863288  9.893926  7.713002  9.972325        --        --        --
   No. of Units                 67,979     76,602     98,421    103,516    91,041    99,157   127,551        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    12.696588  11.167099  10.714200   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  10.714200  9.723963  7.554057  9.732630 11.142088        --        --
   Ven 7, 8 No. of Units        57,373     87,759     96,813    131,745   118,593    87,233    82,311    40,604        --        --
   Ven 9 No. of Units           11,588     23,502     23,055     30,185    36,515    34,031    21,652     9,057        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    12.696588  11.167099  19.205427   9.723963  7.554057  9.732630 11.142088 12.500000        --        --
   Value at End of Year      13.167219  12.696588  11.167099  19.205427  9.723963  7.554057  9.732630 11.142088        --        --
   No. of Units                  3,558     43,280     43,446     56,451    56,751     7,039     3,775     5,153        --        --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99   12/31/98
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
U.S. CORE TRUST (FORMERLY, GROWTH & INCOME TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              14.579318  13.564583  13.506868  12.855881  10.313304  12.500000         --         --         --         --
   Value at End of
      Year              14.518149  14.579318  13.564583  13.506868  12.855881  10.313304         --         --         --         --
   Ven 22, 20 No. of
      Units             1,008,394  1,188,527  1,260,755  1,402,787  1,157,356    375,413         --         --         --         --
   Ven 24 No. of Units    265,481    302,166    319,240    346,789    275,513     69,557         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              14.444831  13.466290  13.435756  12.813869  10.300169  12.500000         --         --         --         --
   Value at End of
      Year              14.355313  14.444831  13.466290  13.435756  12.813869  10.300169         --         --         --         --
   No. of Units            89,832    102,795    123,670    126,219    111,950     43,336         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              14.344791  13.393047  13.382694  12.782466  10.290331  12.500000         --         --         --         --
   Value at End of
      Year              14.234406  14.344791  13.393047  13.382694  12.782466  10.290331         --         --         --         --
   No. of Units           276,808    320,762    382,827    423,871    342,057    157,975         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              14.579318  13.564583  13.506868         --         --         --         --         --         --         --
   Value at End of
      Year              14.518149  14.579318  13.564583         --         --         --         --         --         --         --
   Ven 9 No. of Units         814        821        540         --         --         --         --         --         --         --

U.S. CORE TRUST (FORMERLY, GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 4-23-1991)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   Ven 22, 20 No. of
      Units             7,876,734 10,804,652 14,442,611 18,546,078 22,221,143 25,907,419 32,116,274 34,550,777 33,148,376 25,877,974
   Ven 24 No. of Units    246,890    336,464    409,047    500,404    599,531    659,127    780,042    748,595    306,537         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              11.255794  10.475698  10.432331   9.928592   7.969731  10.702774  12.500000         --         --         --
   Value at End of
      Year              11.216521  11.255794  10.475698  10.432331   9.928592   7.969731  10.702774         --         --         --
   No. of Units           187,112    213,682    244,204    274,323    267,362    259,860    161,959         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              10.607934   9.887534   9.861332   9.399287   7.556172  10.162651  11.658205         --         --         --
   Value at End of
      Year              10.554994  10.607934   9.887534   9.861332   9.399287   7.556172  10.162651         --         --         --
   No. of Units           808,067  1,030,490  1,226,520  1,588,659  1,689,907  1,735,841  1,134,259         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   Ven 7, 8 No. of
       Units            3,660,572  4,570,352  5,765,877  7,267,903  8,866,162 10,572,731 12,958,144 16,700,731 23,383,310 27,426,054
   Ven 9 No. of Units   1,020,861  1,255,520  1,567,196  1,986,940  2,353,077  2,759,364  3,667,473  4,397,852  5,082,495  4,327,968

Ven 3 Contracts with no Optional Riders
   Value at Start of
      Year              32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967  26.431239
   Value at End of
      Year              32.850465  32.899218  30.558120  30.370984  28.846586  23.109098  30.971701  35.404552  38.655938  32.976967
   No. of Units           246,608    295,141    352,698    432,587    494,334    593,185    839,061  1,041,187  1,263,137  1,444,081

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of
      Year              13.029666  13.018201  13.088477  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.296338  13.029666  13.018201  13.088477         --         --         --         --         --         --
   Ven 22, 20 No. of
      Units               374,742    417,316    442,074     56,417         --         --         --         --         --         --
   Ven 24 No. of Units    106,517    116,308    129,539      4,596         --         --         --         --         --         --

Ven 22, 20 Contracts with GEM
   Value at Start of
      Year              12.960615  12.975049  13.071138  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.199306  12.960615  12.975049  13.071138         --         --         --         --         --         --
   No. of Units            54,326     66,808     66,501         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
   Value at Start of
      Year              12.909050  12.942789  13.058147  12.500000         --         --         --         --         --         --
   Value at End of
      Year              13.126968  12.909050  12.942789  13.058147         --         --         --         --         --         --
   No. of Units            64,991     82,828     91,514      2,222         --         --         --         --         --         --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of
      Year                     --         --         --  12.500000         --         --         --         --         --         --
   Value at End of
      Year                     --         --         --  13.088477         --         --         --         --         --         --
   No. of Units                --         --         --      5,927         --         --         --         --         --         --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
Ven 3 Contracts with no Optional Riders
   Value at Start of Year           --         --         --  12.500000        --        --        --        --        --        --
   Value at End of Year             --         --         --  13.088477        --        --        --        --        --        --
   No. of Units                     --         --         --                   --        --        --        --        --        --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2005)

Ven 24, 21, 20 Contracts with no Optional Benefits
   Value at Start of Year    10.417828  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  10.417828  13.004745         --        --        --        --        --        --        --
   Ven 22, 20 No. of Units     744,749    934,858  1,110,398         --        --        --        --        --        --        --
   Ven 24 No. of Units           4,951      5,780      9,213         --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    12.986774  12.961637  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.243291  12.986774  12.961637         --        --        --        --        --        --        --
   No. of Units                 16,151     24,103     26,930         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    12.935108  12.929410  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.170728  12.935108  12.929410         --        --        --        --        --        --        --
   No. of Units                 84,381    101,588    105,888         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.055978  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  13.055978  13.004745         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units       178,105    230,243    302,195         --        --        --        --        --        --        --
   Ven 9 No. of Units            2,371      3,549      6,187         --        --        --        --        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    13.055978  13.004745  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.340677  13.055978  13.004745         --        --        --        --        --        --        --
   No. of Units                    203      5,317      6,355         --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.001287  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.228223  13.001287         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     22,961      8,768         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.690464  13.324693  13.318387  13.151983 13.128409 12.500000        --        --        --        --
   Value at End of Year      13.894452  13.690464  13.324693  13.318387 13.151983 13.128409        --        --        --        --
   Ven 22, 20 No. of Units     707,094    880,139    948,394  1,025,660 1,110,845   533,053        --        --        --        --
   Ven 24 No. of Units         175,887    167,526    177,205    212,984   197,111    52,169        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.564174  13.228138  13.248289  13.109028 13.111730 12.500000        --        --        --        --
   Value at End of Year      13.738630  13.564174  13.228138  13.248289 13.109028 13.111730        --        --        --        --
   No. of Units                 56,946     68,127     77,626     91,031   116,839    36,437        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    12.971151  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.151204  12.971151         --         --        --        --        --        --        --        --
   No. of Units                  6,805      1,802         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.470255  13.156206  13.195972  13.076906 13.099241 12.500000        --        --        --        --
   Value at End of Year      13.622951  13.470255  13.156206  13.195972 13.076906 13.099241        --        --        --        --
   No. of Units                465,221    464,919    543,231    542,712   629,036   293,643        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    12.984055  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.184148  12.984055         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     10,879     23,304         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      4,493         --         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    13.548276  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      13.661396  13.501489         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      3,527         --         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year       13.690464         --         --         --        --        --        --        --        --        --
Value at End of Year         13.894452  13.690464         --         --        --        --        --        --        --        --
No. of Units                    23,278     18,747         --         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1988)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   Ven 22, 20 No. of Units   1,709,656  2,103,126  2,751,334  3,606,618 4,793,752 7,292,001 5,593,960 4,231,675 4,754,358 4,070,228
   Ven 24 No. of Units          97,984    113,425    145,201    180,944   257,637   403,618   213,477    93,942    23,761        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    14.501586  14.115667  14.119763  13.945604 13.929083 13.106028 12.500000        --        --        --
   Value at End of Year      14.719645  14.501586  14.115667  14.119763 13.945604 13.929083 13.106028        --        --        --
   No. of Units                 38,059     47,618     74,474     88,698    99,958   138,785    59,729        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    15.242464  14.859046  14.885619  14.724137 14.728774 13.879256 13.197644        --        --        --
   Value at End of Year      15.448353  15.242464  14.859046  14.885619 14.724137 14.728774 13.879256        --        --        --
   No. of Units                398,335    484,527    555,575    684,610   821,504 1,176,776   450,038        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   Ven 7, 8 No. of Units       889,595  1,065,069  1,297,081  1,614,429 2,122,109 3,045,706 3,067,509 3,229,697 5,085,359 6,548,985
   Ven 9 No. of Units          385,519    380,618    462,479    561,230   683,123   862,446   702,791   686,671   843,937   990,184

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    23.581607  22.908316  22.869318  22.541971 22.470272 21.100300 19.993612 18.286918 18.587049 17.535478
   Value at End of Year      23.984383  23.581607  22.908316  22.869318 22.541971 22.470272 21.100300 19.993612 18.286918 18.587049
   No. of Units                 66,069     78,999    105,019    126,203   156,966   209,936   216,970   237,376   330,164   428,699

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    13.903173  12.879916  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.077390  13.903173  12.879916         --        --        --        --        --        --        --
   Ven 22, 20 No. of Units      25,434     30,290     19,767         --        --        --        --        --        --        --
   Ven 24 No. of Units          11,916      1,122        667         --        --        --        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    13.857104  12.862850  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.002579  13.857104  12.862850         --        --        --        --        --        --        --
   No. of Units                  1,150      2,586        155         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    13.822640  12.850074  12.500000         --        --        --        --        --        --        --
   Value at End of Year      13.946701  13.822640  12.850074         --        --        --        --        --        --        --
   No. of Units                  2,563     19,313      4,385         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    13.903173  12.879916  12.500000         --        --        --        --        --        --        --
   Value at End of Year      14.077390  13.903173  12.879916         --        --        --        --        --        --        --
   Ven 7, 8 No. of Units            --         --         63         --        --        --        --        --        --        --
   No. of Units                  3,677        914         --         --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    12.924927  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      12.709903  12.924927         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     75,475     20,149         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      3,419        681         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    16.325528  15.001462  14.388284  13.372967  9.921762 12.500000        --        --        --        --
   Value at End of Year      16.013614  16.325528  15.001462  14.388284 13.372967  9.921762        --        --        --        --
   Ven 22, 20 No. of Units   1,077,333  1,220,700  1,378,444  1,467,955 1,139,159   416,246        --        --        --        --
   Ven 24 No. of Units         235,754    236,363    233,145    244,939   128,788    38,532        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    16.174970  14.892794  14.312562  13.329286  9.909127 12.500000        --        --        --        --
   Value at End of Year      15.834044  16.174970  14.892794  14.312562 13.329286  9.909127        --        --        --        --
   No. of Units                 51,511     64,315     82,397     90,515    77,833    34,295        --        --        --        --

Venture Prior

                               YEAR      YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR
                              ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/07  12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00  12/31/99  12/31/98
                            --------- --------- ---------- ---------- ---------- ---------- ---------- --------- --------- ---------
Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year   12.894968 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     12.635879 12.894968         --         --        --          --         --        --        --        --
   No. of Units                 4,896       485         --         --        --          --         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   16.062972 14.811805  14.256031  13.296623  9.899663   12.500000         --        --        --        --
   Value at End of Year     15.700711 16.062972  14.811805  14.256031 13.296623    9.899663         --        --        --        --
   No. of Units               187,746   215,208    223,068    234,116   165,759      78,162         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year   12.907798 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     12.667559 12.907798         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                    45,219    17,934         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                       607        --         --         --        --          --         --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year   16.100219 12.500000         --         --        --          --         --        --        --        --
   Value at End of Year     15.745027 16.100219         --         --        --          --         --        --        --        --
   Venture 2006 No. of
      Units                     1,839     1,012         --         --        --          --         --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   16.325528 15.001462  14.388284         --        --          --         --        --        --        --
   Value at End of Year     16.013614 16.325528  15.001462         --        --          --         --        --        --        --
   Ven 9 No. of Units             407       407        407         --        --          --         --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 5-01-1999)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   Ven 22, 20 No. of Units  7,069,399 9,783,655 12,551,192 15,352,785 11,816,230 12,616,770 12,398,739 8,985,000 4,369,955        --
   Ven 24 No. of Units        225,964   305,541    376,012    435,154    339,702    377,151    416,599   345,814   110,817        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   13.957702 12.816453  12.306729  11.432026   8.475151  11.511103  12.500000        --        --        --
   Value at End of Year     13.688064 13.957702  12.816453  12.306729  11.432026   8.475151  11.511103        --        --        --
   No. of Units                61,230    69,492     81,755     93,906     70,666    100,976     50,072        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   14.366724 13.211775  12.705323  11.820052   8.775940  11.937561  12.467016        --        --        --
   Value at End of Year     14.067941 14.366724  13.211775  12.705323  11.820052   8.775940  11.937561        --        --        --
   No. of Units               341,730   396,363    462,545    552,942    571,627    520,506    241,495        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   Ven 7, 8 No. of Units      532,372   704,824    906,374  1,308,889    869,461    907,289    986,019   908,191   812,997        --
   Ven 9 No. of Units         176,765   217,079    271,066    342,414    192,434    189,588    175,115   154,186   288,137        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year   15.174484 13.905977  13.326315  12.354355   9.140645  12.390130  12.894130 12.721279 12.500000        --
   Value at End of Year     14.911305 15.174484  13.905977  13.326315  12.354355   9.140645  12.390130 12.894130 12.721279        --
   No. of Units                49,020    55,484     75,863    122,075     81,126     79,208    109,471    55,957    28,047        --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year   27.223457 21.110756  18.366353  14.412596  10.886485  12.500000         --        --        --        --
   Value at End of Year     34.118172 27.223457  21.110756  18.366353  14.412596  10.886485         --        --        --        --
   Ven 22, 20 No. of Units    414,891   433,071    420,537    327,327    255,700     55,444         --        --        --        --
   Ven 24 No. of Units         66,225    73,397     65,416     58,295     33,132      1,856         --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year   26.972557 20.957916  18.269759  14.365541  10.872646  12.500000         --        --        --        --
   Value at End of Year     33.735876 26.972557  20.957916  18.269759  14.365541  10.872646         --        --        --        --
   No. of Units                26,950    27,798     35,771     33,611     19,803      2,135         --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year   26.785841 20.843976  18.197615  14.330345  10.862270  12.500000         --        --        --        --
   Value at End of Year     33.451893 26.785841  20.843976  18.197615  14.330345  10.862270         --        --        --        --
   No. of Units                94,666    97,999     85,040     50,626     25,906      9,361         --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   Ven 22, 20 No. of Units   1,106,668  1,385,421  1,588,012  1,411,455 1,155,186   999,664   816,957        --        --        --
   Ven 24 No. of Units          48,941     80,785     56,720     81,660    26,413    14,820    20,684        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    17.390646  13.488355  11.731812   9.211153  6.957324  9.246883 12.500000        --        --        --
   Value at End of Year      21.802733  17.390646  13.488355  11.731812  9.211153  6.957324  9.246883        --        --        --
   No. of Units                 24,492     30,912     45,318     53,409    58,350    69,010    39,029        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    17.243439  13.394183  11.667328   9.174298  6.939875  9.237560 12.500000        --        --        --
   Value at End of Year      21.585626  17.243439  13.394183  11.667328  9.174298  6.939875  9.237560        --        --        --
   No. of Units                129,163    152,846    151,571    149,497   127,263   126,518    82,992        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   Ven 7, 8 No. of Units       156,114    161,198    132,095    162,689    82,207    56,515    36,533        --        --        --
   Ven 9 No. of Units           47,480     66,540     58,046     61,234    55,818    43,665    48,346        --        --        --

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    17.588951  13.615000  11.818383   9.260547  6.980670  9.259344 12.500000        --        --        --
   Value at End of Year      22.095693  17.588951  13.615000  11.818383  9.260547  6.980670  9.259344        --        --        --
   No. of Units                 20,683     11,604     10,426      8,229     4,546        --       547        --        --        --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Venture 2006 Contracts with no Optional Benefits
   Value at Start of Year    13.648004  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.571039  13.648004         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                    114,627     24,355         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     18,807      3,898         --         --        --        --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    19.469199  16.343941  14.751510  13.004372  9.514740 12.500000        --        --        --        --
   Value at End of Year      20.733765  19.469199  16.343941  14.751510 13.004372  9.514740        --        --        --        --
   Ven 22, 20 No. of Units     499,597    539,785    469,625    550,507   353,383   142,517        --        --        --        --
   Ven 24 No. of Units          60,138     69,861     66,996     57,984    35,681     3,908        --        --        --        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.289725  16.225596  14.673914  12.961913  9.502632 12.500000        --        --        --        --
   Value at End of Year      20.501358  19.289725  16.225596  14.673914 12.961913  9.502632        --        --        --        --
   No. of Units                 42,700     43,497     31,187     34,342    27,647     2,569        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
   Value at Start of Year    13.616383  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.486215  13.616383         --         --        --        --        --        --        --        --
   No. of Units                 14,280      2,153         --         --        --        --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    19.156131  16.137336  14.615931  12.930141  9.493546 12.500000        --        --        --        --
   Value at End of Year      20.328696  19.156131  16.137336  14.615931 12.930141  9.493546        --        --        --        --
   No. of Units                 79,599     83,578     83,629     80,202    58,326    22,239        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
   Value at Start of Year    13.629932  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      14.522519  13.629932         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                     60,352     17,895         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      2,056         --         --         --        --        --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
   Value at Start of Year    19.200557  12.500000         --         --        --        --        --        --        --        --
   Value at End of Year      20.386088  19.200557         --         --        --        --        --        --        --        --
   Venture 2006 No. of
      Units                      1,014        248         --         --        --        --        --        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    19.469199  16.343941  14.751510         --        --        --        --        --        --        --
   Value at End of Year      20.733765  19.469199  16.343941         --        --        --        --        --        --        --
   Ven 9 No. of Units              592        593        593         --        --        --        --        --        --        --

Venture Prior

                               YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                               ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
                            ---------- ---------- ---------- ---------- --------- --------- --------- --------- --------- ---------
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)

Ven 24, 22, 20 Contracts with no Optional Benefits
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   Ven 22, 20 No. of Units   2,738,144  3,479,009  4,112,215  5,529,440 5,784,403 7,257,711 8,096,012 5,027,319 4,918,632 5,507,752
   Ven 24 No. of Units          65,009    103,356    105,003    114,024   129,475   157,262   171,629    87,689    29,887        --

Ven 22, 20 Contracts with GEM
   Value at Start of Year    19.028484  15.972794  14.418902  12.721391  9.315660 12.262228 12.500000        --        --        --
   Value at End of Year      20.263449  19.028484  15.972794  14.418902 12.721391  9.315660 12.262228        --        --        --
   No. of Units                 48,833     58,976     72,774     80,824    76,772    63,985    55,965        --        --        --

Ven 24 Contracts with Payment Enhancement
   Value at Start of Year    24.341476  20.463158  18.500073  16.346669 11.988345 15.804033 15.552753        --        --        --
   Value at End of Year      25.882194  24.341476  20.463158  18.500073 16.346669 11.988345 15.804033        --        --        --
   No. of Units                129,408    157,291    168,658    189,578   207,653   224,097   159,978        --        --        --

Ven 9, 8,7 Contracts with no Optional Riders
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   Ven 7, 8 No. of Units       308,190    376,700    435,336    628,519   685,771   924,294 1,115,499        --        --        --
   Ven 9 No. of Units          162,877    199,037    226,613    282,348   360,293   415,649   503,606   421,035   483,257   557,130

Ven 3 Contracts with no Optional Riders
   Value at Start of Year    27.462937  23.006889  20.727331  18.250518 13.337895 17.521564 17.182340 13.987433 14.591878 15.057118
   Value at End of Year      29.304174  27.462937  23.006889  20.727331 18.250518 13.337895 17.521564 17.182340 13.987433 14.591878
   No. of Units                 21,249     20,983     30,710     45,589    42,511    56,497    53,892    34,559    35,958    76,686